                         SUPPLEMENT DATED MAY 1, 1997

                                      TO

                         PROSPECTUS DATED MAY 1, 1995

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                                    VESTMET

                    GROUP AND INDIVIDUAL ANNUITY CONTRACTS

                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY

  This Supplement updates information contained in the Metropolitan Life Separate Account E prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center, telephone number (800) 553-4459, if you need another copy of the Prospectus.

  The Prospectus describes individual and group VestMet Contracts
("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). The Contracts are no longer currently offered for purchase.

  THIS SUPPLEMENT IS NOT VALID UNLESS PRECEDED BY THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

  THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

One Madison Avenue
New York, New York 10010______________________________Telephone:(800) 553-4459

  The names of the following seven portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") have been changed wherever they appear in the
Prospectus:

          OLD PORTFOLIO NAME             NEW PORTFOLIO NAME


          Growth                         State Street Research Growth
          Income                         State Street Research Income
          Money Market                   MetLife Money Market
          Diversified                    State Street Research
          Aggressive Growth              Diversified
          Stock Index                    State Street Research
                                         Aggressive Growth
                                         MetLife Stock Index

  It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the MetLife Money Market Portfolio on August 1, 1997. In the event this change takes place, the name of the Portfolio will be changed to State Street Research Money Market Portfolio as of August 1, 1997.

  In addition, there is a proposal to revise fees received by MetLife for providing investment management services to the Metropolitan Fund. The proposed fee revisions are expected to take effect August 1, 1997.

  The Table of Expenses on pages VM-4 and VM-5 of the Prospectus is revised to reflect the Metropolitan Fund Annual Expenses for the fiscal year ending December 31, 1996 and restated for the proposed fees:

METROPOLITAN FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                          MANAGEMENT    OTHER
                             FEES    EXPENSES(C) TOTAL
                          ---------- ----------- -----
State Street Research
 Growth Portfolio.......     .51         .04      .55
State Street Research
 Income Portfolio.......     .33         .07      .40
MetLife Money Market
 Portfolio..............     .25         .18      .43
State Street Research
 Diversified Portfolio..     .46         .04      .50
State Street Research
 Aggressive Growth Port-
 folio..................     .71         .04      .75
MetLife Stock Index
 Portfolio..............     .25         .05      .30

EXAMPLE

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
If you surrender your Contract at the end of the appli-
 cable time period:
 You would pay the following expenses on a $1,000 in-
  vestment in each investment division listed below, as-
  suming 5% annual return on assets:
  Growth Division....................................... $85  $112  $143  $250
  Income Division.......................................  83   108   135   234
  Money Market Division.................................  84   109   136   237
  Diversified Division..................................  84   111   140   244
  Aggressive Growth Division............................  87   119   153   270
  Stock Index Division..................................  82   105   130   223
If you annuitize at the end of the applicable time pe-
 riod or do not surrender your Contract:
 You would pay the following expenses on a $1,000 in-
  vestment in each investment division listed below, as-
  suming 5% annual return on assets:
  Growth Division....................................... $22  $ 68  $116  $250
  Income Division.......................................  20    63   108   234
  Money Market Division.................................  21    64   110   237
  Diversified Division..................................  21    66   114   244
  Aggressive Growth Division............................  24    74   126   270
  Stock Index Division..................................  19    60   103   223

-------
(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (see "Deductions and Charges," page VM-14) does not apply to 10% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all.
(b) There is no deferred sales load imposed under the Enhanced Contracts. Although total Separate Account annual expenses will not exceed 1.50% of average account values during the year for VestMet Contracts (.95% for Enhanced Contracts), the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. Under certain of the Enhanced Contracts the employer may pay all or part of the annual Contract fee. (See "Deductions and Charges," page VM-14.)
(c) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Metropolitan Fund. It assumes that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," on page VM-14, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.

FINANCIAL STATEMENTS

  The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.

PROFILE


Preference Plus(R) Account
Profile
--------------------------------------------------------------------------------
May 1, 1997


Preference
Plus
Profile


[LOGO] MetLife
Retirement & Savings Center

                      METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
PROFILE OF THE PREFERENCE PLUS(R) ACCOUNT DEFERRED INDIVIDUAL AND GROUP INDIVIDUAL RETIREMENT ANNUITIES ("IRAS"), SIMPLE INDIVIDUAL RETIREMENT
ANNUITIES ("SIMPLE IRAS"), NON-QUALIFIED ANNUITIES AND SIMPLIFIED EMPLOYEE PENSIONS ("SEPS") VARIABLE ANNUITY CONTRACTS ("CONTRACTS")
 ................................................................................

This Profile is a summary of the more important points that you should know and consider before purchasing a Contract or investing under a Contract. The Con-tract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT

    After you or your employer or the trustee makes the first purchase payment on your behalf, an account is set up for you under the Contract. You will receive a contract which is a legal agreement between you and Metropolitan Life Insurance Company (MetLife) or a certificate which summarizes the relevant provisions of a group contract between MetLife and the employer or trustee. If purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights described in this Profile are subject to the terms of the plan. The Contract consists of two phases: the accumulation or "pay-in" phase and the annuity or "pay-out" phase. By making one or more purchase payments, you accumulate money in your account during the pay-in phase. MetLife will hold your money and credit any investment returns as long as the money remains in your ac-count. The pay-out phase begins when you either take all of your money out of the account or elect to receive "income" payments that MetLife makes using the money from your account. The number and the amount of the income payments you receive depend on the pay-out option you choose and the amount used to provide your income payments.

    The Contract is called an "annuity" because you can elect income payments. The Contract is a "variable annuity" because, based on the performance of the investment options you choose, your account value may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment options you choose. There is also a fixed interest rate option called the Fixed Interest Account. The Fixed Interest Account provides interest rates guaranteed by MetLife and is not described in this Profile. While there is a possible loss of principal in the investment options, they offer the opportunity for greater returns than the interest rate guaranteed under the Fixed Interest Account.

    You may transfer money in your account among the investment options and between the investment options and the Fixed Interest Account as often as you like. There is no minimum amount required to make a transfer nor is there a charge for transfers.

2. ANNUITY PAYMENTS

    The pay-out phase begins when you elect either to take out all the money in your account or you start to receive income payments that MetLife makes using the money from your account. You can choose income payments that are fixed, variable or both. If the payments are fixed, MetLife guarantees the amount of each payment. If the payments are variable, the amount is not guaranteed and can go up or down based upon the performance of the invest-ment options you have chosen. Income payments can be received monthly, quarterly, semi-annually or annually. MetLife can guarantee income pay-ments to last for a fixed period of time, for your lifetime, or for as long as either you or a person you choose is living. Other pay-out choices are available.

3. PURCHASE

    You, your employer, or the trustee of a retirement plan can purchase a contract through your MetLife representative or a representative of other firms MetLife has selected. You must indicate that you want to invest un-der a contract by filling out the appropriate forms.

    There is no minimum purchase payment amount. (MetLife may cancel the Con-tract if your account value falls below certain minimums.) You can put more money in your account, but MetLife may reject purchase payments over $500,000.

    WHO SHOULD BUY A CONTRACT? Contracts are appropriate for individuals sav-ing for retirement. The Non-Qualified Contract is called "non-qualified" because it does not meet the requirements or "qualify" under the Federal income tax laws for retirement plans or IRAs. Purchase payments for Non-Qualified Contracts are not tax-deductible. Purchase payments for the other Contracts qualify under the Federal income tax laws for retirement plans or are IRAs. For the IRA Contract, purchase payments may be totally, partially, or not tax-deductible, depending on your situation. Purchase payments made under qualified retirement plans or arrangements under SIM-PLE IRAs or SEP Contracts are generally fully tax-deductible or made on a pre-tax basis.

4. INVESTMENT OPTIONS

    The investment options are:

    . Income                  . Loomis Sayles High Yield Bond
    . Diversified             . Aggressive Growth
    . Stock Index             . T. Rowe Price Small Cap Growth
    . Growth                  . Scudder Global Equity
    . Janus Mid Cap           . International Stock

    Money in the investment options are invested in the Metropolitan Series Fund, Inc., an underlying mutual fund that invests in stocks, bonds and other investments. Not all options are available in all states.

5. EXPENSES

    There are two types of charges you pay while you have money in an invest-ment option. The first is an insurance-related charge that on an annual basis will not exceed 1.25% of the average daily value of the amount you have in each investment option. This charge is used to pay MetLife for general administrative expenses and for mortality and expense risks of the Contract. MetLife guarantees that the insurance- related charge will never increase while you have a contract or certificate. The second charge is investment-related. It pays the investment manager for managing amounts in the investment options and pays for investment operating expenses. For the Income, Diversified, Stock Index, Growth, Aggressive Growth and Interna-tional Stock investment options, the investment-related charges are ex-pected to range on an annual basis from .30% to .97% of the average daily value of the amount you have in an investment option, depending on the op-tions you select. For the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity investment options, which commenced operations on March 3, 1997, these investment-related charges are estimated for the year ending December 31, 1997, to range from .75% to .95% of the average daily value of the amount you have in an in-vestment option, depending on the options you select.

    If you decide to take all or part of a purchase payment out of your ac-count within seven years of when you made it, a withdrawal charge of up to 7% of the purchase payment withdrawn may also be imposed as follows:


              DURING PURCHASE PAYMENT YEAR


            1       2          3          4          5          6          7          8 & Later
            7%      6%         5%         4%         3%         2%         1%         0


    There are no annual Contract charges. (For the IRA, Non-Qualified and SEP Contracts, there is a $20 charge applied against any amounts in the Fixed Interest Account only if your account value is less than $20,000 or if you are not enrolled in MetLife's payroll deduction or bank authorization pro-grams. For the SIMPLE IRA Contract, there is a $20 charge applied against any amounts in the Fixed Interest Account only if your account value is less than $20,000 or if you fail to make purchase payments during the year.)

                                   PROFILE 2

    The table below summarizes the Contract expenses described on the previous page for the year ending December 31, 1996, restated for proposed manage-ment fee revisions expected to take effect August 1, 1997 for the Income, Diversified, Growth, Aggressive Growth and International Stock investment options, or estimated for the year ending December 31, 1997 for the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity investment options.

      . The first two columns are the insurance-related and investment-re-lated charges per investment option and the third column is the to-tal.

      . The last two columns indicate the amount you would pay, including any withdrawal charges, on a hypothetical $1,000 investment in each in-vestment option if you took your money out of the account as of the end of the first year or as of the end of the tenth year. (There are no numbers for some of the options for the "10 years" example, be-cause the investment options are new.)

      . These examples also assume a 5% investment return each year and that 10% of the account value is free of withdrawal charges. The table as-sumes that annuity taxes are 0%.


                          TOTAL ANNUAL  TOTAL ANNUAL   TOTAL ANNUAL  EXAMPLES: TOTAL
                           INSURANCE     INVESTMENT-     CHARGES     ANNUAL EXPENSES
                             CHARGE    RELATED CHARGES              AS OF THE END OF
INVESTMENT
OPTION                                                              1 YEAR    10 YEARS
 ................................................................................
Income                        1.25%          .40%          1.65%         $80        $197
Diversified                   1.25%          .50%          1.75%         $81        $207
Stock Index                   1.25%          .30%          1.55%         $79        $186
Growth                        1.25%          .55%          1.80%         $81        $213
Janus Mid Cap                 1.25%          .95%          2.20%         $85         N/A
Loomis Sayles High Yield
 Bond                         1.25%          .90%          2.15%         $85         N/A
Aggressive Growth             1.25%          .75%          2.00%         $83        $235
T. Rowe Price Small Cap
 Growth                       1.25%          .75%          2.00%         $83         N/A
Scudder Global Equity         1.25%          .82%          2.07%         $84         N/A
International Stock           1.25%          .97%          2.22%         $86        $258

    The total annual investment-related charges column reflects all expense reimbursements and fee waiver arrangements.

    The complete Table of Expenses can be found in the prospectus for the Con-tracts.

6. TAXES

    Generally, you will not be taxed on any earnings from your account until you make a withdrawal. If you take money out of your account before age 59 1/2, you may also have to pay a 10% (or 25%) Federal income tax penalty on the portion of the withdrawal which is taxable. (The Federal income tax penalty is 25% for the first two years of a SIMPLE IRA and 10% for all other withdrawals.)

    For tax purposes, withdrawals from the Non-Qualified Contract are normally treated as coming from taxable earnings first and then from non-taxable purchase payments.

    For the IRA Contract, the tax treatment of a withdrawal will depend on whether your purchase payment was tax-deductible or not deductible and the number and size of any other IRAs you own.

    If your purchase payment under the IRA, SEP or SIMPLE IRA Contract was fully tax-deductible or made on a pre-tax basis, all withdrawals will be subject to ordinary income tax.

    Income payments are subject to different tax rules. Some jurisdictions may also tax amounts in annuities. MetLife does not deduct annuity taxes from your account until the pay-out phase of the Contract. Annuity taxes cur-rently range up to 5%.

                                   PROFILE 3

7. ACCESS TO YOUR MONEY

    When you want to take money out of your account, you may request a with-drawal of at least $500 or your account value, if less. A withdrawal charge of up to 7% that declines to zero over a seven year period applies to each purchase payment and may be deducted from your account. The amount of the withdrawal charge depends upon how long the withdrawn purchase pay-ments were in your account. Whether or not a contract withdrawal charge applies, withdrawals may be subject to income taxes, as well as a 10% tax penalty if you are age 59 1/2 or less. (The tax penalty is 25% for the first two years of a SIMPLE IRA, and 10% for all other withdrawals.)

    You do not pay a contract withdrawal charge if:

      A. The withdrawal is the first in a contract year and is up to 10% of the value of your account.

      B. The amount withdrawn is from purchase payments made over seven years ago.

      C. You elect to purchase a lifetime income option or an income that will be paid for at least five years without the right to cancel the payment method.

      D. You die during the pay-in phase of the Contract.

      E. You notify us in writing that you want to cancel the Contract within 10 days of receipt of your Contract. (Your rights to cancel may vary in some states.)

      F. You or your spouse (i) is a resident in certain nursing home facili-ties for at least 90 consecutive days or (ii) has been diagnosed as terminally ill and is expected to die within 12 months. (May not be available in all states.)

      G. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regula-tions that apply to IRA, SIMPLE IRA or SEP Contracts.

    Transfers from certain MetLife contracts "rolled over" to these Contracts have different withdrawal charges.

8. PERFORMANCE HISTORY

    The following chart shows the percentage change in unit values (total re-turn) for the investment options for certain time periods. (Unit values are the bookkeeping measure MetLife uses to track account values.) The unit values reflect the insurance-related charges and investment-related charges. The total return history below does not reflect withdrawal charges. If they were included, the total return figures would have been lower. Past performance does not guarantee future results.

INVESTMENT OPTION       1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
                        12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
 ................................................................................
   Income                15.94%    5.61%    9.94%   -4.34%   18.10%    2.30%
   Diversified           23.42%    8.09%   11.42%   -4.24%   25.46%   13.06%
   Stock Index           28.11%    6.11%    8.21%   -0.07%   35.18%   21.11%
   Growth                31.48%   10.25%   12.98%   -4.47%   31.48%   20.67%
   Aggressive Growth     64.38%    9.00%   21.09%   -3.11%   27.93%    6.35%
   International Stock           -11.31%   46.01%    3.71%   -0.42%   -2.96%

    Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Se-ries Fund, Inc., other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

                                   PROFILE 4

9. DEATH BENEFIT

    If you or the person whose life determines when income payments are to be made, if different, die before the pay-out phase begins, MetLife will pay a death benefit that equals the greatest of: (1) your account value, (2) your highest account value on December 31 of any fifth anniversary of your purchase of the contract, less any later withdrawals and fees and (3) the total of all purchase payments you made less withdrawals.

10. OTHER INFORMATION

      A. The Non-Qualified and IRA Contracts described in this Profile are individual contracts. You, as purchaser of the contract, have all rights under the contract. The SEP Contract is a group contract. The SIMPLE IRA Contract may be either an individual or group contract.

      B. Metropolitan's Easy Telephone Service: Account information is avail-able 24 hours a day on our toll-free line. Requests may also be made during business hours.

      C. Payroll deduction/bank authorization: You may be able to make pur-chase payments conveniently by authorizing deductions from your sal-ary or transfers from your bank account.

      D. MetLife's Automated Investment Strategies: Although no investment strategy can guarantee a profit or protect against loss, you can se-lect an automated investment strategy to help make investing easy. When you choose an automated investment strategy, MetLife will make scheduled transfers among the Fixed Interest Account and the invest-ment options that help you follow the strategies described below:

             THE EQUITY GENERATOR SM: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to the Stock Index or Aggressive Growth investment option.

             THE EQUALIZER SM: Amounts in the Fixed Interest Account and in the Stock Index or Aggressive Growth investment options are transferred quarterly from one to the other in order to make the amounts in each equal.

             THE REBALANCER SM: Amounts in the investment options and the Fixed Interest Account are transferred each quarter in order to bring the percentage of your account value in each option back to the original allocation that you choose.

             THE ALLOCATOR SM: A dollar amount you choose is transferred monthly from the Fixed Interest Account into any of the invest-ment options. You select the day of the month and the period dur-ing which the transfers will occur.

11. INQUIRIES

    Please contact MetLife at:

    Metropolitan Life Insurance Company
    One Madison Avenue
    New York, NY 10010
    Attention: Retirement & Savings Center
    1-800-553-4459

                                   PROFILE 5

          Preference Plus(R) Account Prospectus

             Individual Retirement Annuities
             Simple Individual Retirement Annuities
             Non-Qualified Annuities
             Simplified Employee Pensions



             [GRAPHIC]


          May 1, 1997


                                                       [LOGO]MetLife(R)

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                    GROUP AND INDIVIDUAL ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes individual and group non-qualified annuities, individual retirement annuities, Savings Incentive Match Plan for Employees individual retirement annuities and simplified employee pensions Preference Plus Contracts ("Contracts") and individual and group non-qualified annuities, individual retirement annuities, Savings Incentive Match Plan for Employees individual retirement annuities and simplified employee pensions Preference Plus Income Annuities ("Income Annuities").

  Group Contracts and Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account, and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity and GFM International Stock Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund").

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
        COMMISSION NOR  HAS THE  COMMISSION OR ANY  STATE SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR ADEQUACY  OF THIS
          PROSPECTUS.  ANY  REPRESENTATION TO  THE CONTRARY  IS  A
            CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, WHICH CONTAINS ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth concisely information about the Contracts and Income Annuities and Separate Account E that you should know before investing. Additional information about the Contracts and Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010 Attention: Alan DiMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page A-PPA-30.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
INDEX OF SPECIAL TERMS................................................. A-PPA- 3
TABLE OF EXPENSES...................................................... A-PPA- 4
SUMMARY................................................................ A-PPA- 6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.................. A-PPA- 7
FINANCIAL STATEMENTS................................................... A-PPA- 8
OUR COMPANY AND THE SEPARATE ACCOUNT................................... A-PPA- 9
DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS........................ A-PPA-10
  YOUR INVESTMENT CHOICES.............................................. A-PPA-10
  PURCHASE PAYMENTS.................................................... A-PPA-12
  DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT............ A-PPA-13
  WITHDRAWALS AND TRANSFERS............................................ A-PPA-14
  DEDUCTIONS AND CHARGES............................................... A-PPA-15
  EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES............................. A-PPA-16
  DEATH BENEFIT........................................................ A-PPA-17
  INCOME OPTIONS....................................................... A-PPA-17
INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS.......................... A-PPA-18
  ADMINISTRATION....................................................... A-PPA-18
  DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS.................... A-PPA-19
  TRANSFERS............................................................ A-PPA-19
  DEDUCTIONS AND CHARGES............................................... A-PPA-20
OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS.................. A-PPA-22
TAXES.................................................................. A-PPA-26
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........... A-PPA-30
APPENDIX............................................................... A-PPA-31
INDEX.................................................................. A-PPA-32

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                    A-PPA-2

                             INDEX OF SPECIAL TERMS

   TERMS                                                                  PAGE
   -----                                                                --------
Account Balance........................................................ A-PPA- 6
Accumulation Units..................................................... A-PPA-13
Annuity Units.......................................................... A-PPA-19
Assumed Investment Rate................................................ A-PPA-19
Contract Year.......................................................... A-PPA-15
Contracts.............................................................. A-PPA- 1
Designated Office...................................................... A-PPA-12
Early Withdrawal Charge................................................ A-PPA-15
Experience Factor...................................................... A-PPA-13
Free Corridor.......................................................... A-PPA-16
Income Annuities....................................................... A-PPA- 1
Preference Plus Contracts.............................................. A-PPA- 1
Preference Plus Income Annuities....................................... A-PPA- 1
Separate Account....................................................... A-PPA- 6
Systematic Withdrawal Income Program................................... A-PPA-14
Valuation Period....................................................... A-PPA-13

                                    A-PPA-3

       TABLE OF EXPENSES--PREFERENCE PLUS CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account and Metropolitan Fund expenses for the fiscal year ending December 31, 1996:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None(b)
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .50%(c)
 Mortality and Expense Risk Charge.................................   .75%(c)
 Total Separate Account Annual Expenses............................  1.25%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                      MANAGEMENT  OTHER
                                                         FEES    EXPENSES TOTAL
                                                      ---------- -------- -----
 State Street Research Income Portfolio(d)(e)........    .33       .07     .40
 State Street Research Diversified Portfolio(d)(e)...    .46       .04     .50
 MetLife Stock Index Portfolio(d)....................    .25       .05     .30
 State Street Research Growth Portfolio(d)(e)........    .51       .04     .55
 Janus Mid Cap Portfolio(f)..........................    .75       .20     .95
 Loomis Sayles High Yield Bond Portfolio(f)..........    .70       .20     .90
 State Street Research Aggressive Growth
  Portfolio(d)(e)....................................    .71       .04     .75
 T. Rowe Price Small Cap Growth Portfolio(f).........    .55       .20     .75
 Scudder Global Equity Portfolio(f)(g)...............    .62       .20     .82
 GFM International Stock Portfolio(d)(e)(h)..........    .75       .22     .97

EXAMPLE

If you surrender your Contract at the end of
 the applicable time period:
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on    1 YEAR 3 YEARS 5 YEARS 10 YEARS
  assets:                                       ------ ------- ------- --------
   Income Division.............................    $80     $97    $117     $197
   Diversified Division........................     81     100     122      207
   Stock Index Division........................     79      94     111      186
   Growth Division.............................     81     101     125      213
   Janus Mid Cap Division......................     85     114     --       --
   Loomis Sayles High Yield Bond Division......     85     113     --       --
   Aggressive Growth Division..................     83     108     135      235
   T. Rowe Price Small Cap Growth Division.....     83     108     --       --
   Scudder Global Equity Division..............     84     110     --       --
   International Stock Division................     86     115     147      258
If you annuitize at the end of the applicable
 time period or do not surrender your
 Contract(i):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   Income Division.............................    $17     $53     $91     $197
   Diversified Division........................     18      56      96      207
   Stock Index Division........................     16      49      85      186
   Growth Division.............................     18      57      98      213
   Janus Mid Cap Division......................     23      70     --       --
   Loomis Sayles High Yield Bond Division......     22      68     --       --
   Aggressive Growth Division..................     21      63     109      235
   T. Rowe Price Small Cap Growth Division.....     21      63     --       --
   Scudder Global Equity Division..............     21      66     --       --
   International Stock Division................     23      70     120      258

                                    A-PPA-4

-------
(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (see "Deductions and Charges," page A-PPA-15) does not apply to 10% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all.
(b) A one time contract fee of $350 may be imposed under certain Income Annuities. (See "Income Annuities--Deductions and Charges," page A-PPA-20.)
(c) Although total Separate Account annual expenses will not exceed 1.25% of average account values for Contracts, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page A-PPA-15.)
(d) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(e) Reflects 1996 fees and expenses, restated for proposed management fee revisions expected to take effect August 1, 1997.
(f) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until each Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. The marginal rate of the investment management fee for T. Rowe Price Small Cap, Janus Mid Cap, and Scudder Global Equity Portfolios will decrease when the dollar amount in each respective Portfolio reaches certain threshold amounts.
(g) MetLife has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent MetLife's waiver of its investment management fee, we estimate that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.
(h) It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited ("GFM") will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.
(i) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge (see "Exemptions from Early Withdrawal Charges," page A-PPA-16).

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account and the Metropolitan Fund. It assumes that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," page A-PPA-15, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.




                                    A-PPA-5

 ...............................................................
SUMMARY
 ...............................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we", "us" or "our"). The term "Contracts" and "Income Annuities" also includes certificates issued under certain group arrangements. Income Annuities are described separately beginning on page A-PPA-18. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in a Contract or Income Annuity.

YOUR INVESTMENT CHOICES (PAGES A-PPA-10-12)

  Each of the Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," page A-PPA-13, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

  A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGES A-PPA-10-11. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS.

TAXES (PAGES A-PPA-26-29)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax market.

PURCHASE PAYMENTS; TRANSFERS (PAGES A-PPA-12-13; A-PPA-14-15)

  The Contracts allow you to make new purchase payments, to transfer money among investment options and between the Separate Account and the Fixed Interest Account and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," page A-PPA-14.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Contract. (See "Withdrawals and Transfers," page A-PPA-14, "Deductions and Charges," page A-PPA-15.)

DEDUCTIONS AND CHARGES (PAGES A-PPA-15-16)

  Your Contract is subject to various charges.

  Annual Contract Fees: There is no annual Contract fee. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: 1.25% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received.

  Metropolitan Series Fund, Inc.: Management fees and other expenses.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES A-PPA-16-17)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

  Item 1--Transfers among investment divisions or to or from the Fixed Interest Account

  Item 2--Withdrawals that represent purchase payments made over seven years ago

  Item 3--Free Corridor

  Item 4--Free Look

  Item 5--Certain Income Annuities

  Item 6--Death Benefit

  Item 7--Mandated Withdrawals under Federal law

  Item 8--Transfer from other MetLife Contracts

  Item 9--Nursing Home or Terminal Illness


DEATH BENEFIT (PAGE A-PPA-17)

  Each Contract offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGE A-PPA-18)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Income Annuity if you did not have a Contract during the accumulation period. Your Income Annuity is subject to various charges. (See "Income Annuities--Deductions and Charges," page A-PPA-20.)

                                    A-PPA-6

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.


                                     ACCUMULATION     ACCUMULATION  NUMBER OF ACCUMULATION
                                      UNIT VALUE     UNIT VALUE END   UNITS END OF YEAR
  PREFERENCE PLUS CONTRACTS   YEAR BEGINNING OF YEAR    OF YEAR         (IN THOUSANDS)
  -------------------------   ---- ----------------- -------------- ----------------------
  Income Divi-
   sion                       1996      $16.12           $16.49             16,604
                              1995       13.65            16.12             15,252
                              1994       14.27            13.65             13,923
                              1993       12.98            14.27             14,631
                              1992       12.29            12.98              5,918
                              1991       10.60            12.29              1,210
                              1990       10.00(a)         10.60                 32
  Diversified
   Division                   1996       17.00            19.22             52,053
                              1995       13.55            17.00             42,712
                              1994       14.15            13.55             40,962
                              1993       12.70            14.15             31,808
                              1992       11.75            12.70              7,375
                              1991        9.52            11.75              1,080
                              1990       10.00(a)          9.52                 44
  Stock Index
   Division                   1996       18.52            22.43             43,141
                              1995       13.70            18.52             29,883
                              1994       13.71            13.70             23,458
                              1993       12.67            13.71             18,202
                              1992       11.94            12.67              8,150
                              1991        9.32            11.94              1,666
                              1990       10.00(a)          9.32                 55
  Growth Divi-
   sion                       1996       17.71            21.37             49,644
                              1995       13.47            17.71             38,047
                              1994       14.10            13.47             32,563
                              1993       12.48            14.10             24,608
                              1992       11.32            12.48              9,432
                              1991        8.61            11.32              2,824
                              1990       10.00(a)          8.61                178
  Aggressive
   Growth                     1996       22.35            23.77             43,962
  Division                    1995       17.47            22.35             33,899
                              1994       18.03            17.47             26,890
                              1993       14.89            18.03             17,094
                              1992       13.66            14.89              5,747
                              1991        8.31            13.66              1,060
                              1990       10.00(a)          8.31                 49
  International
   Stock                      1996       14.19            13.77             17,780
  Division                    1995       14.25            14.19             17,553
                              1994       13.74            14.25             16,674
                              1993        9.41            13.74              6,921
                              1992       10.61             9.41                966
                              1991       10.00(b)         10.61                 92

   In addition to the above mentioned Accumulation Units, there are cash reserves of $5,422,688 on December 31, 1996 applicable to Income
 Annuities (including those not described in this Prospectus) receiving annuity payouts.


(a) Inception Date July 2, 1990
(b) Inception Date July 1, 1991

                                    A-PPA-7

                           PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES



                        1990    1991    1992    1993    1994    1995    1996
                        ----    ----    ----    ----    ----    ----    ----
Income                  10.60   12.29   12.98   14.27   13.65   16.12   16.49
Diversified              9.52   11.75   12.70   14.15   13.55   17.00   19.22
Stock Index              9.32   11.94   12.67   13.71   13.70   18.52   22.43
Growth                   8.61   11.32   12.48   14.10   13.47   17.71   21.37
Aggressive Growth        8.31   13.66   14.89   18.03   17.47   22.35   23.77
International Stock       -     10.61    9.41   13.74   14.25   14.19   13.77



FINANCIAL STATEMENTS

  The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.


                                    A-PPA-8

 ...............................................................
OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1996, we had approximately $298 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Contracts and Income Annuities is not limited by the amount of assets in the Separate Account.

                                    A-PPA-9

          SECTION I: DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS

 ...................................
                                  ............................
WHAT ARE THE CONTRACTS?

  The Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Preference Plus Contracts to meet your individual needs. These include contracts meeting the tax requirements under the following provisions of the Internal Revenue Code ("Code"): (1) Individual Retirement Annuities (IRAs) under (S)408(b); (2) Simplified Employee Pensions
(SEPs) under (S)408(k); (3) Savings Incentive Match Plan for Employees Individual Retirement Annuities ("SIMPLE IRAs") under (S)408(p); (4) Tax Sheltered Annuities (TSAs) under (S)403(b); (5) Public Employee Deferred Compensation (PEDC) under (S)457; (6) Keogh plans under (S)401; (7) Qualified Annuity Plans (403(a)) under (S)403(a); and (8) Non-Qualified Annuities under
(S)72. Our Contracts may be individual or group (offered to an employer, association, trust or other group for its employees, members or participants). Group Contracts may be issued to a bank that does nothing but hold them as contractholder. Contracts are either allocated (we keep records of your Account Balance) or unallocated (we keep Account Balance records only for the plan as a whole). Some contracts have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes four types of Contracts: IRAs, SIMPLE IRAs, SEPs and Non-Qualified.

  The Prospectus will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ...............................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?

  The investment choices are provided through our Separate Account. Divisions available for new investments are the Income, Diversified, Stock Index, Growth, Aggressive Growth, and International Stock Divisions. If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, and Scudder Global Equity Divisions are also available. If you are covered under a group Contract, your employer, association or group may have limited the number of available divisions. Your Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund as shown on page
1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Con-tracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of annuities and life insurance policies and are never sold directly to the public. These mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management investment companies" under the 1940 Act. Except for the Janus Mid Cap Portfolio, each fund is "diversified" under the 1940 Act. Each division invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

                                   A-PPA-10

 ...............................................................

State Street Research Diversified Portfolio: To achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research & Management Company (a subsidiary of ours).

MetLife Stock Index Portfolio: To equal the performance of the Standard & Poor's 500 composite stock price index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

State Street Research Growth Portfolio: To achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

Janus Mid Cap Portfolio: To provide long-term growth of capital. It pursues this objective by investing primarily in a non-diversified portfolio of securities issued by medium sized companies.

Loomis Sayles High Yield Bond Portfolio: To achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

State Street Research Aggressive Growth Portfolio: To achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

T. Rowe Price Small Cap Growth Portfolio: To achieve long-term capital growth by investing in small capitalization companies.

Scudder Global Equity Portfolio: To achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

GFM International Stock Portfolio: To achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. As the investment manager of the State Street Research Growth, State Street Research Income, State Street Research Diversified and MetLife Stock Index Portfolios of the Metropolitan Fund, we receive monthly compensation as an investment management fee equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For the State Street Research Aggressive Growth and GFM International Stock Portfolios, we are paid a monthly investment management fee equivalent to an annual rate of
 .75% of the average daily value of the aggregate net assets for each Portfolio. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios.

  We pay GFM International Investors Limited, one of our subsidiaries, to provide us with sub-investment management services for the GFM International Stock Portfolio. It is expected that State Street Research & Management Company will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.

  The above fees do not reflect proposed investment management fee revisions expected to take effect August 1, 1997, for the State Street Research Growth, State Street Research Income, State Street Research Diversified, and State Street Research Aggressive Growth Portfolios and the GFM International Stock Portfolio. The Table of Expenses in this Prospectus indicates the 1996 fees and expenses restated for these proposed fee revisions.

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the

                                   A-PPA-11

 ...............................................................
Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth Portfolio.

  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. We have agreed to waive a portion of our investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  The Metropolitan Fund is more fully described in its prospectus and the Statement of Additional Information that the prospectus refers to. The Metropolitan Fund's prospectus is attached at the end of this prospectus.

  The Statement of Additional Information is available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement.

PURCHASE PAYMENTS
 ...............................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses for these Offices. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Contracts, your employer, or the group in which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  For IRA and Non-Qualified Contracts, your purchase payments may also be made "automatically" through procedures that we call "automatic payroll deduction" and "check-o-matic." With automatic payroll deduction, your employer deducts an amount from your salary and makes the purchase payment for you. With check-o-matic, your bank deducts monies from your bank checking account and makes the purchase payment for you.

  Purchase payments, including check-o-matic payments, are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

  Under certain circumstances, we may be able to electronically submit your complete initial application to our Designated Office. For the purpose of crediting and valuing any purchase payment electronically submitted with your initial application we may, for certain Contracts, treat the electronic purchase payment as a payment received at our Designated Office if: (1) the electronic purchase payment is received at the Designated Office accompanied by a correct and complete electronic application record; and (2) your actual purchase payment, application and other documentation are received in good order at our Designated Office within five business days following the transmission of the

                                   A-PPA-12

 ...............................................................
electronic record. In such case, the agent or local office will electronically transmit a record of your purchase payment and application and then forward your actual purchase payment, application and other documentation to our Designated Office. Generally, the electronic record is received at our Designated Office the business day following its transmission by the agent or local office. If, however, your purchase payment and application are received at our Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There is no minimum purchase payment. We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws.

  You may continue to make purchase payments while you receive Systematic Withdrawal Income Program payments, as described later in this Prospectus, except if purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

  In order to comply with regulatory requirements in Washington and Oregon, we may limit the ability of a resident of either state to make purchase payments
(1) after the Contract has been held for more than three years, if the Contract was issued after age 60 or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ...............................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate the value of accumulation units once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an accumulation unit and the next accumulation unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The value of accumulation units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses is positive, accumulation unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses is negative, they will go down.

   We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio.The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for the Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the period since the last calculation by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was .95, the new accumulation unit value is $11.40 ($12.00 X .95).

                                   A-PPA-13

 ...............................................................

WITHDRAWALS AND TRANSFERS
 ...............................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account. We may require that you maintain a minimum Account Balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WE MAKE WITHDRAWALS OR TRANSFERS?

  Generally, we will make withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis, if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. If we agree and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. Whether you or your sales representative make transfer requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make transfers from both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls requesting a transfer will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transfer. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for IRA, SIMPLE IRA, SEP and Non-Qualified Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Income Program ("SWIP"). SWIP payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You may choose to receive SWIP payments for either a specific dollar amount or a percentage of your Account Balance. Each SWIP payment must be at least $50. Your payment date is the date we make payment, which is not the date you receive it. You should allow approximately 10 days for processing your request. If we do not receive the request at least 10 days in advance of the SWIP payment start date, we will process your first SWIP payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. The date of the first SWIP payment is your SWIP anniversary date. Requests to commence SWIP payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year effective on the SWIP anniversary date. Requests for such changes must be made at least 30 days prior to the SWIP anniversary date. You may cancel your SWIP request at any time by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SWIP PAYMENTS?

  Each SWIP payment will be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have an Account Balance. If your Account Balance is insufficient to make a requested SWIP payment, the remaining Account Balance will be paid to you.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SWIP PAYMENT?

  For purposes of the early withdrawal charge, SWIP is characterized as a single withdrawal made in a series of payments over a twelve month period. If SWIP payments comprise the first withdrawal of the Contract Year and are within the 10% Free Corridor, calculated for this purpose as 10% of the Account Balance on the SWIP anniversary date, no SWIP payment will be subject to an early withdrawal charge. (Depending on

                                   A-PPA-14

 ...............................................................
underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period). SWIP payments in excess of the 10% Free Corridor and SWIP payments that comprise the second or later withdrawal of the Contract Year will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Deductions and Charges."

  SWIP payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under SWIP will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may also apply. See "Taxes," pages A-PPA-26-29.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ...............................................................................

ARE THERE ANNUAL CONTRACT CHARGES?

  There are no Separate Account annual Contract charges. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on A-PPA-13.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1996, these charges were $62,951,547 for all contracts in Separate Account E.


ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page A-PPA-31.

WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The following paragraphs describe how the early withdrawal charge is determined. The early withdrawal charge reimburses us for our costs in selling the Contracts. We may use any of our profits derived from the mortality and expense risk charge to pay for any of our costs in selling the Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

  To determine the early withdrawal charge for Preference Plus Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

                                   A-PPA-15

 ...............................................................

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For the Contracts, withdrawal charges are imposed on amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the table below.

                          DURING PURCHASE PAYMENT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. When no allocations or transfers are made to the Separate Account except in connection with the Equity Generator SM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ................................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. Tax penalties may still apply and the amounts withdrawn may also be subject to Federal income tax, see "Taxes," pages A-PPA-26-29. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

  1. Transfers made among the investment divisions of the Separate Account or to and from the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal: the Free Corridor is the first withdrawal of up to 10% of your Account Balance during the Contract Year.

  4. Free Look: You may cancel your Contract within 10 days (20 days in North Dakota and Idaho) after you receive it by telling us in writing. We will then refund all of your purchase payments (however for Contracts issued in New York, Illinois, Minnesota and Pennsylvania we will instead pay you your Account Balance). The Free Look is 30 days if the Contract was issued to you in California and you are 60 years old or older. If you cancel the Contract, we will then refund your Account Balance. If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Contract from which the withdrawal is made.

  8. Transfer from other MetLife Contracts: (A) For transfers prior to January 1, 1996: If you rolled over amounts from other MetLife contracts we designate, of the following two formulas, we will apply the one that is more favorable to you:

  (1) treat our other contract and this Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or

  (2) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) If you roll over amounts from other MetLife contracts we designate that have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more favorable to you: (a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract

                                    A-PPA-16

 ...............................................................
does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or
(b) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held under our other contract prior to the date they were rolled over.

  9. Nursing Home or Terminal Illness: To the first withdrawal if you or your spouse (A) is a resident in certain nursing home facilities for at least 90 consecutive days or (B) has been diagnosed as terminally ill and is expected to die within twelve months, but only if this provision has been approved by your state.

DEATH BENEFIT
 ................................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals.

WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name your beneficiary.

  The payee may take a lump sum cash payment or use the death benefit (less any applicable annuity taxes) to purchase an income annuity from the types available under your Contract.

INCOME OPTIONS
 ................................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR OFFER A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your Account Balance and use that money (less any annuity taxes and applicable Contract charges that must be paid) to purchase an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available which guarantee payments for at least five years, but not more than 30 years.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts). You may defer receipt of income payments for up to 12 months once an income annuity has been elected.

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rates will be used.

  If you do not select an income option by the date the Contract specifies, you have not withdrawn your entire Account Balance, and your Contract was not issued under a retirement plan, you will be issued a life annuity with a ten
(10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."

                                    A-PPA-17

           SECTION II: INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS
 ..............................................................

WHAT ARE INCOME ANNUITIES?

  Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance of the investment divisions of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Income Annuity even if you did not have a Contract during the accumulation period.

  Income Annuities can be either group or individual and are offered as IRAs, SIMPLE IRAs, SEPs, TSAs, PEDC, Keogh, 403(a) and Non-Qualified annuities. Some income annuities have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes four types of Income Annuities: IRAs, SIMPLE IRAs, SEPs and Non-Qualified Annuities.

MAY THE INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the Income, Diversified, Stock Index, Growth, Aggressive Growth, International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions described earlier in Section 1 under "Your Investment Choices." If you are covered under a group Income Annuity, the employer, association or group may have limited the number of available divisions. Your Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ................................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have the purchase payment for the Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Under group Income Annuities, your employer or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions of the Separate Account and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received
(1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the payment will be effective the next day the annuity unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Income Annuity.

                                    A-PPA-18

 ...............................................................

DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ...............................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity units are similar to "accumulation units" described earlier in Section I except that we deduct the contract fee (which may be waived) and applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate the value of an annuity unit once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an annuity unit and the next annuity unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The value of annuity units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, is positive, annuity unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses and the deduction for the AIR is negative, they will go down.

  When we determine the annuity unit value for an investment division, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ...............................................................................

CAN YOU MAKE TRANSFERS?

  You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL WE MAKE TRANSFERS?

  Generally, we will make a transfer as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these income types.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. If we agree, and you complete the form we supply, you may also authorize your sales representative to make transfer requests on

                                   A-PPA-19

 ...............................................................
your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in Section I.

DEDUCTIONS AND CHARGES
 ................................................................................

WHAT IS THE CONTRACT FEE?

  A one time $350 contract fee is taken from your purchase payment prior to crediting annuity units and determining the amount of any fixed income payments. This charge covers our administrative costs which include preparation of the Income Annuities, review of applications and recordkeeping. If you purchase an Income Annuity as the variable income option under your Contract and you purchased the Contract at least two years earlier, the contract fee will be waived.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on A-PPA-19.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make the purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page A-PPA-31.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the Contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity--A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity--A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity--This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Income for Two Lives with a Refund Annuity--This is the same as the Income for Two Lives Annuity described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity--A variable income payable for a guarantee period (5-30 years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

                                    A-PPA-20

 ...............................................................

IS THERE A FREE LOOK?

  Yes. There is a Free Look when you purchase an Income Annuity. There is no Free Look when an Income Annuity is the variable income option under a Contract. You may cancel your Income Annuity within 10 days (20 days in North Dakota and Idaho) after you receive it by telling us in writing. We will then refund your purchase payment (however, for Income Annuities issued in Illinois and Minnesota we will instead pay you the value of your annuity units.) The Free Look is 30 days if the Income Annuity was issued in California and you are 60 years old or older. If you cancel the Income Annuity, we will then refund the value of your annuity units. If you purchased your Income Annuity by mail, you may have more time to return your Income Annuity.

                                   A-PPA-21

      SECTION III: OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS
 ....................................
                                   ...........................

CAN WE CANCEL YOUR CONTRACT OR INCOME ANNUITY?

  We may not cancel your Income Annuity.

  We may cancel your Contract. If we do so for a Contract delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will only cancel your Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract or Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c. name someone other than the spouse as your beneficiary;

    d. use your accrued benefit as security for a loan.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing that acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

  If your benefit is worth $3,500 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as check-o-matic, SWIP payments and pre-authorized systematic purchase payments which are transfers from the Fixed Interest Account, may be confirmed quarterly.

CAN WE CHANGE THE PROVISIONS OF YOUR CONTRACT OR INCOME ANNUITY?

  Yes. We have the right to make certain changes to your Contract or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract or Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:


                                   A-PPA-22

 ...............................................................
  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts or Income Annuities.

  6. To make any necessary technical changes in the Contracts or Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Contract or Income Annuity) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Contracts or Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts and Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  You will be entitled to give instructions regarding the votes attributable to your Contract or Income Annuity in your sole discretion.

  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


                                   A-PPA-23

 ...............................................................
  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR CONTRACT OR INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR CONTRACT OR INCOME ANNUITY?

  All Contracts and Income Annuities, certificates and interests in the Contracts and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail.

  The licensed agents and broker-dealers who sell Contracts and Income Annuities and certificates and interests in the Contracts and Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sale load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  We also make payments to our licensed agents based upon the total Account Balances of the Contracts assigned to the agent. Under the program, we pay an amount up to .21% of the total Account Balances of the Contracts, other registered variable annuity contracts and certain mutual fund account balances. These asset based commissions compensate the agent for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. This performance is stated in terms of either "yield," "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield and change in accumulation unit value figures do not reflect the possible imposition of an early withdrawal charge of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Contracts and Income Annuities as a result of different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund and may assume that certain Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Index, the Standard & Poor's 400 Index, the Standard & Poor's 600 Index, Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, The Morgan Stanley Capital International All Country World Index and The Morgan Stanley Capital International, Europe, Australia, Far East (EAFE) Index.

  Performance may be shown for two investment strategies that are made available under certain Contracts. The first is the "Equity Generator." Under the

                                   A-PPA-24

 ...............................................................
"Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the Stock Index Division or the Aggressive Growth Division. The second technique is the "EqualizerSM." Under this strategy, at the end of a specified period (i.e., monthly, quarterly), a transfer is made from the Stock Index Division or the Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the Stock Index Division or Aggressive Growth Division in order to make the account and the division equal in value. An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return" or "Aggressive Equalizer Return" will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator and Equalizer investment strategies using any other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

                                   A-PPA-25

                               SECTION IV: TAXES
 ..............................................................

GENERAL

  Tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Contracts and Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attribut-able to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED CONTRACT?

  All contributions under the Contracts, other than contributions under Non-Qualified Contracts and non-deductible contributions under IRA Contracts and certain other qualified Contracts, will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money you withdraw as well as on income earned under the Contract.

  Non-Qualified Contracts are issued on an "after-tax basis" so that making purchase payments does not reduce the taxes you pay. Income earned under the Contracts is normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed.

  The IRA Contracts accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

  All taxable distributions from the Contracts will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment.

  Each type of Contract is subject to various tax limitations. Typically, except for the Non-Qualified Contracts, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Contract (or in some cases from the plan or arrangement that purchased the Contract) before you are age 59 1/2. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA. If a combination of certain payments to you from certain tax-favored plans (which includes (S)403(a) plans, (S)403(b) arrangements, individual retirement arrangements, SIMPLE IRAs, SEPs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), an additional penalty tax of 15% in addition to ordinary income taxes is imposed on the excess. However, the 15% penalty tax is suspended during the calendar years 1997, 1998 and 1999. The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules on a Contract-by-Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  IRA Contracts. Annual contributions to all IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed below. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

  Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. If you or your spouse was an "active participant" in another

                                    A-PPA-26

 ...............................................................
retirement plan, annual contributions are fully deductible if your adjusted gross income is $25,000 or less ($40,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), not deductible if your adjusted gross income is over $35,000 ($50,000 for married couples filing jointly, $10,000 for a married person filing separately) and partially deductible if your adjusted gross income falls between these amounts. If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

  Withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) made after December 31, 1996 to pay deductible medical expenses; or (5) made after December 31, 1996 to enable certain unemployed persons to pay medical insurance premiums. If you are under age 59 1/2 and are receiving SWIP payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) or (S)72(q) of the Code and thus not subject to the 10% tax penalty, any modifications to your SWIP payments before age 59 1/2 or five years after beginning SWIP payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any SWIP payments or make any modifications to your SWIP payments.

  If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Contracts). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, and the 10% tax penalty does not apply. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

  Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it.

  Your entire interest in the Contract must be withdrawn or begun to be with-drawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not be-yond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, and, if your Contract permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your beneficiary is your spouse, he or she may elect to continue the Contract as his or her own IRA Contract after your death. If you die after the required with-drawal has begun, payments must continue to be made at least as rapidly as un-der the method of distribution that was used as of the date of your death. The IRS allows you to aggregate the amount required to be withdrawn from each indi-vidual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.

  SEP Contracts. Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by you under the IRA rules discussed above. An employer is not permitted to establish a salary reduction SEP plan ("SARSEP") after December 31, 1996. However, you may make contributions, in accordance with your plan's provisions, to your existing SARSEP contract if your employer's SARSEP plan was established prior to January 1, 1997.

  SIMPLE IRAs. If an employer has no more than 100 employees (who earn at least $5,000) and the SIMPLE IRA is the exclusive tax-qualified plan of the employer, employees may make contributions on a before-tax basis of up to $6,000 (subject to indexing) and the employer must generally match employee contributions dollar-for-dollar up to 3% of compensation. Under certain circumstances, the employer can elect to

                                    A-PPA-27

 ...............................................................
make a lesser matching contribution or make a contribution equal to 2% of compensation for all eligible employees. SIMPLE IRAs are exempt from complex nondiscrimination, top-heavy and reporting rules. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made under these SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were an IRA purchased by you under the IRA rules discussed above. (However, the tax penalty for early withdrawals is generally increased for withdrawals within the first two years of an employee's participating in the SIMPLE IRA.)

  Non-Qualified Contracts. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Contracts is generally deferred until it is withdrawn only if you, as owner of the Contract, are an individual (or are treated as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

  Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

  Withdrawals (other than tax-free exchanges to other Non-Qualified contracts) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

  Your Non-Qualified Contract may be exchanged for another non-qualified contract without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, It is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before payment under an income annuity begins, we must make payment of your entire interest in the Contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Contract, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

  The tax law treats all non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. This may result in more income being taxed to you on withdrawals from the Contract than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR INCOME ANNUITY?

  All purchase payments under the Income Annuities, other than purchase pay-ments under Non-Qualified In come Annuities and purchase payments consisting of non-deductible contributions under IRA Income Annuities, will be on a "be-fore-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current in-come tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.

  The Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal.

  The IRA Income Annuities accept both purchase payments that have entitled you as the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you as the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

  All taxable income payments will be subject to Federal income tax withholding unless the payee elects

                                   A-PPA-28

 ...............................................................
to have no withholding. The rate of withholding is as determined by the Code at the time of payment.

  Income payments that are allowed before you are age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA. This penalty does not apply to income payments (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; or (4) under a Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal payments (to be made not less frequently than annually) commencing no later than one year from the purchase date. For IRAs, SIMPLE IRAs and SEPs, the 10% tax penalty will not apply to income payments made after December 31, 1996 to pay deductible medical expenses, or made after December 31, 1996 to enable certain unemployed persons to pay medical insurance premiums. There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  If a combination of certain income payments to you from certain tax-favored plans (which include (S)403(a) plans, (S)403(b) arrangements, individual retirement arrangements, SIMPLE IRAs, SEPs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), a penalty tax of 15% in addition to ordinary income taxes is imposed on the excess. However, the 15% penalty tax is suspended during the calendar years 1997, 1998 and 1999. The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  You must generally begin receiving distributions under the IRA, SIMPLE IRA, and SEP Income Annuities no later than the April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to payments which should have been made but were not. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under a Income Annuity, the Code generally requires that your entire interest be paid within five years of the year in which you died. If you die before income payments begin, we will pay your entire interest under the Contract in a lump sum to your beneficiary after we receive proof of your death. If you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments of your remaining interest in the Contract be made at least as rapidly as under the method of distribution that was used at the time of your death.

  Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other cir-cumstances specified in the Code).

  Income payments are subject to an "exclusion ratio" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment, all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  If you die before income payments begin, the Code generally provides that we must make payment of your entire interest in the Income Annuity within five years of the date of your death. If you die before income payments begin under your Income Annuity, we will pay your entire interest under your Income Annuity in a lump sum to your beneficiary after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death in accordance with the income type selected.

  The tax law treats two or more non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity contract from the same company (or its affiliates) under which you are not yet receiving income payments.

                                   A-PPA-29

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
Cover Page................................................................    1
Table of Contents.........................................................    1
Independent Auditors......................................................    2
Services..................................................................    2
Distribution of Certificates and Interests in the Contracts and Income An-
 nuities..................................................................    2
Early Withdrawal Charge...................................................    2
Variable Income Payments..................................................    2
Performance Data..........................................................    4
Financial Statements of the Separate Account..............................   13
Financial Statements of MetLife...........................................   31


                                    A-PPA-30

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                                                                           NON-QUALIFIED
                         TSA CONTRACTS IRA, SIMPLE IRA AND KEOGH AND 403(A) PEDC CONTRACTS CONTRACTS AND
                          AND INCOME    SEP CONTRACTS AND   CONTRACTS AND     AND INCOME      INCOME
                           ANNUITIES   INCOME ANNUITIES(1) INCOME ANNUITIES  ANNUITIES(2)    ANNUITIES
                         ------------- ------------------- ---------------- -------------- -------------
California..............     0.5%             0.5%(3)            0.5%            2.35%         2.35%
District of Columbia....     2.25%            2.25%              2.25%           2.25%         2.25%
Kansas..................      --               --                 --              --           2.0%
Kentucky................     2.0%             2.0%               2.0%            2.0%          2.0%
Maine...................      --               --                 --              --           2.0%
Nevada..................      --               --                 --              --           3.5%
Puerto Rico.............     1.0%             1.0%               1.0%            1.0%          1.0%
South Dakota............      --               --                 --              --           1.25%
U.S. Virgin Islands.....     5.0%             5.0%               5.0%            5.0%          5.0%
West Virginia...........     1.0%             1.0%               1.0%            1.0%          1.0%
Wyoming.................      --               --                 --              --           1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

                                   A-PPA-31

INDEX

                                                                 A-PPA
 ACCOUNT BALANCE................................................ 6
 ACCUMULATION UNIT VALUES....................................... 7-8
  Calculation................................................... 13
 ANNUAL CONTRACT FEE............................................ 4, 6, 15
 ANNUITY TAXES ................................................. 15
 ANNUITY UNITS.................................................. 19
 ASSUMED INVESTMENT RATE........................................ 19
 AUTOMATIC PAYROLL DEDUCTION.................................... 12
 AVERAGE ANNUAL TOTAL RETURN.................................... 24
 CANCELLATION................................................... 22
 CHANGE IN ACCUMULATION UNIT VALUE.............................. 24
 CHANGE IN ANNUITY UNIT VALUE................................... 24
 CHECK-O-MATIC.................................................. 12, 22
 COMMISSION..................................................... 24
 CONFIRMATION................................................... 22
 CONTRACTS...................................................... 1, 6, 10
 CONTRACT YEAR.................................................. 14, 15
 DEATH BENEFIT.................................................. 6, 17
 DESIGNATED OFFICE.............................................. 12
 DIVIDENDS...................................................... 10
 EARLY WITHDRAWAL CHARGE (DEFERRED SALES LOAD).................. 4, 6, 14
 EQUALIZER SM .................................................. 25
 EQUITY GENERATOR SM ........................................... 16, 24, 25
 ERISA.......................................................... 22
 EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES....................... 6, 16-17
  Certain Purchase Payments..................................... 16
  Death......................................................... 16
  Federal Taxes................................................. 16
  Free Corridor................................................. 16
  Free Look..................................................... 16
  Income Annuity................................................ 16
  Transfers..................................................... 16
  Transfers from other MetLife Contracts........................ 16
  Nursing Home or Terminal Illness.............................. 17
 EXPERIENCE FACTOR.............................................. 13
 FIXED INCOME OPTION............................................ 17
 FREE CORRIDOR.................................................. 16
 FREE LOOK...................................................... 16
 GENERAL ADMINISTRATIVE EXPENSES CHARGE......................... 4, 6, 15
 INCOME ANNUITIES............................................... 1, 6, 17, 18-20
  Administration................................................ 18
  Annuity Unit Value............................................ 19
  Annuity Taxes................................................. 20
  Assumed Investment Rate....................................... 19
  Contract Fee.................................................. 20
  Free Look..................................................... 21
  General Administrative Expenses Charge........................ 20
  Income Types.................................................. 20
  Investment Choices............................................ 18
  Mortality and Expense Risk Charge............................. 20
  Income for Two Lives Annuity.................................. 20
  Income for Two Lives with a Guaranteed Period Annuity......... 20

                                    A-PPA-32

                                                             A-PPA
  Income for Two Lives with Refund Annuity.................. 20
  Your Lifetime Annuity..................................... 20
  Your Lifetime with a Guaranteed Period Annuity............ 20
  Your Lifetime with a Refund Annuity....................... 20
  Income for a Guaranteed Period Annuity.................... 20
  Purchase Payment.......................................... 18
  Transfers................................................. 19-20
  Taxes..................................................... 28-29
  Valuation Period.......................................... 19
INCOME OPTIONS.............................................. 17
  Fixed Income Option....................................... 17
  Variable Income Option.................................... 17
INDIVIDUAL RETIREMENT ANNUITY CONTRACTS..................... 1, 10, 12, 14, 18,
                                                             26, 27, 28, 29, 31
INVESTMENT CHOICES.......................................... 4, 6, 10, 11
  GFM International Stock Portfolio......................... 1, 4, 11
  Janus Mid Cap Portfolio................................... 1, 4, 11
  Loomis Sayles High Yield Bond Portfolio................... 1, 4, 11
  MetLife Stock Index Portfolio............................. 1, 4, 11
  T. Rowe Price Small Cap Growth Portfolio.................. 1, 4, 11
  Scudder Global Equity Portfolio........................... 1, 4, 11
  State Street Research Aggressive Growth Portfolio......... 1, 4, 11
  State Street Research Diversified Portfolio............... 1, 4, 11
  State Street Research Growth Portfolio.................... 1, 4, 11
  State Street Research Income Portfolio.................... 1, 4, 10
MANAGEMENT FEES............................................. 4, 11, 12
MORTALITY AND EXPENSE RISK CHARGE........................... 4
NON-QUALIFIED CONTRACT...................................... 1, 10, 12, 18, 26,
                                                             28, 29, 31
NURSING HOME OR TERMINAL ILLNESS............................ 17
PERFORMANCE................................................. 24
PURCHASE PAYMENTS (CONTRIBUTIONS)........................... 6, 12
REBALANCER SM (withdrawals and transfers)................... 14
SALES LOAD.................................................. 4, 14, 15
SALES REPRESENTATIVES....................................... 24
SEPARATE ACCOUNT............................................ 6, 9
SIMPLIFIED EMPLOYEE PENSION CONTRACT........................ 1, 10, 14, 18, 26,
                                                             27, 29, 31
SUMMARY..................................................... 6
SYSTEMATIC WITHDRAWAL INCOME PROGRAM........................ 14, 15, 22, 27
TAXES....................................................... 6, 15, 20, 26-29
  General--all markets...................................... 26, 28, 29
  IRA Contracts............................................. 26-27, 28, 29
  Non-Qualified Contracts................................... 26, 28, 29
  SEP Contracts............................................. 27, 29
  SIMPLE IRAs............................................... 26, 27, 28, 29
TELEPHONE REQUESTS.......................................... 14
TOTAL OPERATING EXPENSES.................................... 4
TRANSFERS................................................... 6, 14
VALUATION PERIOD............................................ 13, 19
VOTING RIGHTS............................................... 23-24
WITHDRAWALS................................................. 14
YIELD....................................................... 24

                                    A-PPA-33

        REQUEST FOR A STATEMENT OF ADDITIONAL
            INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E,
    Metropolitan Series Fund, Inc.

[_] I have changed my address. My CURRENT address is:

                          Name:
------------------------       -------------------------------------------------
    (Contract Number)
                          Address:----------------------------------------------

-------------------------         ----------------------------------------------
       (Signature)                                                  zip


 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DIMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

--------------------------------------------------------------------------------
                                                               Bulk
                                                               Rate
                                                               U.S.
                                                             Postage
                                                               Paid
                                                             Rutland,
                                                                VT
 Metropolitan Life Insurance Company                          Permit
                                                               220
 Johnstown Office--PO Box 1407

 Johnstown, PA 15907-1407

 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN
 POSTAGE GUARANTEED

PROFILE


Preference Plus(R) Account
Profile
--------------------------------------------------------------------------------
May 1, 1997


Preference Plus
Profile


[LOGO] MetLife
Retirement & Savings Center

                      METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
PROFILE OF THE PREFERENCE PLUS(R) ACCOUNT DEFERRED GROUP AND INDIVIDUAL TAX SHELTERED ANNUITIES ("TSAS"), QUALIFIED ANNUITY PLANS UNDER SECTION 403(A) OF
THE INTERNAL REVENUE CODE, PUBLIC EMPLOYEE DEFERRED COMPENSATION ("PEDC") AND KEOGH VARIABLE ANNUITY CONTRACTS ("CONTRACTS")
 ................................................................................

This Profile is a summary of the more important points that you should know and consider before purchasing a Contract or investing under a Contract. The Con-tracts are more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT

    After you or your employer or the trustee makes the first purchase payment on your behalf, an account is set up for you under the Contract. You will receive a contract which is a legal agreement between you and Metropolitan Life Insurance Company (MetLife) or a certificate which summarizes the relevant provisions of a group contract between MetLife and the employer or trustee. (If you invest under the PEDC Contract or most Keogh Con-tracts, only your employer or the trustee will receive a Contract. In these situations you do not receive a certificate.) If purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights described in this Profile are subject to the terms of the plan. The Contract consists of two phases: the accumulation or "pay-in" phase and the annuity or "pay-out" phase. By making one or more pur-chase payments, you accumulate money in your account during the pay-in phase. MetLife will hold your money and credit any investment returns as long as the money remains in your account. The pay-out phase begins when you either take all of your money out of the account or elect to receive "income" payments that MetLife makes using the money from your account. The number and the amount of the income payments you receive depend on the pay-out option you choose and the amount used to provide your income pay-ments.

    The Contract is called an "annuity" because you can elect income payments. The Contract is a "variable annuity" because, based on the performance of the investment options you choose, your account value may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment options you choose. There is also a fixed interest rate option called the Fixed Interest Account. The Fixed Interest Account provides interest rates guaranteed by MetLife and is not described in this Profile. While there is a possible loss of principal in the investment options, they offer the opportunity for greater returns than the interest rate guaranteed under the Fixed Interest Account.

    You may transfer money in your account among the investment options and between the investment options and the Fixed Interest Account as often as you like. There is no minimum amount required to make a transfer nor is there a charge for transfers.

2. ANNUITY PAYMENTS

    The pay-out phase begins when you elect either to take out all the money in your account or you start to receive income payments that MetLife makes using the money from your account. You can choose income payments that are fixed, variable or both. If the payments are fixed, MetLife guarantees the amount of each payment. If the payments are variable, the amount is not guaranteed and can go up or down based upon the performance of the invest-ment options you have chosen. Income payments can be received monthly, quarterly, semi-annually or annually. MetLife can guarantee income pay-ments to last for a fixed period of time, for your lifetime, or for as long as either you or a person you choose is living. Other pay-out choices are available.

3. PURCHASE

    You, your employer or other group purchaser or the trustee of a retirement plan can purchase a contract through your MetLife representative or a rep-resentative of other firms MetLife has selected. You must indicate that you want to invest under a contract by filling out the appropriate forms.

    There is no minimum purchase payment amount. (MetLife may cancel the con-tract or certificate if the account value falls below certain minimums.) You can put more money in your account, but MetLife may reject purchase payments over $500,000.

    WHO SHOULD INVEST? This investment is appropriate for individuals saving for retirement. Because purchase payments are made under qualified retire-ment plans or arrangements, all purchase payments are made on a tax-de-ductible or pre-tax basis.

4. INVESTMENT OPTIONS

    The investment options are:

    . Income                  . Loomis Sayles High Yield Bond
    . Diversified             . Aggressive Growth
    . Calvert Responsibly
      Invested Balanced
                              . T. Rowe Price Small Cap Growth
    . Stock Index             . Scudder Global Equity
    . Growth                  . International Stock
    . Janus Mid Cap

    Money in the investment options is invested in the Metropolitan Series Fund, Inc. or the Acacia Capital Corporation, underlying mutual funds that invest in stocks, bonds and other investments. Not all options are avail-able in all states or under all Contracts.

5. EXPENSES

    There are two types of charges you pay while you have money in an invest-ment option. The first is an insurance-related charge that on an annual basis will not exceed 1.25% of the average daily value of the amount you have in each investment option. This charge is used to pay MetLife for general administrative expenses and for mortality and expense risks of the Contract. MetLife guarantees that the insurance-related charge will never increase while you have a contract or certificate. The second charge is investment-related. It pays the investment manager for managing amounts in the investment options and pays for investment operating expenses. For the Income, Diversified, Stock Index, Growth, Aggressive Growth, International Stock and Calvert Responsibly Invested Balanced investment options, the investment-related charges are expected to range on an annual basis from .30% to .97% of the average daily value of the amount you have in an in-vestment option, depending on the options you select. For the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity investment options, which commenced operations on March 3, 1997, these investment-related charges for the year ending Decem-ber 31, 1997 are estimated to range from .75% to .95% of the average daily value of the amount you have in an investment option, depending on the op-tions you select.

    If you decide to take all or part of a purchase payment out of your ac-count within seven years of when you made it, a withdrawal charge of up to 7% of the purchase payment withdrawn may also be imposed as follows:


                    DURING PURCHASE
                 PAYMENT/CONTRACT YEAR

             1        2         3         4         5         6         7        8 & Later
             7%       6%        5%        4%        3%        2%        1%        0


    There are no annual Contract charges. (There is a $20 charge applied against any amounts in the Fixed Interest Account only if your account value is less than $10,000 or if you fail to make purchase payments during the year for all Contracts, except the Keogh Contract. The Keogh Contract with individual participant record-keeping has the $20 charge applied against any amounts in the Fixed Interest Account; the Keogh Contract with no individual participant record-keeping has no such charge. There is no charge for certain TSA Contracts.)

                                   PROFILE 2

    The table below summarizes the Contract expenses described on the previous page for the year ending December 31, 1996, restated for proposed manage-ment fee revisions expected to take effect August 1, 1997 for the Income, Diversified, Growth, Aggressive Growth and International Stock investment options, restated for expected increase in transfer agency expenses for the Calvert Responsibly Invested Balanced investment option, or estimated for the year ending December 31, 1997 for the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Eq-uity investment options.

      . The first two columns are the insurance-related and investment-re-lated charges per investment option and the third column is the to-tal.

      . The last two columns indicate the amount you would pay, including any withdrawal charges, on a hypothetical $1,000 investment in each in-vestment option if you took your money out of the account as of the end of the first year or as of the end of the tenth year. (There are no numbers for some of the options for the "10 years" example, be-cause the investment options are new.)

      . These examples also assume a 5% investment return each year and that 10% of the account value is free of withdrawal charges. The table as-sumes that annuity taxes are 0%.

                          TOTAL ANNUAL  TOTAL ANNUAL   TOTAL ANNUAL  EXAMPLES: TOTAL
                           INSURANCE     INVESTMENT-     CHARGES     ANNUAL EXPENSES
                             CHARGE    RELATED CHARGES              AS OF THE END OF
INVESTMENT
OPTION                                                              1 YEAR    10 YEARS
 ................................................................................
Income                        1.25%          .40%          1.65%         $80        $197
Diversified                   1.25%          .50%          1.75%         $81        $207
Calvert Responsibly           1.25%          .84%          2.09%         $84        $244
 Invested Balanced
Stock Index                   1.25%          .30%          1.55%         $79        $186
Growth                        1.25%          .55%          1.80%         $81        $213
Janus Mid Cap                 1.25%          .95%          2.20%         $85         N/A
Loomis Sayles High Yield
Bond                          1.25%          .90%          2.15%         $85         N/A
Aggressive Growth             1.25%          .75%          2.00%         $83        $235
T. Rowe Price Small Cap
Growth                        1.25%          .75%          2.00%         $83         N/A
Scudder Global Equity         1.25%          .82%          2.07%         $84         N/A
International Stock           1.25%          .97%          2.22%         $86        $258

    The total annual investment-related charges column reflects all expense reimbursements and fee waiver arrangements.

    The complete Table of Expenses can be found in the prospectus for the Con-tracts.

6. TAXES

    Generally, you will not be taxed until you make a withdrawal from your ac-count. All withdrawals are subject to ordinary income taxes. Generally, tax law prohibits most payments from TSAs before age 59 1/2. Distributions under a PEDC arrangement are not available until the earlier of (1) the year you reach 70 1/2; (2) the year you separate from service; or (3) the year you are faced with an unforeseeable emergency. If you take money out of your account under a TSA, Keogh plan, or 403(a) annuity before age 59 1/2, you may also have to pay a 10% Federal income tax penalty.

    Income payments are subject to different tax rules. Some jurisdictions may also tax amounts in annuities. MetLife does not deduct annuity taxes from your account until the pay-out phase of the Contract. Annuity taxes cur-rently range up to 5%.

7. ACCESS TO YOUR MONEY

    When you want to take money out of your account, you may request a with-drawal of at least $500 or your account value, if less. Withdrawals are restricted for TSA Contracts and Texas Optional Retirement Program partic-ipants. A withdrawal charge of 7% that declines to zero over a seven year period applies to each purchase payment and may be deducted from your ac-count. The amount of the withdrawal charge depends upon how long the with-drawn purchase payments were in your account. Whether or not a contract withdrawal charge applies, withdrawals may be subject to income taxes, as well as to a 10% tax penalty if you are age 59 1/2 or less.

                                   PROFILE 3

    You do not pay a contract withdrawal charge if:

      A. The withdrawal is up to 10% or 20% (depending on the Contract) of the value of your account. For the TSA Contract and the Keogh Con-tract with no individual participant recordkeeping, this percentage may be taken in an unlimited number of partial withdrawals during the contract year. For all others, it applies only to the first withdrawal during the contract year.

      B. The amount withdrawn is from purchase payments made over seven years ago.

      C. You elect to purchase a lifetime income option or an income that will be paid for at least five years without the right to cancel the payment method.

      D. You die during the pay-in phase of the Contract.

      E. You notify us in writing that you want to cancel the Contract within 10 days of receipt of your Contract. (Your rights to cancel may vary in some states.)

      F. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regula-tions that apply to the Contract.

      G. You are disabled as defined by Federal Social Security law or as de-fined in the plan.

      H. A total withdrawal is taken in annual installments over five years. (Certain Keogh and TSA Contracts only.)

      I. You retire or terminate employment under certain circumstances. Min-imum contract participation requirements may apply. Withdrawal charges may apply to amounts transferred into contracts from other investment vehicles on a tax-free basis.

      J. The TSA or Keogh plan terminates and is rolled over into another an-nuity contract MetLife issues.

      K. You suffer a hardship. (Certain Keogh, PEDC and TSA Contracts only.)

      L. You make a direct transfer out of a Keogh Contract to another in-vestment that MetLife has preapproved or you are a restricted par-ticipant under the Keogh Contract and you roll over your account to another MetLife contract.

    Transfers from certain MetLife contracts "rolled over" to these Contracts have different withdrawal charges.

8. PERFORMANCE HISTORY

    The following chart shows the percentage change in unit values (total return) for the investment options for certain time periods. (Unit values are the bookkeeping measure MetLife uses to track account values.) The unit values reflect the insurance-related charges and investment-related charges. The total return history below does not reflect withdrawal charges. If they were included, the total return figures would have been lower. Past performance does not guarantee future results.

INVESTMENT OPTION       1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
                        12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
 ................................................................................
   Income                15.94%    5.61%    9.94%   -4.34%   18.10%    2.30%
   Diversified           23.42%    8.09%   11.42%   -4.24%   25.46%   13.06%
   Calvert Responsibly
    Invested Balanced    14.37%    6.28%    6.61%   -4.38%   28.15%   11.19%
   Stock Index           28.11%    6.11%    8.21%   -0.07%   35.18%   21.11%
   Growth                31.48%   10.25%   12.98%   -4.47%   31.48%   20.67%
   Aggressive Growth     64.38%    9.00%   21.09%   -3.11%   27.93%    6.35%
   International Stock           -11.31%   46.01%    3.71%   -0.42%   -2.96%

    Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Se-ries Fund, Inc., other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

                                   PROFILE 4

9. DEATH BENEFIT

    If you or the person whose life determines when income payments are to be made, if different, die before the pay-out phase begins, MetLife will pay a death benefit that equals the greatest of: (1) your account value, (2) your highest account value on December 31 of any fifth anniversary of your purchase of the contract, less any later withdrawals and fees and (3) the total of all purchase payments you made less withdrawals. In all cases, the death benefit would also be reduced by outstanding loans. The amount of the death benefit for the Keogh Contract with individual participant record-keeping is deemed to be the account value under your plan. There is no death benefit for the Keogh Contract with no individual participant record-keeping.

10. OTHER INFORMATION

      A. All the Contracts described in this Profile are group contracts ex-cept for the TSA and Keogh Contracts which may be either group or individual.

      B. Metropolitan's Easy Telephone Service: Account information is avail-able 24 hours a day on our toll-free line. Requests may also be made during business hours.

      C. Payroll deduction: You may be able to make purchase payments conve-niently by authorizing deductions from your salary.

      D. MetLife's Automated Investment Strategies: Although no investment strategy can guarantee a profit or protect against loss, you can se-lect an automated investment strategy to help make investing easy. When you choose an automated investment strategy, MetLife will make scheduled transfers among the Fixed Interest Account and the invest-ment options that help you follow the strategies described below:

             THE EQUITY GENERATOR SM: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to the Stock Index or Aggressive Growth investment option.

             THE EQUALIZER SM: Amounts in the Fixed Interest Account and in the Stock Index or Aggressive Growth investment options are transferred quarterly from one to the other in order to make the amounts in each equal.

             THE REBALANCER SM: Amounts in the investment options and the Fixed Interest Account are transferred each quarter in order to bring the percentage of your account value in each option back to the original allocation that you choose.

             THE ALLOCATOR SM: A dollar amount you choose is transferred monthly from the Fixed Interest Account into any of the invest-ment options. You select the day of the month and the period dur-ing which the transfers will occur.

    The strategies are not available under all Contracts.

11. INQUIRIES

    Please contact MetLife at:

    Metropolitan Life Insurance Company
    One Madison Avenue
    New York, NY 10010
    Attention: Retirement & Savings Center
    1-800-553-4459

                                   PROFILE 5

          Preference Plus(R) Account Prospectus

             Tax Sheltered Annuities
             Qualified Annuity Plans under Section 403(a) of the Internal
               Revenue Code
             Public Employee Deferred Compensation
             Keogh



             [GRAPHIC]



          May 1, 1997


                                                       [LOGO]MetLife(R)

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                    GROUP AND INDIVIDUAL ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes individual and group tax sheltered annuities, qualified annuity plans under (S)403(a) of the Internal Revenue Code, Public Employee Deferred Compensation, and Keogh Preference Plus Contracts ("Contracts") and individual and group tax sheltered annuities, qualified annuity plans under (S)403(a) of the Internal Revenue Code, Public Employee Deferred Compensation, and Keogh Preference Plus Income Annuities ("Income Annuities").

  Group Contracts and Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account, and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity and GFM International Stock Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and the Calvert Responsibly Invested Balanced Portfolio ("Calvert Balanced Portfolio") of the Acacia Capital Corporation.

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus. The Prospectus for the Calvert Balanced Portfolio is delivered separately to those whom this investment choice is offered.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
        COMMISSION NOR  HAS THE  COMMISSION OR ANY  STATE SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR ADEQUACY  OF THIS
          PROSPECTUS.  ANY  REPRESENTATION TO  THE CONTRARY  IS  A
            CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, AND ACCOMPANIED BY THE CURRENT PROSPECTUS FOR CALVERT BALANCED PORTFOLIO WHERE APPLICABLE, WHICH CONTAIN ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth concisely information about the Contracts and Income Annuities and Separate Account E that you should know before investing. Additional information about the Contracts and Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010 Attention: Alan DiMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page B-PPA-34.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
INDEX OF SPECIAL TERMS................................................. B-PPA- 3
TABLE OF EXPENSES...................................................... B-PPA- 4
SUMMARY................................................................ B-PPA- 6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.................. B-PPA- 8
FINANCIAL STATEMENTS................................................... B-PPA- 9
OUR COMPANY AND THE SEPARATE ACCOUNT................................... B-PPA-10
THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS.................... B-PPA-11
  YOUR INVESTMENT CHOICES.............................................. B-PPA-11
  PURCHASE PAYMENTS.................................................... B-PPA-13
  DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT............ B-PPA-14
  WITHDRAWALS AND TRANSFERS............................................ B-PPA-15
  DEDUCTIONS AND CHARGES............................................... B-PPA-16
  EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES............................. B-PPA-18
  DEATH BENEFIT........................................................ B-PPA-20
  INCOME OPTIONS....................................................... B-PPA-20
INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS.......................... B-PPA-21
  ADMINISTRATION....................................................... B-PPA-21
  DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS.................... B-PPA-22
  TRANSFERS............................................................ B-PPA-22
  DEDUCTIONS AND CHARGES............................................... B-PPA-23
OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS.................. B-PPA-25
TAXES.................................................................. B-PPA-29
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........... B-PPA-34
APPENDIX............................................................... B-PPA-35
INDEX.................................................................. B-PPA-36

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                    B-PPA-2

                             INDEX OF SPECIAL TERMS

   TERMS                                                                  PAGE
   -----                                                                --------
Account Balance........................................................ B-PPA- 6
Accumulation Units..................................................... B-PPA-14
Annuity Units.......................................................... B-PPA-22
Assumed Investment Rate................................................ B-PPA-22
Contract Year.......................................................... B-PPA-14
Contracts.............................................................. B-PPA- 1
Designated Office...................................................... B-PPA-13
Early Withdrawal Charge................................................ B-PPA-17
Experience Factor...................................................... B-PPA-15
Free Corridor.......................................................... B-PPA-18
Income Annuities....................................................... B-PPA- 1
Preference Plus Contracts.............................................. B-PPA- 1
Preference Plus Income Annuities....................................... B-PPA- 1
Separate Account....................................................... B-PPA- 6
Systematic Termination................................................. B-PPA-18
Systematic Withdrawal Income Program................................... B-PPA-16
Valuation Period....................................................... B-PPA-15

                                    B-PPA-3

       TABLE OF EXPENSES--PREFERENCE PLUS CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account, Metropolitan Fund and Calvert Balanced Portfolio expenses for the fiscal year ending December 31, 1996:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None(b)
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .50%(c)
 Mortality and Expense Risk Charge.................................   .75%(c)
 Total Separate Account Annual Expenses............................  1.25%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                      MANAGEMENT  OTHER
                                                         FEES    EXPENSES TOTAL
                                                      ---------- -------- -----
 State Street Research Income Portfolio(d)(e)........    .33       .07     .40
 State Street Research Diversified Portfolio(d)(e)...    .46       .04     .50
 MetLife Stock Index Portfolio(d)....................    .25       .05     .30
 State Street Research Growth Portfolio(d)(e)........    .51       .04     .55
 Janus Mid Cap Portfolio(f)..........................    .75       .20     .95
 Loomis Sayles High Yield Bond Portfolio(f)..........    .70       .20     .90
 State Street Research Aggressive Growth
  Portfolio(d)(e)....................................    .71       .04     .75
 T. Rowe Price Small Cap Growth Portfolio(f).........    .55       .20     .75
 Scudder Global Equity Portfolio(f)(g)...............    .62       .20     .82
 GFM International Stock Portfolio(d)(e)(h)..........    .75       .22     .97

CALVERT BALANCED PORTFOLIO ANNUAL EXPENSES(I)
   (as a percentage of average net assets)
                                               MANAGEMENT  OTHER
                                                  FEES    EXPENSES TOTAL
                                               ---------- -------- -----
                                                  .71       .13     .84


EXAMPLE
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
If you surrender your Contract at the end of
 the applicable time period:
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   Income Division.............................  $80    $ 97    $117     $197
   Diversified Division........................   81     100     122      207
   Stock Index Division........................   79      94     111      186
   Growth Division.............................   81     101     125      213
   Janus Mid Cap Division......................   85     114     --       --
   Loomis Sayles High Yield Bond Division......   85     113     --       --
   Aggressive Growth Division..................   83     108     135      235
   T. Rowe Price Small Cap Growth Division.....   83     108     --       --
   Scudder Global Equity Division..............   84     110     --       --
   International Stock Division................   86     115     147      258
   Calvert Responsibly Invested Balanced Divi-
    sion.......................................   84     111     140      244
If you annuitize at the end of the applicable
 time period or do not surrender your
 Contract(j):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   Income Division.............................  $17    $ 53    $ 91     $197
   Diversified Division........................   18      56      96      207

                                    B-PPA-4

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Stock Index Division........................   16      49      85     186
   Growth Division.............................   18      57      98     213
   Janus Mid Cap Division......................   23      70      --      --
   Loomis Sayles High Yield Bond Division......   22      68      --      --
   Aggressive Growth Division..................   21      63     109     235
   T. Rowe Price Small Cap Growth Division.....   21      63      --      --
   Scudder Global Equity Division..............   21      66      --      --
   International Stock Division................   23      70     120     258
   Calvert Responsibly Invested Balanced Divi-
    sion.......................................   21      66     113     244

-------
(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (see "Deductions and Charges," page B-PPA-16) does not apply to 10% or 20% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all.
(b) A one time contract fee of $350 may be imposed under certain Income Annuities. (See "Income Annuities--Deductions and Charges," page B-PPA-
    23).
(c) Although total Separate Account annual expenses will not exceed 1.25% of average account values for Preference Plus Contracts, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page B-PPA-16.)
(d) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(e) Reflects 1996 fees and expenses, restated for proposed management fee revisions expected to take effect August 1, 1997.
(f) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. The marginal rate of the investment management fee for the T. Rowe Price Small Cap, Janus Mid Cap and Scudder Global Equity Portfolios will decrease when the dollar amount in each respective Portfolio reaches certain threshold amounts.
(g) MetLife has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent MetLife's waiver of its investment management fee, we estimate that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.
(h) It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited ("GFM") will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will change to the State Street Research International Stock Portfolio as of August 1, 1997.
(i) The management fees of the Calvert Balanced Portfolio are subject to a performance adjustment which could cause this fee to be as high as 0.85% or as low as 0.55%, depending on the Portfolio's performance. The figures are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% for the Portfolio expected to be incurred in 1997. "Other Expenses" reflects an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.81% for the Portfolio.
(j) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge (see "Exemptions from Early Withdrawal Charges," page B-PPA-18).

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account, the Metropolitan Fund and the Calvert Balanced Portfolio. It assumes that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," page B-PPA-16, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.




                                    B-PPA-5

 ...............................................................
SUMMARY
 ................................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we", "us" or "our"). The term "Contracts" and "Income Annuities" also includes certificates issued under certain group arrangements. Income Annuities are described separately beginning on page B-PPA-21. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in a Contract or Income Annuity. Under the Contracts and Income Annuities issued for Public Employee Deferred Compensation Plans, the employer or trustee retains all rights to control the money under the Contract or Income Annuity. For these Contracts or Income Annuities, where we refer to giving instructions or making payments to us, "you" means such employer. Under the Contracts issued for Keogh Plans, the trustee retains all rights to control the money under the Contract. For these Contracts, where we refer to giving instructions or making payments to us, "you" means such trustee. For those Public Employee Deferred Compensation or Keogh Plans where the Contract or Income Annuity allows the participant or annuitant to choose among investment options, where we refer to giving instructions as to investment options for those contracts, "you" means such participant or annuitant.

YOUR INVESTMENT CHOICES (PAGES B-PPA-11-13)

  Each of the Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," page B-PPA-14, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

  A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGES B-PPA-11-12. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS AND THE CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO PROSPECTUS, WHICH IS DELIVERED SEPARATELY.

TAXES (PAGES B-PPA-29-33)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax market.

PURCHASE PAYMENTS; TRANSFERS (PAGES B-PPA-13; B-PPA-15-16)

  The Contracts allow you to make new purchase payments, to transfer money among investment options and between the Separate Account and the Fixed Interest Account, and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," pages B-PPA 15-16.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Contract. (See "Withdrawals and Transfers," pages B-PPA-15-16, and "Deductions and Charges," pages B-PPA-16-17.)

DEDUCTIONS AND CHARGES (PAGES B-PPA-16-18)

  Your Contract is subject to various charges.

  Annual Contract Fees: There is no annual Contract fee. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: 1.25% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received.

  Metropolitan Series Fund, Inc.: Management fees and other expenses.

  Calvert Responsibly Invested Balanced Portfolio: Management fees and other expenses.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES B-PPA-18-20)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

(a) Withdrawals or Transfers without a Charge for All Markets:

  Item 1--Transfers among investment divisions or to or from the Fixed Interest Account

  Item 2--Withdrawals that represent purchase payments made over seven years ago

  Item 3--Free Corridor

  Item 4--Free Look

                                    B-PPA-6

 ...............................................................

  Item 5--Certain Income Annuities

  Item 6--Death Benefit (except unallocated Keogh)

  Item 7--Mandated Withdrawals under Federal law

(b) Withdrawals or Transfers Without a Charge for the Tax Sheltered Annuity Market--(in addition to (a) above):

  Item 8--Systematic Termination

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 12--Plan Termination

  Item 13--Hardship

(c) Withdrawals of Transfers Without a Charge for Qualified Annuity Plans Market under (S)403(a) of the Internal Revenue Code--(in addition to (a) above):

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

(d) Withdrawals or Transfers Without a Charge for the Keogh Market--(in addition to (a) above):

  Item 8--Systematic Termination

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 12--Plan Termination

  Item 13--Hardship

  Item 14--Pre-Approved Investment Vehicles

(e) Withdrawals or Transfers Without a Charge for the Public Employee Deferred Compensation Market--(in addition to (a) above):

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 13--Hardship

DEATH BENEFIT (PAGE B-PPA-20)

  Each Contract (other than the unallocated Keogh Contract) offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGE B-PPA-21)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Income Annuity if you did not have a Contract during the accumulation period. Your Income Annuity is subject to various charges. (See "Income Annuities--Deductions and Charges," page B-PPA-23.)

                                    B-PPA-7

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.

                                     ACCUMULATION     ACCUMULATION  NUMBER OF ACCUMULATION
                                      UNIT VALUE     UNIT VALUE END   UNITS END OF YEAR
  PREFERENCE PLUS CONTRACTS   YEAR BEGINNING OF YEAR    OF YEAR         (IN THOUSANDS)
  -------------------------   ---- ----------------- -------------- ----------------------
  Income Divi-
   sion                       1996      $16.12           $16.49             16,604
                              1995       13.65            16.12             15,252
                              1994       14.27            13.65             13,923
                              1993       12.98            14.27             14,631
                              1992       12.29            12.98              5,918
                              1991       10.60            12.29              1,210
                              1990       10.00(a)         10.60                 32
  Diversified
   Division                   1996       17.00            19.22             52,053
                              1995       13.55            17.00             42,712
                              1994       14.15            13.55             40,962
                              1993       12.70            14.15             31,808
                              1992       11.75            12.70              7,375
                              1991        9.52            11.75              1,080
                              1990       10.00(a)          9.52                 44
  Stock Index
   Division                   1996       18.52            22.43             43,141
                              1995       13.70            18.52             29,883
                              1994       13.71            13.70             23,458
                              1993       12.67            13.71             18,202
                              1992       11.94            12.67              8,150
                              1991        9.32            11.94              1,666
                              1990       10.00(a)          9.32                 55
  Growth Divi-
   sion                       1996       17.71            21.37             49,644
                              1995       13.47            17.71             38,047
                              1994       14.10            13.47             32,563
                              1993       12.48            14.10             24,608
                              1992       11.32            12.48              9,432
                              1991        8.61            11.32              2,824
                              1990       10.00(a)          8.61                178
  Aggressive
   Growth                     1996       22.35            23.77             43,962
  Division                    1995       17.47            22.35             33,899
                              1994       18.03            17.47             26,890
                              1993       14.89            18.03             17,094
                              1992       13.66            14.89              5,747
                              1991        8.31            13.66              1,060
                              1990       10.00(a)          8.31                 49
  International
   Stock                      1996       14.19            13.77             17,780
  Division                    1995       14.25            14.19             17,553
                              1994       13.74            14.25             16,674
                              1993        9.41            13.74              6,921
                              1992       10.61             9.41                966
                              1991       10.00(b)         10.61                 92
  Calvert Re-
   sponsibly                  1996       16.80            18.68                995
  Invested Bal-
   anced                      1995       13.11            16.80                787
  Division                    1994       13.71            13.11                630
                              1993       12.86            13.71                473
                              1992       12.10            12.86                239
                              1991       10.58            12.10                 63
                              1990       10.00(c)         10.58                  0

   In addition to the above mentioned Accumulation Units, there are cash reserves of $5,422,688 on December 31, 1996 applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.


                                    B-PPA-8

                           PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES


                        1990    1991    1992    1993    1994    1995    1996
                        ----    ----    ----    ----    ----    ----    ----
Income                  10.60   12.29   12.98   14.27   13.65   16.12   16.49
Diversified              9.52   11.75   12.70   14.15   13.55   17.00   19.22
Stock Index              9.32   11.94   12.67   13.71   13.70   18.52   22.43
Growth                   8.61   11.32   12.48   14.10   13.47   17.71   21.37
Aggressive Growth        8.31   13.66   14.89   18.03   17.47   22.35   23.77
International Stock       --    10.61    9.41   13.74   14.25   14.19   13.77
Calvert Responsibly
 Invested Balanced      10.58   12.10   12.86   13.71   13.11   16.80   18.68



(a) Inception Date July 2, 1990
(b) Inception Date July 1, 1991
(c) Inception Date September 17, 1990

FINANCIAL STATEMENTS

  The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.

                                    B-PPA-9

 ...............................................................
OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1996, we had approximately $298 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Contracts and Income Annuities is not limited by the amount of assets in the Separate Account.

                                    B-PPA-10

        SECTION I: THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS
 ....................................
                                   ...........................

WHAT ARE THE CONTRACTS?

  The Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Preference Plus Contracts to meet your individual needs. These include contracts meeting the tax requirements under the following provisions of the Internal Revenue Code ("Code"): (1) Individual Retirement Annuities (IRAs) under (S)408(b); (2) Simplified Employee Pensions
(SEPs) under (S)408(k); (3) Tax Sheltered Annuities (TSAs) under (S)403(b);
(4) Public Employee Deferred Compensation (PEDC) under (S)457; (5) Keogh plans under (S)401; (6) Qualified Annuity Plans (403(a)) under (S)403(a); and (7) Tax Deferred Annuities (Non-Qualified) under (S)72. Our Contracts may be individual or group (offered to an employer, association, trust or other group for its employees, members or participants). Group Contracts may be issued to a bank that does nothing but hold them as contractholder. Contracts are either allocated (we keep records of your Account Balance) or unallocated (we keep Account Balance records only for the plan as a whole). Some contracts have a reduced mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes four types of Contracts: TSAs, PEDC, 403(a), and Keogh.

  The Prospectus will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ...............................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?

  The investment choices are provided through our Separate Account. Divisions available for new investments are the Income, Diversified, Stock Index, Growth, Aggressive Growth, and International Stock Divisions. If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, and Scudder Global Equity Divisions are also available. The Calvert Responsibly Invested Balanced Division is available in some cases. If you are covered under a group Contract, your employer, association or group may have limited the number of available divisions. Your Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund and the Acacia Capital Corporation as shown on page 1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Contracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of an-nuities and life insurance policies and are never sold directly to the public. These mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management investment companies" under the 1940 Act. Except for the Janus Mid Cap and Calvert Responsibly Invested Balanced Portfolios, each fund is "diversified" under the 1940 Act. Each divi-sion invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

                                   B-PPA-11

 ...............................................................

State Street Research Diversified Portfolio: To achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research & Management Company (a subsidiary of ours).

MetLife Stock Index Portfolio: To equal the performance of the Standard & Poor's 500 composite stock price index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

State Street Research Growth Portfolio: To achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

Janus Mid Cap Portfolio: To provide long-term growth of capital. It pursues this objective by investing primarily in a non-diversified portfolio of securities issued by medium sized companies.

Loomis Sayles High Yield Bond Portfolio: To achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

State Street Research Aggressive Growth Portfolio: To achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

T. Rowe Price Small Cap Growth Portfolio: To achieve long-term capital growth by investing in small capitalization companies.

Scudder Global Equity Portfolio: To achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

GFM International Stock Portfolio: To achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

Calvert Responsibly Invested Balanced Portfolio: To achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Balanced Portfolio.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. As the investment manager of the State Street Research Growth, State Street Research Income, State Street Research Diversified and MetLife Stock Index Portfolios of the Metropolitan Fund, we receive monthly compensation as an investment management fee equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For the State Street Research Aggressive Growth and GFM International Stock Portfolios, we are paid a monthly investment management fee equivalent to an annual rate of
 .75% of the average daily value of the aggregate net assets for each Portfolio. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios.

  We pay GFM International Investors Limited, one of our subsidiaries, to provide us with sub-investment management services for the GFM International Stock Portfolio. It is expected that State Street Research & Management Company will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.

  The above fees do not reflect proposed investment management fee revisions expected to take effect August 1, 1997, for the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth Portfolios and the GFM International Stock Portfolio. The Table of Expenses in this Prospectus indicates the 1996 fees and expenses restated for these proposed fee revisions.

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus

                                   B-PPA-12

 ...............................................................
Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and
 .45% of such assets in excess of $400 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth Portfolio.

  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. We have agreed to waive a portion of our investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  Similarly, the Calvert Balanced Portfolio pays Calvert, the Calvert Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Balanced Portfolio, .65% of the next $500 million and .60% of the remainder. In addition, Calvert Balanced Portfolio pays Calvert a performance fee adjustment based on the extent to which performance of the Calvert Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index as follows:

PERFORMANCE VERSUS                                                   PERFORMANCE
THE LIPPER BALANCED FUNDS                                                FEE
INDEX                                                                ADJUSTMENT
-------------------------                                            -----------
At least 6%, but less than 12%......................................    .05%
At least 12%, but less than 18%.....................................    .10%
More than 18%.......................................................    .15%

  Payment by the Calvert Balanced Portfolio of the performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the Lipper Balanced Funds Index; and (2) payment of the performance adjustment not causing the Balanced Portfolio's performance to fall below the Lipper Balanced Funds Index.

  Calvert pays sub-investment advisory fees to NCM Capital Management Group, Inc. consisting of a base fee and a performance fee adjustment based on the extent to which performance of the Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index. These fees are solely the responsibility of Calvert, not the Calvert Balanced Portfolio.

  The Metropolitan Fund and the Calvert Balanced Portfolio are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Calvert Balanced Portfolio prospectus is given out separately to those investors to whom this investment choice is offered. The Statements of Additional Information are available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement. See "Purchase and Redemptions of Shares," in the prospectus for the Calvert Balanced Portfolio for a discussion of the different separate accounts of the various insurance companies that invest in these funds and the risks related to those arrangements.

PURCHASE PAYMENTS
 ...............................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses for these offices. All checks

                                   B-PPA-13

 ...............................................................
should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Contracts, your employer, the trustee of the Keogh plan (if an allocated Contract) or the group in which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There is no minimum purchase payment except for the unallocated Keogh Contract. For the unallocated Keogh Contract, each purchase payment must be at least $2,000, and total purchase payments must be at least $15,000 for the first Contract Year. (For certain Contracts, depending on underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period.) For other Contracts the Contract Year is twelve months. During subsequent Contract Years, total purchase payments made under the unallocated Keogh Contract must be at least $5,000.

  We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws. You may not make purchase payments after you have made a withdrawal based on termination of employment under the Keogh, TSA and PEDC Contracts. No additional purchase payments may be made after commencement of a systematic termination (from both the Fixed Interest and Separate Accounts), described below, until we receive written notice that you request cancellation of the systematic termination. You may continue to make purchase payments while you receive Systematic Withdrawal Income Program payments, as described later in this Prospectus, except if purchase payments are made through salary reduction or salary deduction.

  Except for the PEDC Contract, in order to comply with regulatory requirements in Oregon, we may limit the ability of an Oregon resident to make purchase payments (1) after the Contract has been held for more than three years, if the Contract was issued after age 60 or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ...............................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate the value of accumulation units once a day on every day the New York Stock Exchange is open

                                   B-PPA-14

 ...............................................................
for trading. We call the time between the calculation of an accumulation unit and the next accumulation unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The value of accumulation units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses is positive, accumulation unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses is negative, they will go down.

   We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for the other Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the period since the last calculation by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was .95, the new accumulation unit value is $11.40 ($12.00X.95).

WITHDRAWALS AND TRANSFERS
 ................................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account. We may require that you maintain a minimum Account Balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WE MAKE WITHDRAWALS OR TRANSFERS?

  Generally, we will make withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

WHAT RESTRICTIONS APPLY TO TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS?

  If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment, as well as a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add

                                    B-PPA-15

 ...............................................................
others without your consent to the extent necessary to maintain compliance with applicable law.

WHAT RESTRICTIONS APPLY TO TSA CONTRACTS?

  As required by the Code, withdrawals from the Contracts before age 59 1/2 are generally prohibited. See "Taxes--TSA Contracts" at page B-PPA-30-31.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. Except for Keogh Contracts, if we agree and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. Whether you or your sales representative make transfer requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make transfers from both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls requesting a transfer will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transfer. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for TSA Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Income Program ("SWIP"). SWIP payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You must have separated from service to elect SWIP if you are under age 59 1/2 under a TSA Contract. Also, you may not receive SWIP payments if you have an outstanding loan. You may choose to receive SWIP payments for either a specific dollar amount or a percentage of your Account Balance. In the year in which you initiate SWIP payments, the amount or percentage you elect to receive is divided by the number of months remaining in your Contract Year. Thereafter, the SWIP payment will be based on a complete Contract Year. Each SWIP payment must be at least $50. You should allow approximately 10 days for processing your request. If we do not receive the request at least 10 days in advance of the SWIP payment start date, we will process your first SWIP payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. Requests to commence SWIP payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year. The change will be effective for the first SWIP payment for the following Contract Year. Requests for such changes must be made at least 30 days prior to the Contract Year anniversary date. You may cancel your SWIP request at any time by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SWIP PAYMENTS?

  Each SWIP payment will be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have an Account Balance. If your Account Balance is insufficient to make a requested SWIP payment, the remaining Account Balance will be paid to you.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SWIP PAYMENT?

  For purposes of the early withdrawal charge, SWIP is characterized as a single withdrawal made in a series of payments over a twelve month period. If SWIP payments are within the applicable Free Corridor percentage, no SWIP payment will be subject to an early withdrawal charge. SWIP payments in excess of the Free Corridor will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Exemptions from Early Withdrawal Charges."

  SWIP payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under SWIP will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may apply. See "Taxes," pages B-PPA 29-33.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ...............................................................................

ARE THERE ANNUAL CONTRACT CHARGES?

  There are no Separate Account annual Contract charges. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

                                   B-PPA-16

 ...............................................................

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay for allocated Contracts will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on B-PPA-14.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1996, these charges were $62,951,547 for all contracts in Separate Account E.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page B-PPA-35.

WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The following paragraphs describe how the early withdrawal charge is determined. The early withdrawal charge reimburses us for our costs in selling the Contracts. We may use any of our profits derived from the mortality and expense risk charge to pay for any of our costs in selling the Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

  To determine the early withdrawal charge for Preference Plus Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For TSA Contracts issued before January 15, 1996, to school districts that employ members of the Michigan Education Association, you must specify the source of amounts (other than earnings) from which a withdrawal may be taken, such as salary reduction elective deferrals, direct rollovers, direct transfers or employer contributions.

  Except as described in the following paragraph, for the Contracts, withdrawal charges are imposed on

                                    B-PPA-17

 ...............................................................
amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the table below.

  For TSA Contracts issued before January 15, 1996, to school districts that employ members of the Michigan Education Association, withdrawal charges are imposed on amounts (other than earnings) for the first seven Contract Years after the purchase payment is received as shown in the table below:

                     DURING PURCHASE PAYMENT/CONTRACT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. When no allocations or transfers are made to the Separate Account except in connection with the Equity Generator SM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ...............................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. Tax penalties may still apply and the amounts withdrawn may also be subject to Federal income tax, see "Taxes," pages B-PPA-29-33. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

  1. Transfers made among the investment divisions of the Separate Account or to and from the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal described below. Depending on your Contract, the Free Corridor percentage may either be taken in an unlimited number of partial withdrawals (for each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies) or as part of the first withdrawal from your Account Balance during the Contract Year. In either case the Free Corridor is the greater of the percentage described below or amounts which are not subject to an early withdrawal charge. For the Keogh, the Free Corridor is in addition to any amounts which are not subject to an early withdrawal charge as described in items 4-15 below, except for amounts which are exempted pursuant to Systematic Terminations, described in item 8 below.

   (a) For the unallocated Keogh and certain TSA Contracts, you can withdraw up to 20% of your Account Balance during each Contract Year.

   (b) For all other Contracts, you can withdraw up to 10% of your Account Balance during each Contract Year.

  4. Free Look: You may cancel your Contract within 10 days (20 days in North Dakota and Idaho for individual Contracts) after you receive it by telling us in writing. We will then refund all of your purchase payments. For TSA Contracts issued in New York, we will pay you your Account Balance. The Free Look is 30 days if an individual Contract was issued to you in California and you are 60 years old or older. If you cancel the Contract, we will then refund your Account Balance. If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Contract from which the withdrawal is made.

  8. Systematic Termination: For (a) the unallocated Keogh Contract and (b) under the TSA Contract issued to certain Texas institutions of higher education (1) to take effect with respect to the participants of such institution if such institution withdraws its endorsement of the Contract or,
(2) with respect to any participant under such Contract, if that participant retires or terminates employment according to the requirements of the Texas Optional Retirement Program, and (c) for certain other TSA Contracts, a total withdrawal ("Systematic Termination") that is paid in annual installments of
(1) 20% of your Account Balance upon receipt of your

                                   B-PPA-18

 ...............................................................
request (we will reduce this first installment by the amount of any previous partial withdrawals during the current Contract Year); (2) 25% of your then current Account Balance one year later; (3) 33 1/3% of your then current Account Balance two years later; (4) 50% of your then current Account Balance three years later; and (5) the remainder four years later. You may cancel remaining payments under a Systematic Termination at any time. However, if you again decide to take a full withdrawal, the entire Systematic Termination process starts over. If, after beginning a Systematic Termination, you decide to take your full withdrawal in amounts exceeding the percentages allowed, the excess amount withdrawn in any year is subject to the applicable withdrawal charges.

  9. Disability: For TSA, 403(a), Keogh and PEDC Contracts, if you are totally disabled (as defined under the Federal Social Security Act) and you request a total withdrawal. For the Keogh Contracts and TSA Contracts that fund plans subject to the Employee Retirement Income Security Act of 1974, the definition of disability is also as defined under the Federal Social Security Act, unless defined in the plan.

  10. Retirement:

   (a) For the Keogh Contracts, TSA and 403(a) Contracts, if there is a plan which defines retirement and you retire under such definition. For certain TSA Contracts, if there is no plan, you must have at least ten years of uninterrupted Contract participation. For other TSA Contracts, you must have at least ten years of uninterrupted Contract participation. This exemption does not apply to withdrawals of amounts transferred into these TSA Contracts from other investment vehicles on a tax-free basis (plus earnings on such amounts). For the unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Contract, you must have been a participant in the Contract for the period stated in the Contract. For the allocated Keogh Contract, you must also have at least seven years of uninterrupted Contract participation.

   (b) For the PEDC Contract, if you retire.

   (c) For certain TSA Contracts, if you retired before the TSA Contract is purchased (including amounts transferred into the TSA Contract from other investment vehicles on a tax free basis plus earnings on such amounts).

  11. Separation from Service: For Keogh and PEDC Contracts, if your employment terminates. For the unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Contract, you must also have been a participant in the Contract for the period stated in the Contract. For the allocated Keogh Contract, you must also have at least seven years of uninterrupted Contract participation. For the TSA and 403(a) Contracts, you must have at least ten years of uninterrupted Contract participation. This exemption to the early withdrawal charge for TSA and 403(a) Contracts does not apply to withdrawals of amounts transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). For other TSA Contracts, if your employment terminates.

  For certain TSA Contracts, if you separated from service before the TSA Contract is purchased (including amounts transferred into the TSA Contract from other investment vehicles on a tax free basis plus earnings on such amounts).

  12. Plan Termination: For the Keogh and certain TSA Contracts, if your plan terminates and the Account Balance is rolled over into another annuity contract we issue.

  13. Hardship: For the PEDC and unallocated Keogh and certain TSA Contracts, if you suffer an unforeseen hardship.

  14. Pre-Approved Investment Vehicles: For Keogh Contracts, if you make a direct transfer to other investment vehicles we have pre-approved. For the unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Contract, and your Account Balance is rolled over to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

  15. Transfer from other MetLife Contracts (A) For transfers prior to January 1, 1996: If you rolled over amounts from other MetLife contracts we designate, of the following two formulas, we will apply the one that is more favorable to you:

  (1) treat our other contract and this Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or

  (2) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) If you roll over amounts from other MetLife contracts we designate that they have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more

                                   B-PPA-19

 ...............................................................
favorable to you: (a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or (b) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held them under our other contract prior to the date they were rolled over.

DEATH BENEFIT
 ................................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals, in any case less any outstanding loan balance under your Fixed Interest Account. The amount determined to be the death benefit under the formula above for the allocated Keogh Contract will be deemed to be the participant's account balance under his/her plan. There is no death benefit for any unallocated Keogh Contract.

WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name the beneficiary under the TSA and 403(a) Contracts. The death benefit is paid either to the PEDC trustee, to your employer under the PEDC Contract or the Keogh trustee under the Keogh Contract.

  The payee may take a lump sum cash payment or use the death benefit (less any applicable annuity taxes) to purchase an income annuity from the types available under your Contract.

INCOME OPTIONS
 ................................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR OFFER A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your Account Balance and use that money (less any annuity taxes and applicable Contract charges that must be paid) to purchase an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available which guarantee payments for at least five years, but no more than 30 years.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts). You may defer receipt of income payments for up to 12 months once an income annuity has been elected.

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rates will be used.

  If you do not select an income option by the date the Contract specifies, you have not withdrawn your entire Account Balance, and your Contract was not issued under a retirement plan, you will be issued a life annuity with a ten
(10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."

                                    B-PPA-20

           SECTION II: INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS
 ...............................................................
WHAT ARE INCOME ANNUITIES?

  Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance the investment divisions of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Income Annuity even if you did not have a Contract during the accumulation period.

  Income Annuities can be either group or individual and are offered as IRAs, SEPs, TSAs, PEDC, Keogh, 403(a) and Non-Qualified annuities. Some income annuities have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes four types of Income Annuities: TSAs, PEDC, Keogh and 403(a) annuities.

MAY THE INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the Income, Diversified, Stock Index, Growth, Aggressive Growth, International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions described earlier in Section 1 under "Your Investment Choices." The Calvert Responsibly Invested Balanced Division is available in some cases. If you are covered under a group Income Annuity, the employer, association or group may have limited the number of available divisions. Your Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ................................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have the purchase payment for the Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Under group Income Annuities, your employer, the trustee of the Keogh plan or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions of the Separate Account and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received
(1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the payment will be effective the next day the annuity unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Income Annuity.


                                    B-PPA-21

 ...............................................................
DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ...............................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity units are similar to "accumulation units" described earlier in Section I except that we deduct the contract fee (which may be waived) and applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate the value of an annuity unit once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an annuity unit and the next annuity unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The value of annuity units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, is positive, annuity unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses and the deduction for the AIR is negative, they will go down.

  When we determine the annuity unit value for an investment, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws of your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity unit value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ...............................................................................

CAN YOU MAKE TRANSFERS?

  You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL WE MAKE TRANSFERS?

  Generally, we will make a transfer as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these income types.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. Except for Keogh Income Annuities, if we agree and you complete the form we

                                   B-PPA-22

 ...............................................................
supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in
Section I.

DEDUCTIONS AND CHARGES
 ................................................................................

WHAT IS THE CONTRACT FEE?

  A one time $350 contract fee is taken from your purchase payment prior to crediting annuity units and determining the amount of any fixed income payments. This charge covers our administrative costs which include preparation of the Income Annuities, review of applications and recordkeeping. If you purchase an Income Annuity as the variable income option under your Contract and you purchased the Contract at least two years earlier, the contract fee will be waived.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitant's may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on B-PPA-22.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make the purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page B-PPA-35.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity--A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity--A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity--This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Income for Two Lives with a Refund Annuity--This is the same as the Income for Two Lives Annuity described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity--A variable income payable for a guarantee period (5-30

                                    B-PPA-23

 ...............................................................
years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

IS THERE A FREE LOOK?

  Yes. There is a Free Look when you purchase an Income Annuity. There is no Free Look when an Income Annuity is the variable income option under a Contract. You may cancel your Income Annuity within 10 days (20 days in North Dakota and Idaho for individual Income Annuities) after you receive it by telling us in writing. We will then refund your purchase payment. The Free Look is 30 days if an individual Income Annuity was issued in California and you are 60 years old or older. If you cancel the Income Annuity, we will then refund the value of your annuity units. If you purchased your Income Annuity by mail, you may have more time to return your Income Annuity.

                                   B-PPA-24

                      SECTION III: OTHER DEFERRED CONTRACT
                         AND INCOME ANNUITY PROVISIONS
 ....................................
                                   ...........................
CAN WE CANCEL YOUR CONTRACT OR INCOME ANNUITY?

  We may not cancel your Income Annuity.

  We may cancel your Contract. If we do so for a Contract delivered in New York, we will return the full Account Balance. In other states, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will only cancel your Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Contract). We may only cancel the unallocated Keogh Contract if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less then $15,000. We will only do so to the extent allowed by law. Certain Contracts do not contain these cancellation provisions.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract or Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA"), (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c. name someone other than the spouse as your beneficiary;

    d. use accrued benefit as security for a loan.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing that acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing which acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death. If your benefit is worth $3,500 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as pre-authorized systematic purchase payments which are transfers from the Fixed Interest Account and SWIP payments, may be confirmed quarterly. As soon as administratively feasible, MetLife will send confirmations quarterly for purchase transactions under TSA Contracts made on the basis of salary reduction or deduction.

CAN WE CHANGE THE PROVISIONS OF YOUR CONTRACT OR INCOME ANNUITY?

  Yes. We have the right to make certain changes to your Contract or Income Annuity, but only as permitted by law. We make changes when we think they would

                                    B-PPA-25

 ...............................................................
best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract or Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:

  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts or Income Annuities.

  6. To make any necessary technical changes in the Contracts or Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Contract or Income Annuity) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Contracts or Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts and Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  You will be entitled to give instructions regarding the votes attributable to your Contract or Income Annuity in your sole discretion. Under the Keogh Contracts, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Contract. Under the Keogh Contracts, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.


                                   B-PPA-26

 ...............................................................
CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Acacia Capital Corporation's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR CONTRACT OR INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR CONTRACT OR INCOME ANNUITY?

  All Contracts and Income Annuities, certificates and interests in the Contracts and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail.

  The licensed agents and broker-dealers who sell Contracts and Income Annuities and certificates and interests in the Contracts and Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

  We also make payments to our licensed agents based upon the total Account Balances of the Contracts assigned to the agent. Under the program, we pay an amount up to .21% of the total Account Balances of the Contracts, other registered variable annuity contracts and certain mutual fund account balances. These asset based commissions compensate the agent for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. This performance is stated in terms of either "yield," "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield and change in accumulation unit value figures do not reflect the possible imposition of an early withdrawal charge of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Contracts and Income Annuities as a result of

                                   B-PPA-27

 ...............................................................
different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund and Calvert Balanced Portfolio and may assume that certain Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS (R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Index, the Standard & Poor's 400 Index, the Standard & Poor's 600 Index, Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, The Morgan Stanley Capital International All Country World Index and The Morgan Stanley Capital International, Europe, Australia, Far East (EAFE) Index.

  Performance may be shown for two investment strategies that are made available under certain Contracts. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the Stock Index Division or the Aggressive Growth Division. The second technique is the "Equalizer SM." Under this strategy, at the end of a specified period (i.e., monthly, quarterly), a transfer is made from the Stock Index Division or the Aggressive Growth Division to the Fixed Interest Account or from the FIxed Interest Account to the Stock Index Division or Aggressive Growth Division in order to make the account and the division equal in value. An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return" or "Aggressive Equalizer Return" will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator and Equalizer investment strategies using any other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

                                   B-PPA-28

                               SECTION IV: TAXES
 ..............................................................
GENERAL

  Tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Contracts and Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED CONTRACT?

  Generally, all contributions under the Contracts will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money you withdraw as well as on income earned under the Contract.

  Non-Qualified contracts with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, contributions under such contracts will be made on a "before-tax" basis and the rules applicable to Keogh plans will apply to such contracts, notwithstanding any provision in the contracts to the contrary. Wherever the terms "Keogh Contract" or "Keogh plan" appears in this section, the term shall be deemed to include non-qualified contracts with an appropriate endorsement issued to Keogh and corporate plans covering one individual.

  Under some circumstances certain of the Contracts, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

  The taxable portion of a distribution from a Keogh, 403(a) and TSA Contract to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an individual retirement arrangement; (2) a qualified trust or 403(a) annuity plan, if the distribution is from a Keogh or 403(a) Contract; or (3) a TSA, if the distribution is from a TSA Contract. An eligible rollover distribution generally is the taxable portion of any distribution from a Keogh, 403(a) or TSA Contract, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in (S)401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible rollover distributions.

  All taxable distributions from Keogh, 403(a) and TSA Contracts that are not eligible rollover distributions will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. All taxable distributions from the PEDC Contract will be subject to the same Federal income tax withholding as regular wages.

  Each type of Contract is subject to various tax limitations. Typically, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Contract (or in some cases from the plan or arrangement that purchased the Contract) before you are age 59 1/2.

                                   B-PPA-29

 ...............................................................
Withdrawals from the TSA Contracts are generally entirely prohibited before age 59 1/2. If a combination of certain payments to you from certain tax-favored plans (which includes (S)403(a) plans, (S)403(b) arrangements, individual retirement arrangements, SEPs, SIMPLE IRAs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), an additional penalty tax of 15% in addition to ordinary income tax is imposed on the excess. However, the 15% penalty tax is suspended for distributions received during the calendar years 1997, 1998 and 1999.

  The following paragraphs will briefly summarize some of the tax rules on a Contract-by-Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  TSA Contracts. These fall under (S)403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.

  Your employer buys the Contract for you although you then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your
(S)403(b) arrangement before January 1, 1989 that were either paid into or earned under the Contract or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other (S)403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to your pre-tax contributions and their earnings); (d) after you die, separate from service or become disabled (as defined in the Code); (e) in the case of financial hardship (as defined in the Code) but only your purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under (S)403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds under custodial arrangements even after such amounts are transferred to a Contract.

  Withdrawals (other than tax-free transfers) that are allowed before you are age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you, where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); (6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; or (8) timely made to reduce an elective deferral as allowed by the Code. If you are under age 59 1/2 and are receiving SWIP payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) or (S)72(q) of the Code and thus not subject to the 10% tax penalty, any modifications to your SWIP payments before age 59 1/2 or, if later, five years after beginning SWIP payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty rule before you elect to receive any SWIP payments or make any modifications to your SWIP payments.

  Withdrawals may be transferred to another (S)403(b) funding vehicle or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Contract must be withdrawn or begin to be withdrawn by April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year in which you retire. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the Contract within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of

                                   B-PPA-30

 ...............................................................
the year in which you would have reached age 70 1/2, if later. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. If your Contract is subject to the Retirement Equity Act, your spouse has certain rights which may be waived with the written consent of your spouse. The IRS allows you to aggregate the amount required to be withdrawn from each TSA contract you own and to withdraw this amount in total from any one or more of the TSA contracts you own.

  Keogh Contracts. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

  Withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary where such payments begin after separation from service;
(4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).

  Under rules similar to those described above for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Contract must be made or begun to be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the Contract generally must be paid within five years of the year in which you died.

  If your benefit under the Keogh plan is worth more than $3,500, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

  Non-Qualified contracts with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, the rules applicable to Keogh plans as outlined above will apply to such contracts, notwithstanding any provision in the contracts to the contrary.

  PEDC Contract. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in (S)457 of the Code. These plans, which must meet the requirements of (S)457(b), provide certain tax deferral benefits to employees and independent contractors. The plans are not available to churches and qualified church-controlled organizations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. However, for state or local government plans in existence on August 20, 1996, these requirements do not have to be met prior to January 1, 1999. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

  The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.

  Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant separates from service with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $3,500 or less and certain other requirements are met.

  Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to the extent permitted under your plan or contract, the year the participant retires. Although the minimum distribution rules are similar to the rules summarized

                                    B-PPA-31

 ...............................................................
above for TSAs there are some differences. For example, for PEDC plans, any distribution payable over a period of more than one year can only be made in substantially non-increasing amounts, and generally distributions may not exceed 15 years.

  Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

  403(a) Contracts. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

  The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Contracts are generally taxed according to the rules described under (S)72 of the Code. Under rules similar to those described above for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Contract must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the plan generally must be paid within five years of the year in which you died. The minimum distribution rules for 403(a) Contracts are similar to those rules summarized above for TSAs.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR INCOME ANNUITY?

  Generally, all purchase payments under the Income Annuities will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.

  Under some circumstances certain of the Income Annuities accept both purchase payments that have entitled you or the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you or the owner were entitled to deduct or exclude from income the purchase payment in compliance with the Code.

  All taxable income payments other than income payments under the PEDC Income Annuity will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment. All taxable income payments under the PEDC Income Annuity will be subject to the same Federal income tax withholding treatment as regular wages.

  Income payments (other than tax-free transfers to other (S)403(b) funding vehicles and those made under a PEDC plan) that are allowed before you are age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. This penalty does not apply to income payments
(1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary, where such payments begin after separation from service. Additionally, under TSAs, Keogh and 403(a) plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); or (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse). There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  If a combination of certain income payments to you from certain tax-favored plans (which includes (S)403(a) plans, (S)403(b) arrangements, individual retirement arrangements, SEPs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), a penalty tax of 15% in addition to ordinary income taxes is imposed on the excess. However, the 15% penalty tax is suspended for distributions received during calendar years 1997, 1998 and 1999. The following paragraphs will briefly summarize some of the tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, income

                                   B-PPA-32

 ...............................................................
payments under the TSA, Keogh, PEDC and 403(a) Income Annuities generally must begin by April 1 of the year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire and a tax penalty of 50% applies to payments which should have been made but were not. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under the Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die before payments begin under the Income Annuity, we will make payment of your entire interest under the Income Annuity in a lump sum to your beneficiary after we receive proof of your death. If you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

  If your benefit under a plan subject to REA is worth more than $3,500, the Code requires that your Income Annuity protect your spouse if you die before you receive any income payments under the Income Annuity or if you die while income payments are being made. If your Income Annuity is subject to the Retirement Equity Act (REA), your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

  Any income payments distributed under 403(a) Income Annuities are generally taxed according to the rules described under (S)72 of the Code.

                                    B-PPA-33

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
Cover Page................................................................    1
Table of Contents.........................................................    1
Independent Auditors......................................................    2
Services..................................................................    2
Distribution of Certificates and Interests in the Contracts and Income An-
 nuities..................................................................    2
Early Withdrawal Charge...................................................    2
Variable Income Payments..................................................    2
Performance Data..........................................................    4
Financial Statements of the Separate Account..............................   13
Financial Statements of MetLife...........................................   31


                                    B-PPA-34

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                       IRA, SIMPLE
                                       IRA AND SEP                                  NON-QUALIFIED
                         TSA CONTRACTS  CONTRACTS   KEOGH AND 403(A) PEDC CONTRACTS CONTRACTS AND
                          AND INCOME    AND INCOME   CONTRACTS AND     AND INCOME      INCOME
                           ANNUITIES   ANNUITIES(1) INCOME ANNUITIES  ANNUITIES(2)    ANNUITIES
                         ------------- ------------ ---------------- -------------- -------------
California..............     0.5%          0.5%(3)        0.5%            2.35%         2.35%
District of Columbia....     2.25%         2.25%          2.25%           2.25%         2.25%
Kansas..................      --            --             --              --           2.0%
Kentucky................     2.0%          2.0%           2.0%            2.0%          2.0%
Maine...................      --            --             --              --           2.0%
Nevada..................      --            --             --              --           3.5%
Puerto Rico.............     1.0%          1.0%           1.0%            1.0%          1.0%
South Dakota............      --            --             --              --           1.25%
U.S. Virgin Islands.....     5.0%          5.0%           5.0%            5.0%          5.0%
West Virginia...........     1.0%          1.0%           1.0%            1.0%          1.0%
Wyoming.................      --            --             --              --           1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

                                   B-PPA-35

INDEX

                                                             B-PPA
ACCOUNT BALANCE............................................. B-PPA-6
ACCUMULATION UNIT VALUES.................................... 8-9
  Calculation............................................... 14-15
ANNUAL CONTRACT FEE......................................... 4, 6
ANNUITY TAXES............................................... 4, 6, 16
ANNUITY UNITS............................................... 17, 22
ASSUMED INVESTMENT RATE..................................... 22
AVERAGE ANNUAL TOTAL RETURN................................. 27
CALVERT BALANCED PORTFOLIO MANAGEMENT FEES.................. 4, 13
CALVERT BALANCED PORTFOLIO TOTAL OPERATING EXPENSES......... 4
CANCELLATION................................................ 25
CHANGE IN ACCUMULATION UNIT VALUE........................... 27
CHANGE IN ANNUITY UNIT VALUE................................ 27
COMMISSION.................................................. 27
CONFIRMATION................................................ 25
CONTRACTS................................................... 1, 6, 11
CONTRACT YEAR............................................... 14
DEATH BENEFIT............................................... 7, 20
DESIGNATED OFFICE........................................... 13
DISABILITY.................................................. 19
DIVIDENDS................................................... 11
EARLY WITHDRAWAL CHARGE (DEFERRED SALES LOAD)............... 4, 6, 17-18
EQUALIZER SM................................................ 28
EQUITY GENERATOR SM ........................................ 18, 28
ERISA....................................................... 25
EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES.................... 6, 18-20
  Certain Purchase Payments................................. 18
  Death..................................................... 18
  Disability: Keogh, TSA, 403(a), PEDC Contracts............ 19
  Federal Taxes............................................. 18
  Free Corridor--All other Contracts........................ 18
  Free Corridor--Unallocated Keogh Contract................. 18
  Free Corridor--TSA and 403(a) Contracts................... 18
  Free Look................................................. 18
  Hardship.................................................. 19
  Income Annuity............................................ 18
  Plan Termination.......................................... 19
  Preapproved Investment Vehicles........................... 19
  Retirement................................................ 19
  Separation from Service................................... 19
  Systematic Termination.................................... 18
  Transfers................................................. 18
  Transfers from other MetLife Contracts.................... 19-20
EXPERIENCE FACTOR........................................... 15
FIXED INCOME OPTION......................................... 20
403(A) CONTRACT............................................. 1, 7, 11, 19, 20,
                                                             21, 29, 30, 32, 33
FREE CORRIDOR............................................... 18
FREE LOOK................................................... 18
GENERAL ADMINISTRATIVE EXPENSES CHARGE...................... 4, 6, 17
INCOME ANNUITIES ........................................... 1, 7, 21-24
  Administration............................................ 21
  Annuity Unit Value........................................ 22
  Annuity Taxes............................................. 23
  Assumed Investment Rate................................... 22
  Contract Fee.............................................. 23
  Free Look................................................. 24
  General Administrative Expenses Charge.................... 23
  Income Types.............................................. 23-24
  Investment Choices........................................ 21
  Mortality and Expense Risk Charge......................... 23

                                    B-PPA-36

                                                            B-PPA
  Income for Two Lives Annuity............................. 23
  Income for Two Lives with a Guaranteed Period Annuity.... 23
  Income for Two Lives with a Refund Annuity............... 23
  Your Lifetime Annuity.................................... 23
  Your Lifetime with a Guaranteed Period Annuity........... 23
  Your Lifetime with Refund Annuity........................ 23
  Income for a Guaranteed Period Annuity................... 23-24
  Purchase Payment......................................... 21
  Transfers................................................ 22-23
  Taxes.................................................... 23, 32-33
  Valuation Period......................................... 22
INCOME OPTIONS............................................. 20
  Fixed Income Option...................................... 20
  Variable Income Option................................... 20
INVESTMENT CHOICES......................................... 1, 4, 6, 11-12
  Calvert Responsibly Invested Balanced Portfolio.......... 1, 4, 6, 11-12
  GFM International Stock Portfolio........................ 1, 4, 12
  Janus Mid Cap Portfolio.................................. 1, 4, 11, 12
  Loomis Sayles High Yield Bond Portfolio.................. 1, 4, 11, 12
  MetLife Stock Index Portfolio............................ 1, 4, 12
  Scudder Global Equity Portfolio.......................... 1, 4, 12
  State Street Research Aggressive Growth Portfolio........ 1, 4, 11, 12
  State Street Research Diversified Portfolio.............. 1, 4, 11, 12
  State Street Research Growth Portfolio................... 1, 4, 11, 12
  State Street Research Income Portfolio................... 1, 4, 11, 12
  T. Rowe Price Small Cap Growth Portfolio................. 1, 4, 11, 12
HARDSHIP................................................... 19
KEOGH CONTRACTS............................................ 1, 6, 7, 11, 14, 18-
                                                            22,
                                                            25-26, 29, 31-33
MANAGEMENT FEES............................................ 4, 12-13
MORTALITY AND EXPENSE RISK CHARGE.......................... 4, 6, 17
PEDC CONTRACT.............................................. 1, 6-7, 11, 14, 19-
                                                            21, 29, 31-33
PERFORMANCE................................................ 27-28
PLAN TERMINATION........................................... 19
PURCHASE PAYMENTS (CONTRIBUTIONS).......................... 6, 13-14
REBALANCER SM (WITHDRAWALS & TRANSFER)..................... 15
RETIREMENT................................................. 19
SALES LOAD................................................. 16-17
SALES REPRESENTATIVES...................................... 27-28
SEPARATE ACCOUNT........................................... 6, 10
SEPARATION FROM SERVICE.................................... 19
SUMMARY.................................................... 6
SYSTEMATIC TERMINATION..................................... 18
SYSTEMATIC WITHDRAWAL INCOME PROGRAM....................... 16, 25, 30
TAX-SHELTERED ANNUITY CONTRACT............................. 1, 7, 11, 14, 16-21,
                                                            25, 29, 30-33
TAXES...................................................... 6, 29-33
  403(a) Contract.......................................... 32
  General--all markets..................................... 29, 32
  Keogh Contracts.......................................... 31
  PEDC Contract............................................ 32
  TSA Contracts............................................ 30-31
TELEPHONE REQUESTS......................................... 16
TEXAS OPTIONAL RETIREMENT PROGRAM.......................... 15
TOTAL OPERATING EXPENSES................................... 4
TRANSFERS.................................................. 6, 15
VALUATION PERIOD........................................... 15
VOTING RIGHTS.............................................. 26
WITHDRAWALS................................................ 6, 15
YIELD...................................................... 27

                                    B-PPA-37

      REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc.

[_] Calvert Responsibly Invested Balanced Portfolio

[_] I have changed my address. My CURRENT address is:

                              Name:
-------------------------          ---------------------------------------------
    (Contract Number)
                           Address:---------------------------------------------

-------------------------          ---------------------------------------------
       (Signature)                                                   zip


 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DIMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

--------------------------------------------------------------------------------
                                                               Bulk
                                                               Rate
                                                               U.S.
                                                             Postage
                                                               Paid
[LOGO]MetLife(R)                                             Rutland,
                                                                VT
 Metropolitan Life Insurance Company                          Permit
                                                               220
 Johnstown Office--PO Box 1407

 Johnstown, PA 15907-1407

 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN
 POSTAGE GUARANTEED

          Preference Plus (R) Account Prospectus

             Enhanced Contracts and Enhanced Income Annuities


          [GRAPHIC]

          May 1, 1997


                                                       [LOGO]MetLife(R)

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                           ENHANCED PREFERENCE PLUS
                            GROUP ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes group Enhanced Preference Plus Contracts ("Enhanced Contracts") and group Enhanced Preference Plus Income Annuities ("Enhanced Income Annuities").

  Group Enhanced Contracts and Enhanced Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account, and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity and GFM International Stock Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund").

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
       COMMISSION  NOR HAS  THE  COMMISSION OR  ANY STATE  SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR  ADEQUACY OF  THIS
          PROSPECTUS.  ANY REPRESENTATION  TO  THE  CONTRARY  IS A
           CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, WHICH CONTAINS ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth concisely information about the Enhanced Contracts and Enhanced Income Annuities and Separate Account E that you should know before investing. Additional information about the Enhanced Contracts and Enhanced Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010, Attention:
Alan DiMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page C-PPA-33.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                       --------
INDEX OF SPECIAL TERMS................................................ C-PPA- 3
TABLE OF EXPENSES..................................................... C-PPA- 4
SUMMARY............................................................... C-PPA- 6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION................. C-PPA- 8
FINANCIAL STATEMENTS.................................................. C-PPA- 9
OUR COMPANY AND THE SEPARATE ACCOUNT.................................. C-PPA-10
THE ENHANCED DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS.......... C-PPA-11
  YOUR INVESTMENT CHOICES............................................. C-PPA-11
  PURCHASE PAYMENTS................................................... C-PPA-13
  DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT........... C-PPA-14
  WITHDRAWALS AND TRANSFERS........................................... C-PPA-14
  DEDUCTIONS AND CHARGES.............................................. C-PPA-16
  EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES............................ C-PPA-17
  DEATH BENEFIT....................................................... C-PPA-19
  INCOME OPTIONS...................................................... C-PPA-19
ENHANCED INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS................ C-PPA-20
  ADMINISTRATION...................................................... C-PPA-20
  DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS................... C-PPA-21
  TRANSFERS........................................................... C-PPA-21
  DEDUCTIONS AND CHARGES.............................................. C-PPA-22
OTHER DEFERRED ENHANCED CONTRACT AND ENHANCED INCOME ANNUITY PROVI-
 SIONS................................................................ C-PPA-24
TAXES................................................................. C-PPA-28
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.......... C-PPA-33
APPENDIX.............................................................. C-PPA-34
INDEX................................................................. C-PPA-35

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                    C-PPA-2

                             INDEX OF SPECIAL TERMS

   TERMS                                                                  PAGE
   -----                                                                --------
Account Balance........................................................ C-PPA- 6
Accumulation Units..................................................... C-PPA-14
Annuity Units.......................................................... C-PPA-21
Assumed Investment Rate................................................ C-PPA-21
Contract Year.......................................................... C-PPA-13
Designated Office...................................................... C-PPA-13
Early Withdrawal Charge................................................ C-PPA-16
Enhanced Contracts..................................................... C-PPA- 1
Enhanced Income Annuities.............................................. C-PPA- 1
Experience Factor...................................................... C-PPA-14
Free Corridor.......................................................... C-PPA-17
Enhanced Preference Plus Contracts..................................... C-PPA- 1
Enhanced Preference Plus Income Annuities.............................. C-PPA- 1
Separate Account....................................................... C-PPA- 6
Systematic Termination................................................. C-PPA-18
Systematic Withdrawal Income Program................................... C-PPA-15
Valuation Period....................................................... C-PPA-14

                                    C-PPA-3

   TABLE OF EXPENSES--ENHANCED PREFERENCE PLUS CONTRACTS AND ENHANCED INCOME
                                   ANNUITIES
  The following table illustrates Separate Account and Metropolitan Fund expenses for the fiscal year ending December 31, 1996:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .20%(b)
 Mortality and Expense Risk Charge.................................   .75%(b)
 Total Separate Account Annual Expenses............................   .95%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                      MANAGEMENT  OTHER
                                                         FEES    EXPENSES TOTAL
                                                      ---------- -------- -----
 State Street Research Income Portfolio(c)(d)........    .33       .07     .40
 State Street Research Diversified Portfolio(c)(d)...    .46       .04     .50
 MetLife Stock Index Portfolio(c)....................    .25       .05     .30
 State Street Research Growth Portfolio(c)(d)........    .51       .04     .55
 Janus Mid Cap Portfolio(e)..........................    .75       .20     .95
 Loomis Sayles High Yield Bond Portfolio(e)..........    .70       .20     .90
 State Street Research Aggressive Growth
  Portfolio(c)(d)....................................    .71       .04     .75
 T. Rowe Price Small Cap Growth Portfolio(e).........    .55       .20     .75
 Scudder Global Equity Portfolio(e)(f)...............    .62       .20     .82
 GFM International Stock Portfolio(c)(d)(g)..........    .75       .22     .97
EXAMPLE
If you surrender your Contract at the end of the
 applicable time period:

  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on as-  1 YEAR 3 YEARS 5 YEARS 10 YEARS
  sets:                                           ------ ------- ------- --------
   Income Division...............................    $77     $88    $101     $164
   Diversified Division..........................     78      91     106      174
   Stock Index Division..........................     76      84      95      152
   Growth Division...............................     78      92     109      180
   Janus Mid Cap Division........................     82     105      --       --
   Loomis Sayles High Yield Bond Division........     82     103      --       --
   Aggressive Growth Division....................     80      99     120      203
   T. Rowe Price Small Cap Growth Division.......     80      98      --       --
   Scudder Global Equity Division................     81     101      --       --
   International Stock Division..................     82     105     131      226
If you annuitize at the end of the applicable
 time period or do not surrender your
 Contract(h):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on as-
  sets:
   Income Division...............................    $14     $43     $75     $164
   Diversified Division..........................     15      46      80      174
   Stock Index Division..........................     13      40      69      152
   Growth Division...............................     15      48      82      180
   Janus Mid Cap Division........................     19      60      --       --
   Loomis Sayles High Yield Bond Division........     19      59      --       --
   Aggressive Growth Division....................     17      54      93      203
   T. Rowe Price Small Cap Growth Division.......     17      54      --       --
   Scudder Global Equity Division................     18      56      --       --
   International Stock Division..................     20      61     105      226

                                    C-PPA-4

-------
(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (see "Deductions and Charges," page C-PPA-16) does not apply to 10% or 20% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all.
(b) Although total Separate Account annual expenses will not exceed .95% of average account values for Enhanced Contracts, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page C-PPA-16.)
(c) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(d) Reflects 1996 fees and expenses, restated for proposed management fee revisions expected to take effect August 1, 1997.
(e) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until each Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. The marginal rate of the investment management fee for T. Rowe Price Small Cap, Janus Mid Cap and Scudder Global Equity Portfolios will decrease when the dollar amount in each respective Portfolio reaches certain threshold amounts.
(f) MetLife has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent MetLife's waiver of its investment management fee, we estimate that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.
(g) It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited ("GFM") will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.
(h) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge. (See "Exemptions from Early Withdrawal Charges," page C-PPA-17.)

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account and the Metropolitan Fund. It assumes that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," page C-PPA-16, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.


                                    C-PPA-5

 ...............................................................
SUMMARY
 ................................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife," "we," "us" or "our"). The term "Enhanced Contracts" and "Enhanced Income Annuities" also includes certificates issued under certain group arrangements. Enhanced Income Annuities are described separately beginning on page C-PPA-20. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in an Enhanced Contract or Enhanced Income Annuity. Under the Enhanced Contracts issued for Keogh Plans, the trustee retains all rights to control the money under the Enhanced Contract. For these Contracts, where we refer to giving instructions or making payments to us, "you" means such trustee.

YOUR INVESTMENT CHOICES (PAGES C-PPA-11-13)

  Each of the Enhanced Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Enhanced Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," page C-PPA-14, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

  A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGES C-PPA-11-12. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS.

TAXES (PAGES C-PPA-28-32)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax market.

PURCHASE PAYMENTS; TRANSFERS (PAGES C-PPA-13-14; C-PPA-14-16)

  The Enhanced Contracts allow you to make new purchase payments, to transfer money among investment options and between the Separate Account and the Fixed Interest Account and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," page C-PPA-14.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Enhanced Contract. (See "Withdrawals and Transfers," page C-PPA-14, and "Deductions and Charges," page C-PPA-16.)

DEDUCTIONS AND CHARGES (PAGES C-PPA-16-17)

  Your Enhanced Contract is subject to various charges.

  Annual Enhanced Contract Fees: There is no annual Enhanced Contract fee. (There is a $20 annual Enhanced Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: .95% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received.

  Metropolitan Series Fund, Inc.: Management fees and other expenses.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES C-PPA-17-19)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

(a) Withdrawals or Transfers without a Charge for All Markets:

  Item 1--Transfers among investment divisions or to the Fixed Interest
  Account

  Item 2--Withdrawals that represent purchase payments made over seven years ago

  Item 3--Free Corridor

  Item 4--Free Look

  Item 5--Certain Income Annuities

  Item 7--Mandated Withdrawals under Federal law


(b) Withdrawals or Transfers without a charge for the Enhanced Individual Retirement Annuities Market--(in addition to (a) above):

  Item 6--Death Benefit

  Item 16--Nursing Home or Terminal Illness

                                    C-PPA-6

 ...............................................................

(c) Withdrawals or Transfers without a charge for the Enhanced Non-Qualified Market--(in addition to (a) above):

  Item 6--Death Benefit

  Item 10--Retirement

  Item 11--Separation from Service

  Item 16--Nursing Home or Terminal Illness

(d) Withdrawals or Transfers Without a Charge for the Enhanced unallocated Keogh Market--(in addition to (a) above):

  Item 8--Systematic Withdrawal

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 12--Plan Termination

  Item 13--Hardship

  Item 14--Pre-Approved Investment Vehicles

DEATH BENEFIT (PAGE C-PPA-19)

  Each Enhanced Contract (other than the Enhanced unallocated Keogh Contract) offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGE C-PPA-20)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Enhanced Income Annuity if you did not have an Enhanced Contract during the accumulation period. Your Enhanced Income Annuity is subject to various charges. (See "Enhanced Income Annuities-- Deductions and Charges," page C-PPA-22.)

                                    C-PPA-7

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.


                                              ACCUMULATION     ACCUMULATION  NUMBER OF ACCUMULATION
                                               UNIT VALUE     UNIT VALUE END   UNITS END OF YEAR
  ENHANCED PREFERENCE PLUS CONTRACTS   YEAR BEGINNING OF YEAR    OF YEAR         (IN THOUSANDS)
  ----------------------------------   ---- ----------------- -------------- ----------------------
  Income Divi-
   sion                                1996      $29.36           $30.13              128
                                       1995       24.79            29.36              123
                                       1994       25.83            24.79              125
                                       1993       23.43            25.83              151
                                       1992       22.12            23.43                0
                                       1991       19.02            22.12                0
                                       1990       17.91(a)         19.02                0
  Diversified
   Division                            1996       24.78            28.11              371
                                       1995       19.69            24.78              346
                                       1994       20.51            19.69              341
                                       1993       18.36            20.51              360
                                       1992       16.93            18.36               50
                                       1991       13.68            16.93                0
                                       1990       14.34(a)         13.68                0
  Stock Index
   Division                            1996       20.44            24.83              629
                                       1995       15.07            20.44              518
                                       1994       15.04            15.07              432
                                       1993       13.86            15.04              399
                                       1992       13.02            13.86               12
                                       1991       10.13            13.02                0
                                       1990       10.85(a)         10.13                0
  Growth Divi-
   sion                                1996       38.99            47.19              402
                                       1995       29.57            38.99              334
                                       1994       30.85            29.57              296
                                       1993       27.22            30.85              258
                                       1992       24.63            27.22                5
                                       1991       18.67            24.63                0
                                       1990       21.66(a)         18.67                0
  Aggressive
   Growth                              1996       33.72            35.98              341
  Division                             1995       26.29            33.72              254
                                       1994       27.05            26.29              189
                                       1993       22.26            27.05              163
                                       1992       20.37            22.26                1
                                       1991       12.35            20.37                0
                                       1990       14.85(a)         12.35                0
  International
   Stock                               1996       14.38            13.99              368
  Division                             1995       14.40            14.38              396
                                       1994       13.84            14.40              446
                                       1993        9.45            13.84              339
                                       1992       10.63             9.45                1
                                       1991       10.00(b)         10.63                0

   In addition to the above mentioned Accumulation Units, there are cash reserves of $5,422,688 on December 31, 1996 applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.


(a) Inception Date July 2, 1990
(b) Inception Date July 1, 1991

                                    C-PPA-8

                      ENHANCED PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES


                        1990    1991    1992    1993    1994    1995    1996
                        ----    ----    ----    ----    ----    ----    ----
Income                  19.02   22.12   23.43   25.83   24.79   29.36   30.13
Diversified             13.68   16.93   18.36   20.51   19.69   24.78   28.11
Stock Index             10.13   13.02   13.86   15.04   15.07   20.44   24.83
Growth                  18.67   24.63   27.22   30.85   29.57   38.99   47.19
Aggressive Growth       12.35   20.35   22.26   27.05   26.29   33.72   35.98
International Stock       --    10.63   9.45    13.84   14.40   14.38   13.99



FINANCIAL STATEMENTS

  The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.


                                    C-PPA-9

 ...............................................................
OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1996, we had approximately $298 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Enhanced Contracts and Enhanced Income Annuities is not limited by the amount of assets in the Separate Account.

                                    C-PPA-10

    SECTION I: THE ENHANCED DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS
 ....................................
                                   ...........................

WHAT ARE THE ENHANCED CONTRACTS?

  The Enhanced Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Enhanced Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Preference Plus Contracts to meet your individual needs. These include contracts meeting the tax requirements under the following provisions of the Internal Revenue Code ("Code"): (1) Individual Retirement Annuities (IRAs) under (S)408(b); (2) Simplified Employee Pensions
(SEPs) under (S)408(k); (3) Tax Sheltered Annuities (TSAs) under (S)403(b);
(4) Public Employee Deferred Compensation (PEDC) under (S)457; (5) Keogh plans under (S)401; (6) Qualified Annuity Plans (403(a)) under (S)403(a); and (7) Tax Deferred Annuities (Non-Qualified) under (S)72. Our contracts may be individual or group (offered to an employer, association, trust or other group for its employees, members or participants). Group Contracts may be issued to a bank that does nothing but hold them as contractholder. Contracts are either allocated (we keep records of your Account Balance) or unallocated (we keep Account Balance records only for the plan as a whole). Some Contracts ("Enhanced Contracts") have a reduced mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes the following Enhanced Contracts: IRAs, unallocated Keogh and Non-Qualified.

  The Prospectus will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE ENHANCED CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Enhanced Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Enhanced Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Enhanced Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Enhanced Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Enhanced Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ...............................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?


  The investment choices are provided through our Separate Account. Divisions available for new investments are the Income, Diversified, Stock Index, Growth, Aggressive Growth, and International Stock Divisions. If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, and Scudder Global Equity Divisions are also available. Your employer, association or group may have limited the number of available divisions. Your Enhanced Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund as shown on page
1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Contracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of annuities and life insurance policies and are never sold directly to the public. These mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management investment companies" under the 1940 Act. Except for the Janus Mid Cap Portfolio, each fund is "diversified" under the 1940 Act. Each division invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

                                   C-PPA-11

 ...............................................................

State Street Research Diversified Portfolio: To achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research & Management Company (a subsidiary of ours).

MetLife Stock Index Portfolio: To equal the performance of the Standard & Poor's 500 composite stock price index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

State Street Research Growth Portfolio: To achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

Janus Mid Cap Portfolio: To provide long-term growth of capital. It pursues this objective by investing primarily in a non-diversified portfolio of securities issued by medium sized companies.

Loomis Sayles High Yield Bond Portfolio: To achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

State Street Research Aggressive Growth Portfolio: To achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

T. Rowe Price Small Cap Growth Portfolio: To achieve long-term capital growth by investing in small capitalization companies.

Scudder Global Equity Portfolio: To achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

GFM International Stock Portfolio: To achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. As the investment manager of the State Street Research Growth, State Street Research Income, State Street Research Diversified and MetLife Stock Index Portfolios of the Metropolitan Fund, we receive monthly compensation as an investment management fee equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For the State Street Research Aggressive Growth and GFM International Stock Portfolios, we are paid a monthly investment management fee equivalent to an annual rate of
 .75% of the average daily value of the aggregate net assets for each Portfolio. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios.

  We pay GFM International Investors Limited, one of our subsidiaries, to provide us with sub-investment management services for the GFM International Stock Portfolio. It is expected that State Street Research & Management Company will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.

  The above fees do not reflect proposed investment management fee revisions expected to take effect August 1, 1997, for the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth Portfolios and the GFM International Stock Portfolio. The Table of Expenses in this Prospectus indicates the 1996 fees and expenses restated for these proposed fee revisions.

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the

                                   C-PPA-12

 ...............................................................
Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth Portfolio.

  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. We have agreed to waive a portion of our investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  The Metropolitan Fund is more fully described in its prospectus and the Statement of Additional Information that the prospectus refers to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Statement of Additional Information is available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement.

PURCHASE PAYMENTS
 ...............................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses for these Offices. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Enhanced Contracts, your employer or the group in which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  For Enhanced Non-Qualified Contracts, your purchase payments may also be made "automatically" through procedures that we call "automatic payroll deduction" and "check-o-matic." With automatic payroll deduction, your employer deducts an amount from your salary and makes the purchase payment for you. With check-o-matic, your bank deducts monies from your bank checking account and makes the purchase payment for you.

  Purchase payments, including check-o-matic payments, are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There is no minimum purchase payment except for the Enhanced unallocated Keogh Contract. For the Enhanced unallocated Keogh Contract, each purchase payment must be at least $2,000, and total purchase payments must be at least $15,000 for the first Contract Year. (Depending on underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period.) During subsequent Contract Years, total purchase payments made under the Enhanced unallocated Keogh Contract must be at least $5,000.

                                   C-PPA-13

 ...............................................................

  We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Enhanced Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws. You may not make purchase payments after you have made a withdrawal based on termination of employment under the Enhanced unallocated Keogh Contract or retirement under certain Enhanced Contracts. No additional purchase payments may be made after commencement of a systematic termination (from both the Fixed Interest and Separate Accounts), described below, until we receive written notice that you request cancellation of the systematic termination. You may continue to make purchase payments while you receive Systematic Withdrawal Income Program payments, as described later in this Prospectus, except if purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

  In order to comply with regulatory requirements in Oregon, we may limit the ability of an Oregon resident to make purchase payments (1) after the Contract has been held for more than three years, if the Contract was issued after age 60, or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ................................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate the value of accumulation units once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an accumulation unit and the next accumulation unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The value of accumulation units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses is positive, accumulation unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses is negative, they will go down.

   We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000025905 (the daily equivalent of an effective annual rate of .95%) for Enhanced Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Enhanced Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the period since the last calculation by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was .95, the new accumulation unit value is $11.40 ($12.00 X .95).

WITHDRAWALS AND TRANSFERS
 ................................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Enhanced Contract or transfer it from one investment division to another or to the Fixed

                                    C-PPA-14

 ...............................................................
Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Separate Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Interest Account. We may require that you maintain a minimum Account Balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WE MAKE WITHDRAWALS OR TRANSFERS?

  Generally, we will make withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis, if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. Except for the Enhanced unallocated Keogh Contract, if we agree and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. Whether you or your sales representative make transfer requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make transfers from both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls requesting a transfer will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transfer. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for Enhanced IRA and Non-Qualified Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Income Program ("SWIP"). SWIP payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You may choose to receive SWIP payments for either a specific dollar amount or a percentage of your Account Balance. Each SWIP payment must be at least $50. Your payment date is the date we make payment, which is not the date you receive it. You should allow approximately 10 days for processing your request. If we do not receive the request at least 10 days in advance of the SWIP payment start date, we will process your first SWIP payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. The date of the first SWIP payment is your SWIP anniversary date. Requests to commence SWIP payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year. Requests for such changes must be made at least 30 days prior to the SWIP anniversary date. You may cancel your SWIP request at anytime by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SWIP PAYMENTS?

  Depending on your Enhanced IRA or Enhanced Non-Qualified Contract, each SWIP payment will be taken on a pro rata basis from either (1) the Fixed Interest Account and investment divisions of the Separate Account in which you then have an Account Balance or (2) only from investment divisions of the Separate Account in which you then have an Account Balance. If your Account Balance is insufficient to make a requested SWIP payment, the remaining Account Balance will be paid to you.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SWIP PAYMENT?

  For purposes of the early withdrawal charge, SWIP is characterized as a single withdrawal made in a series of payments over a twelve month period. If SWIP payments comprise the first withdrawal of the Contract

                                   C-PPA-15

 ...............................................................
Year and are within the 10% Free Corridor, calculated for this purpose as 10% of the Account Balance on the SWIP anniversary date, no SWIP payment will be subject to an early withdrawal charge. SWIP payments in excess of the 10% Free Corridor and SWIP payments that comprise the second or later withdrawal of the Contract Year will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Deductions and Charges" on this page.

  SWIP payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under SWIP will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may apply. See "Taxes," pages C-PPA-28-32.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ...............................................................................

ARE THERE ANNUAL ENHANCED CONTRACT CHARGES?

  There are no Separate Account annual Enhanced Contract charges. (There is $20 annual Enhanced Contract fee imposed on certain Fixed Interest Account balances.)

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Enhanced Contract purchasers and participants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay for Enhanced allocated Contracts will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Enhanced Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on C-PPA-14.)

  As a result of reduced administrative expenses associated with Enhanced Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1996, these charges were $62,951,547 for all contracts in Separate Account E.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page C-PPA-34.

WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The following paragraphs describe how the early withdrawal charge is determined. The early withdrawal charge reimburses us for our costs in selling the Enhanced Contracts. We may use any of our profits derived from the mortality and expense risk charge to pay for any of our costs in selling the Enhanced Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

  To determine the early withdrawal charge for the Enhanced Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the

                                   C-PPA-16

 ...............................................................
withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For the Enhanced Contracts, withdrawal charges are imposed on amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the table below.

                          DURING PURCHASE PAYMENT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. As a result of the reduced sales costs associated with certain Enhanced Preference Plus Contracts, no early withdrawal charges from the Separate Account are deducted for withdrawals under those Enhanced Contracts. When no allocations or transfers are made to the Separate Account except in connection with the Equity GeneratorSM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ................................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. Tax penalties may still apply and the amounts withdrawn may also be subject to Federal income tax, see "Taxes," pages C-PPA-28-32. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

  1. Transfers made among the investment divisions of the Separate Account or to the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal described below. Depending on your Enhanced Contract, the Free Corridor percentage may either be taken in an unlimited number of partial withdrawals (for each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies) or as part of the first withdrawal from your Account Balance during the Contract Year. In either case the Free Corridor is the greater of the percentage described below or amounts which are not subject to an early withdrawal charge. For the Enhanced unallocated Keogh and certain Enhanced Contracts, the Free Corridor is in addition to any amounts which are not subject to an early withdrawal charge as described in items 4-14 below, except for amounts which are exempted pursuant to Systematic Termination, described in item 8 below.

   (a) For the Enhanced unallocated Keogh, you can withdraw up to 20% of your Account Balance during each Contract Year.

   (b) For certain Enhanced IRA and Non-Qualified Contracts, you can withdraw up to 10% of your Account Balance during each Contract Year. For other Enhanced IRA and Non-Qualified Contracts, you can withdraw or transfer up to 10% of your Fixed Interest Account balance each Contract Year.

  4. Free Look: You may cancel your Enhanced Contract within 10 days after you receive it by telling us in writing. We will then refund all of your purchase payments (however for Enhanced IRA and Non-Qualified Contracts issued in New York, Illinois, Minnesota and Pennsylvania we will instead pay you your Account Balance). If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Enhanced Contract from which the withdrawal is made.


                                    C-PPA-17

 ...............................................................
  8. Systematic Termination: For the Enhanced unallocated Keogh Contract, a total withdrawal ("Systematic Termination") that is paid in annual installments of (1) 20% of your Account Balance upon receipt of your request (we will reduce this first installment by the amount of any previous partial withdrawals during the current Contract Year); (2) 25% of your then current Account Balance one year later; (3) 33 1/3% of your then current Account Balance two years later;
(4) 50% of your then current Account Balance three years later; and (5) the remainder four years later. You may cancel remaining payments under a Systematic Termination at any time. However, if you again decide to take a full withdrawal, the entire Systematic Termination process starts over. If, after beginning a Systematic Termination, you decide to take your full withdrawal in amounts exceeding the percentages allowed, the excess amount withdrawn in any year is subject to the applicable withdrawal charges.

  9. Disability: For the Enhanced unallocated Keogh Contract, if you are totally disabled (as defined under the Federal Social Security Act) and you request a total withdrawal. For the Enhanced unallocated Keogh Contract that fund plans subject to the Employee Retirement Income Security Act of 1974, the definition of disability is also as defined under the Federal Social Security Act, unless defined in the plan.

  10. Retirement:

   (a) For the Enhanced Non-Qualified Contract, if you retire and you are receiving retirement benefits from your employer's qualified plan.

   (b) For the Enhanced unallocated Keogh Contract, if there is a plan which defines retirement and you retire under such definition. If you are a "restricted" participant, as shown in the Enhanced Contract, you must have been a participant in the Enhanced Contract for the period stated in the Enhanced Contract.

  11. Separation from Service: For the Enhanced unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Enhanced Contract, you must also have been a participant in the Enhanced Contract for the period stated in the Enhanced Contract. For certain Enhanced Non-Qualified Contracts, if your employment terminates. For certain other Enhanced Non-Qualified Contracts, you must also be eligible to receive retirement benefits.

  12. Plan Termination: For the Enhanced unallo- cated Keogh Contract, if your plan terminates and the Account Balance is rolled over into another annuity contract we issue.

  13. Hardship: For the Enhanced unallocated Keogh Contract, if you suffer an unforeseen hardship.

  14. Pre-Approved Investment Vehicles: For the Enhanced unallocated Keogh Contract, if you make a direct transfer to other investment vehicles we have pre-approved. For the Enhanced unallocated Keogh Contract, if you are a "restricted" participant, as shown in the Contract, and your Account Balance is rolled over to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

  15. Transfer from other MetLife Contracts: (A) For transfers prior to January 1, 1996: If you roll over amounts from other MetLife contracts we designate, of the following two formulas we will apply the one that is more favorable to you:

  (1) treat our other contract and this Enhanced Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or (2) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) If you roll over amounts from other MetLife contracts we designate that they have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more favorable to you:
(a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or (b) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


                                    C-PPA-18

 ...............................................................

For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held them under our other contract prior to the date they were rolled over.

  16. Nursing Home or Terminal Illness: For the Enhanced IRA and Non-Qualified Contracts, to the first withdrawal if you or your spouse (A) is a resident in certain nursing home facilities for at least 90 consecutive days or (B) has been diagnosed as terminally ill and is expected to die within twelve months, but only if this provision has been approved by your state.

DEATH BENEFIT
 ................................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Enhanced Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals. There is no death benefit for the Enhanced unallocated Keogh Contract.

WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name the beneficiary under the Enhanced IRA and Non-Qualified Contracts. The death benefit is paid to the Keogh trustee under the Enhanced unallocated Keogh Contract.

  The payee may take a lump sum cash payment or use the death benefit (less any applicable annuity taxes) to purchase an income annuity from the types available under your Enhanced Contract.

INCOME OPTIONS
 ................................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR OFFER A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your Account Balance and use that money (less any annuity taxes that must be paid) to purchase an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available for various payout periods.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts).

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rates will be used.

  If you do not select an income option by the date the Enhanced Contract specifies, you have not withdrawn your entire Account Balance, and your Enhanced Contract was not issued under a retirement plan, you will be issued a life annuity with a ten (10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."

                                    C-PPA-19

       SECTION II: ENHANCED INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS
 ....................................
                                   ...........................

WHAT ARE THE ENHANCED INCOME ANNUITIES?

  Enhanced Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance of the investment divisions of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Enhanced Income Annuity even if you did not have an Enhanced Contract during the accumulation period.

  Income Annuities can be either group or individual and are offered as IRAs, SEPs, TSAs, PEDC, Keogh, 403(a) and Non-Qualified annuities. Some Income Annuities ("Enhanced Income Annuities") have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes the following Enhanced Income Annuities: IRAs, unallocated Keogh and Non-Qualified.

MAY THE ENHANCED INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Enhanced Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Enhanced Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the Income, Diversified, Stock Index, Growth, Aggressive Growth, International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions, described earlier in Section 1 under "Your Investment Choices." Your employer, association or group may have limited the number of available divisions. Your Enhanced Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ................................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Enhanced Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have the purchase payment for the Enhanced Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Your employer, the trustee of the Keogh plan or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions of the Separate Account and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received
(1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the payment will be effective the next day the annuity unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Enhanced Income Annuity.

                                    C-PPA-20

 ...............................................................

DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ...............................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity units are similar to "accumulation units" described earlier in Section I except that we deduct applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate the value of an annuity unit once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an annuity unit and the next annuity unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The value of annuity units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, is positive, annuity unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses and the deduction for the AIR is negative, they will go down.

  When we determine the annuity unit value for an investment division, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Enhanced Income Annuity and the laws of your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity unit value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ...............................................................................

CAN YOU MAKE TRANSFERS?

  You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Enhanced Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL WE MAKE TRANSFERS?

  Generally, we will make a transfer as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these income types.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. Except for the Enhanced unallocated Keogh Income Annuity, if we agree, and you

                                   C-PPA-21

 ...............................................................
complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in Section I.

DEDUCTIONS AND CHARGES
 ................................................................................

WHAT IS THE CONTRACT FEE?

  There is no contract fee under the Enhanced Income Annuities.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Enhanced Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on C-PPA-21.)

  As a result of reduced administrative expenses associated with Enhanced Income Annuities, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expenses and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make the purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page C-PPA-34.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity--A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity--A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity--This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Income for Two Lives with a Refund Annuity--This is the same as the Income for Two Lives Annuity described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity--A variable income payable for a guarantee period (5-30 years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

                                    C-PPA-22

 ...............................................................
IS THERE A FREE LOOK?
  Yes. There is a Free Look when you purchase an Enhanced Income Annuity. There is no Free Look when an Enhanced Income Annuity is the variable income option under an Enhanced Contract. You may cancel your Enhanced Income Annuity within 10 days after you receive it by telling us in writing. We will then refund your purchase payment. If you purchased your Enhanced Income Annuity by mail, you may have more time to return your Enhanced Income Annuity.

                                   C-PPA-23

   SECTION III: OTHER DEFERRED ENHANCED CONTRACT AND ENHANCED INCOME ANNUITY
                                   PROVISIONS
 ....................................
                                   ...........................

CAN WE CANCEL YOUR ENHANCED CONTRACT OR ENHANCED INCOME ANNUITY?

  We may not cancel your Enhanced Income Annuity.

  We may cancel your Enhanced Contract. If we do so for an Enhanced Contract delivered in New York, we will return the full Account Balance for Enhanced IRA or Non-Qualified Contracts. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will only cancel your Enhanced Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000 (except for the Enhanced unallocated Keogh Contract). We may only cancel the Enhanced unallocated Keogh Contract if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. We will only do so to the extent allowed by law. Certain Enhanced Contracts do not contain these cancellation provisions.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Enhanced Contract or Enhanced Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor basis ("QJSA") (one under which we make payment to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c. name someone other than the spouse as your beneficiary;

    d. use your accrued benefit as security for a loan.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing that acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

  If your benefit is worth $3,500 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as check-o-matic, pre-authorized systematic purchase payments which are transfers from the Fixed Interest Account and SWIP payments, may be confirmed quarterly.

CAN WE CHANGE THE PROVISIONS OF YOUR ENHANCED CONTRACT OR ENHANCED INCOME
ANNUITY?

  Yes. We have the right to make certain changes to your Enhanced Contract or Enhanced Income Annuity,

                                    C-PPA-24

 ...............................................................
but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Enhanced Contract or Enhanced Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:

  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Enhanced Contracts or Enhanced Income Annuities.

  6. To make any necessary technical changes in the Enhanced Contracts or Enhanced Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For Enhanced Contracts issued in Pennsylvania (and Enhanced Income Annuities where required by law), we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Enhanced Contract or Enhanced Income Annuity) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Enhanced Contracts or Enhanced Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Enhanced Contracts and Enhanced Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  You will be entitled to give instructions regarding the votes attributable to your Enhanced Contract or Enhanced Income Annuity in your sole discretion. Under the Enhanced unallocated Keogh Contract, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Enhanced Contract. Under the Enhanced unallocated Keogh Contract, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

                                   C-PPA-25

 ...............................................................

  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR ENHANCED CONTRACT OR ENHANCED INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR ENHANCED CONTRACT OR ENHANCED INCOME ANNUITY?

  All Enhanced Contracts and Enhanced Income Annuities, certificates and interests in the Enhanced Contracts and Enhanced Income Annuities are sold through individuals who are our licensed life insurance sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and in the case of certain Enhanced Contracts and Enhanced Income Annuities by certain of our qualified employees.

  The licensed agents and broker-dealers who sell Enhanced Contracts and Enhanced Income Annuities and certificates and interests in the Enhanced Contracts and Enhanced Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  We also make payments to our licensed agents based upon the total Account Balances of the Contracts assigned to the agent. Under the program, we pay an amount up to .21% of the total Account Balances of the Contracts, other registered variable annuity contracts and certain mutual fund account balances. These asset based commissions compensate the agent for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. This performance is stated in terms of either "yield," "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield and change in accumulation unit value figures do not reflect the possible imposition of an early withdrawal charge of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various contracts and income annuities as a result of different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the underlying portfolios of the

                                   C-PPA-26

 ...............................................................
Metropolitan Fund and may assume that certain Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS (R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Index, the Standard & Poor's 400 Index, the Standard & Poor's 600 Index, Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, The Morgan Stanley Capital International All Country World Index and The Morgan Stanley Capital International, Europe, Australia, Far East
(EAFE) Index.

  Performance may be shown for two investment strategies that are made available under certain Enhanced Contracts. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the Stock Index Division or the Aggressive Growth Division. The second technique is the "Equalizer SM." Under this strategy, at the end of a specified period (i.e., monthly, quarterly), a transfer is made from the Stock Index Division or the Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the Stock Index Division or Aggressive Growth Division in order to make the account and the division equal in value. An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return" or "Aggressive Equalizer Return" will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator and Equalizer investment strategies using any other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

                                    C-PPA-27

                               SECTION IV: TAXES
 ..............................................................

GENERAL

  Tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Enhanced Contracts and Enhanced Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED ENHANCED CONTRACT?

  All contributions under the Enhanced Contracts, other than contributions under Enhanced Non-Qualified Contracts and certain other qualified Enhanced Contracts, will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money you withdraw as well as on income earned under the Enhanced Contract.

  Enhanced Non-Qualified Contracts are issued on an "after-tax basis" so that making purchase payments does not reduce the taxes you pay. Income earned under the Enhanced Contracts is normally not taxed until withdrawn. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed.

  Under some circumstances certain Enhanced Contracts, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or excluded the purchase payments from income in compliance with the Code.

  The taxable portion of a distribution from an Enhanced unallocated Keogh Contract to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an individual retirement arrangement; (2) a qualified trust or a 403(a) annuity plan, if the distribution is from an Enhanced unallocated Keogh Contract. An eligible rollover distribution is generally the taxable portion of any distribution from an Enhanced unallocated Keogh Contract, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in (S)401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible rollover distributions.

  All taxable distributions from the Enhanced unallocated Keogh Contracts that are not eligible rollover distributions and all taxable distributions from Enhanced IRA and Non-Qualified Contracts will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment.

  Each type of Enhanced Contract is subject to various tax limitations. Typically, except for the Enhanced Non-Qualified Contracts, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Enhanced Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Enhanced Contract (or in some cases from the plan or arrangement that purchased the Enhanced Contract) before you are age 59 1/2. If a combination of certain payments to you from certain tax-favored plans (which includes
(S)403(a) plans, (S)403(b) arrangements, individual retirement arrangements,

                                   C-PPA-28

 ...............................................................
SIMPLE IRAs, SEPs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), an additional penalty tax of 15% in addition to ordinary income taxes is imposed on the excess. However, the 15% penalty tax is suspended during the calendar years 1997, 1998 and 1999. The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules on an Enhanced Contract-by-Enhanced Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  Enhanced IRA Contracts. Annual contributions to all IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed below. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

  Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. If you or your spouse was an active participant in another retirement plan, annual contributions are fully deductible if your adjusted gross income is $25,000 or less ($40,000 for married couples filing jointly, however never fully deductible for a married person filing separately), not deductible if your adjusted gross income is over $35,000 ($50,000 for married couples filing jointly, $10,000 for a married person filing separately) and partially deductible if your adjusted gross income falls between these amounts. If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

  Withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) made after December 31, 1996 to pay deductible medical expenses; or (5) made after December 31, 1996 to enable certain unemployed persons to pay medical insurance premiums. If you are under age 59 1/2 and are receiving SWIP payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) or
(S)72(q) of the Code and thus not subject to the 10% tax penalty, any modifications to your SWIP payments before age 59 1/2 or five years after beginning SWIP payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any SWIP payments or make any modification to your SWIP payments.

  If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro-rata withdrawal of both, based on all of your IRAs (not just the Enhanced IRA Contracts). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, and the 10% tax penalty does not apply. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

  Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Enhanced Contract is not forfeitable and you may not transfer it.

  Your entire interest in the Enhanced IRA Contract must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the Enhanced Contract within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary and, if your Enhanced Contract permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If

                                   C-PPA-29

 ...............................................................
your beneficiary is your spouse, he or she may elect to continue the Enhanced IRA Contract as his or her own Enhanced IRA Contract after your death. If you die after the required withdrawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

  The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.

  Enhanced Unallocated Keogh Contract. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

  Withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).

  Under rules similar to those described above for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Enhanced Contract must be made or begun to be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the Contract generally must be paid within five years of the year in which you died.

  If your benefit under the Keogh plan is worth more than $3,500, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

  Enhanced Non-Qualified Contracts. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Enhanced Contracts is generally deferred until it is withdrawn only if you as owner of the Enhanced Contract are an individual (or are treated as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

  Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

  Withdrawals (other than tax-free exchanges to other non-qualified contracts) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

  Your Enhanced Non-Qualified Contract may be exchanged for another non-qualified contract without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, It is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before payments under an income annuity begins, we must make payment of your entire interest under the Enhanced Contract within five years of the date of your death or begin payments under an income annuity

                                   C-PPA-30

 ...............................................................
allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Enhanced Non-Qualified Contract, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death.

  The federal tax law treats all non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. This may result in more income being taxed to you on withdrawals from the Enhanced Contract made then would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR ENHANCED INCOME ANNUITY?

  All purchase payments under the Enhanced Income Annuities, other than purchase payments under Enhanced Non-Qualified Income Annuities and purchase payments consisting of non-deductible contributions under Enhanced IRA Income Annuities, will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Enhanced Income Annuity.

  The Enhanced Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal.

  The Enhanced IRA Income Annuities and under some circumstances certain other Enhanced Income Annuities accept both purchase payments that have entitled you or the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you or the owner were entitled to deduct or exclude from income the purchase payment in compliance with the Code.

  All taxable income payments will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment.

  Income payments that are allowed before you are age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. This penalty does not apply to income payments (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you (however, for Keogh plans, you must also be separated from service when payments begin) or (4) under an Enhanced Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal periodic payments (to be made not less frequently than annually) commencing no later than one year from the purchase date. Additionally, under Keogh plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions; or (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse). There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Enhanced Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  If a combination of certain income payments to you from certain tax-favored plans (which includes (S)403(a) plans, (S)403(b) arrangements, individual retirement arrangements, SIMPLE IRAs, SEPs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), a penalty tax of 15% in addition to ordinary income taxes is imposed on the excess. However, the 15% penalty tax is suspended during the calendar years 1997, 1998 and 1999. The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  You must generally begin receiving distributions under the Enhanced IRA Annuities no later than the April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to payments which should have been made but were not. (For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions for Keogh Income Annuities must generally begin no later than April 1 of the calendar year following the later of: the year in which you reach 70 1/2 or, to the extent permitted under your plan or contract, the year

                                    C-PPA-31

 ...............................................................
you retire.) Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under an Enhanced Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die before income payments begin, we will pay your entire interest under the Income Annuity to your beneficiary in a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

  If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $3,500, the Code requires that your Enhanced Income Annuity protect your spouse if you die before you receive any income payments under the Enhanced Income Annuity or if you die while income payments are being made. If your Enhanced Income Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

  Enhanced Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified in the Code).

  Income payments are subject to an "exclusion ratio" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment, all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  If you die before income payments begin, the Code generally requires payment of your entire interest in the Enhanced Income Annuity be made within five years of the date of your death. If you die before income payments begin, we will pay your entire interest under the Income Annuity to your beneficiary in a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death, in accordance with the income type selected.

  The tax law treats two or more non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity contract from the same company (or its affiliates) under which you are not yet receiving income payments.

                                   C-PPA-32

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
Cover Page................................................................    1
Table of Contents.........................................................    1
Independent Auditors......................................................    2
Services..................................................................    2
Distribution of Certificates and Interests in the Contracts and Income An-
 nuities..................................................................    2
Early Withdrawal Charge...................................................    2
Variable Income Payments..................................................    2
Performance Data..........................................................    4
Financial Statements of the Separate Account..............................   13
Financial Statements of MetLife...........................................   31


                                    C-PPA-33

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                       IRA, SIMPLE IRA
                                           AND SEP                                     NON-QUALIFIED
                         TSA CONTRACTS  CONTRACTS AND  KEOGH AND 403(A) PEDC CONTRACTS CONTRACTS AND
                          AND INCOME       INCOME       CONTRACTS AND     AND INCOME      INCOME
                           ANNUITIES    ANNUITIES(1)   INCOME ANNUITIES  ANNUITIES(2)    ANNUITIES
                         ------------- --------------- ---------------- -------------- -------------
California..............     0.5%           0.5%(3)          0.5%            2.35%         2.35%
District of Columbia....     2.25%          2.25%            2.25%           2.25%         2.25%
Kansas..................      --             --               --              --           2.0%
Kentucky................     2.0%           2.0%             2.0%            2.0%          2.0%
Maine...................      --             --               --              --           2.0%
Nevada..................      --             --               --              --           3.5%
Puerto Rico.............     1.0%           1.0%             1.0%            1.0%          1.0%
South Dakota............      --             --               --              --           1.25%
U.S. Virgin Islands.....     5.0%           5.0%             5.0%            5.0%          5.0%
West Virginia...........     1.0%           1.0%             1.0%            1.0%          1.0%
Wyoming.................      --             --               --              --           1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

                                   C-PPA-34

INDEX

                                                                    C-PPA
ACCOUNT BALANCE.................................................... 6
ACCUMULATION UNIT VALUES........................................... 8-9
  Calculation...................................................... 14
ANNUAL CONTRACT FEE................................................ 4, 6, 16
ANNUITY TAXES...................................................... 16, 22
ANNUITY UNITS...................................................... 21
ASSUMED INVESTMENT RATE............................................ 21
AUTOMATIC PAYROLL DEDUCTION........................................ 13
AVERAGE ANNUAL TOTAL RETURN........................................ 26
CANCELLATION....................................................... 24
CHANGE IN ACCUMULATION UNIT VALUE.................................. 26
CHANGE IN ANNUITY UNIT VALUE....................................... 26
CHECK-O-MATIC...................................................... 13, 24
COMMISSION......................................................... 26
CONFIRMATION....................................................... 24
CONTRACT YEAR...................................................... 13
DEATH BENEFIT...................................................... 7, 19
DESIGNATED OFFICE.................................................. 13
DISABILITY......................................................... 18
EARLY WITHDRAWAL CHARGE (DEFERRED SALES LOAD)...................... 4, 6, 16-17
ENHANCED CONTRACTS................................................. 1, 6, 11
ENHANCED INCOME ANNUITIES.......................................... 1, 6, 20
EQUALIZER SM....................................................... 27
EQUITY GENERATOR SM ............................................... 17, 27
ERISA.............................................................. 24
EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES........................... 6-7, 17-19
  Certain Purchase Payments........................................ 17
  Death............................................................ 17
  Disability: Enhanced Unallocated Keogh Contract.................. 18
  Federal Taxes.................................................... 17
  Free Corridor--All other Contracts............................... 17
  Free Corridor--Enhanced Unallocated Keogh Contract............... 17
  Free Look........................................................ 17
  Income Annuity................................................... 17
  Plan Termination................................................. 18
  Preapproved Investment Vehicles--Enhanced Unallocated Keogh Con-
   tract........................................................... 18
  Retirement--Enhanced Contracts................................... 18
  Retirement--Enhanced Unallocated Keogh Contract.................. 18
  Separation from Service.......................................... 18
  Systematic Termination--Enhanced Unallocated Keogh Contract...... 18
  Transfers........................................................ 17
  Transfers from other MetLife Contracts........................... 18
  Nursing Home or Terminal Illness................................. 19
EXPERIENCE FACTOR.................................................. 14
FIXED INCOME OPTION................................................ 19
FREE CORRIDOR...................................................... 17
FREE LOOK.......................................................... 17
GENERAL ADMINISTRATIVE EXPENSES CHARGE............................. 4, 6, 16
ENHANCED INCOME ANNUITIES.......................................... 1, 7, 20-23
  Administration................................................... 20
  Annuity Unit Value............................................... 21
  Annuity Taxes.................................................... 22
  Assumed Investment Rate.......................................... 21
  Contract Fee..................................................... 22
  Free Look........................................................ 23
  General Administrative Expenses Charge........................... 22
  Income Types..................................................... 22
  Investment Choices............................................... 20

                                    C-PPA-35

                                                             C-PPA
  Mortality and Expense Risk Charge......................... 22
  Income for Two Lives Annuity.............................. 22
  Income for Two Lives with a Guaranteed Period Annuity..... 22
  Income for Two Lives with a Refund Annuity................ 22
  Your Lifetime Annuity..................................... 22
  Your Lifetime with a Guaranteed Period Annuity............ 22
  Your Lifetime with Refund Annuity......................... 22
  Income for a Guaranteed Period Annuity.................... 22
  Purchase Payment.......................................... 20
  Transfers................................................. 21-22
  Taxes..................................................... 31-32
  Valuation Period.......................................... 21
INCOME OPTIONS.............................................. 19
  Fixed Income Option....................................... 19
  Variable Income Option.................................... 19
ENHANCED INDIVIDUAL RETIREMENT ANNUITIES.................... 6, 11, 15, 16, 17,
                                                             19, 24, 28, 29, 31,
                                                             34
INVESTMENT CHOICES.......................................... 4, 6, 11
  GFM International Stock Portfolio......................... 1, 4, 11, 12
  Janus Mid Cap Portfolio................................... 1, 4, 11, 12
  Loomis Sayles High Yield Bond Portfolio................... 1, 4, 11, 12
  MetLife Stock Index Portfolio............................. 1, 4, 11, 12
  Scudder Global Equity Portfolio........................... 1, 4, 11, 12, 13
  State Street Research Aggressive Growth Portfolio......... 1, 4, 11, 12
  State Street Research Diversified Portfolio............... 1, 4, 11, 12
  State Street Research Growth Portfolio.................... 1, 4, 11, 12
  State Street Research Income Portfolio.................... 1, 4, 11, 12
  T. Rowe Price Small Cap Growth Portfolio.................. 1, 4, 11, 12, 13
ENHANCED UNALLOCATED KEOGH CONTRACT......................... 6, 7, 11, 13, 14,
                                                             15, 17, 18, 19, 24,
                                                             25, 28, 30, 31, 32,
                                                             34
MANAGEMENT FEES............................................. 4, 12, 13
MORTALITY AND EXPENSE RISK CHARGE........................... 4, 6, 16
NURSING HOME OR TERMINAL ILLNESS............................ 19
ENHANCED NON-QUALIFIED CONTRACT............................. 7, 11, 13, 15, 16,
                                                             17, 18, 19, 24, 28,
                                                             30, 31, 32, 34
PERFORMANCE................................................. 26-27
PLAN TERMINATION............................................ 18
PURCHASE PAYMENTS (CONTRIBUTIONS)........................... 6, 13-14
REBALANCER SM (withdrawals and transfers)................... 15
RETIREMENT.................................................. 18
SALES LOAD.................................................. 4, 16-17
SALES REPRESENTATIVES....................................... 26
SEPARATE ACCOUNT............................................ 4, 6, 10
SEPARATION FROM SERVICE..................................... 18
SUMMARY..................................................... 6-7
SYSTEMATIC TERMINATION...................................... 18
SYSTEMATIC WITHDRAWAL INCOME PROGRAM........................ 14, 15-16, 24, 29
TAXES....................................................... 6, 28-32, 34
  General--all markets...................................... 28, 31-32
  Enhanced IRA Contracts.................................... 28-30, 31-32
  Enhanced Unallocated Keogh Contracts...................... 28-29, 30-31, 31-32
  Enhanced Non-Qualified Contracts.......................... 28-29, 30-31, 31-32
TELEPHONE REQUESTS.......................................... 15
TOTAL OPERATING EXPENSES.................................... 4
TRANSFERS................................................... 6, 14-15
VALUATION PERIOD............................................ 14
VOTING RIGHTS............................................... 25-26
WITHDRAWALS................................................. 14-15
YIELD....................................................... 26

                                    C-PPA-36

      REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc.

[_] I have changed my address. My CURRENT address is:

                              Name:
-------------------------          ---------------------------------------------
    (Contract Number)
                              Address:
                                      ------------------------------------------

-------------------------             -----------------------------------------
       (Signature)                                                   zip


 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DIMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

--------------------------------------------------------------------------------
                                                               Bulk
                                                               Rate
                                                               U.S.
                                                             Postage
                                                               Paid
[LOGO]MetLife(R)                                             Rutland,
                                                                VT
 Metropolitan Life Insurance Company                          Permit
                                                               220
 Johnstown Office--PO Box 1407

 Johnstown, PA 15907-1407

 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN
 POSTAGE GUARANTEED

          Financial Freedom Account Prospectus


          [GRAPHIC]



          May 1, 1997


                                                       [LOGO]MetLife(R)

          Enhanced Preference Plus (R) Prospectus

          [GRAPHIC]



          May 1, 1997


                                                       [LOGO]MetLife(R)

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

ENHANCED TSA, ENHANCED NON-QUALIFIED, ENHANCED IRA, ENHANCED PEDC AND ENHANCED
             403(A) PREFERENCE PLUS AND FINANCIAL FREEDOM ACCOUNT
                            GROUP ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes group Enhanced TSA, Enhanced Non-Qualified, Enhanced Individual Retirement, Enhanced Public Employee Deferred Compensation Annuities and Enhanced 403(a) Preference Plus and Financial Freedom Account Contracts ("Enhanced Preference Plus Contracts," "FFA Contracts" or collectively "Contracts") and group Enhanced TSA, Enhanced Non-Qualified, Enhanced Individual Retirement, Enhanced Public Employee Deferred Compensation Annuities and Enhanced 403(a) Preference Plus and Financial Freedom Account Income Annuities ("Enhanced Preference Plus Income Annuities" or "FFA Income Annuities" or collectively "Income Annuities").

  The Enhanced Non-Qualified Preference Plus and FFA Contracts and Enhanced Non-Qualified Preference Plus and FFA Income Annuities for (S)457(e)(11) severance and death benefit plans have special tax risks. See "Special Tax Considerations for Non-Qualified Contract for (S)457(e)(11) Severance and Death Benefit Plans," page FFA-41 and "Special Tax Considerations for Non-Qualified Income Annuity for (S)457(e)(11) Severance and Death Benefit Plans," page FFA-45. These Contracts and Income Annuities are no longer currently offered for purchase.

  Group Contracts and Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant or by a trust for the benefit of independent contractors or employees of the grantor of the trust.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract and may include the Fixed Interest Account, and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity and GFM International Stock Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Calvert Responsibly Invested Balanced Portfolio ("Calvert Balanced Portfolio") and Calvert Responsibly Invested Capital Accumulation Portfolio ("Calvert Capital Accumulation Portfolio") of the Acacia Capital Corporation and the Money Market, Equity-Income, Growth and Overseas Portfolios of the Variable Insurance Products Fund ("VIP") and the Investment Grade Bond and Asset Manager Portfolios of the Variable Insurance Products Fund II ("VIP II"). VIP together with VIPII are the "Fidelity Funds."

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus. The Prospectuses for the Calvert Balanced Portfolio, Calvert Capital Accumulation and the Fidelity Funds are delivered separately.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
       COMMISSION  NOR HAS  THE  COMMISSION OR  ANY STATE  SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR ADEQUACY  OF THIS
          PROSPECTUS.  ANY REPRESENTATION  TO  THE  CONTRARY IS  A
           CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, AND ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR CALVERT BALANCED PORTFOLIO, CALVERT CAPITAL ACCUMULATION PORTFOLIO AND BOTH OF THE FIDELITY FUNDS, WHERE APPLICABLE, WHICH CONTAIN ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth concisely information about the Contracts and Income Annuities and Separate Account E that you should know before investing. Additional information about the Contracts and Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010, Attention: Alan DiMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page FFA-47.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                         ------
INDEX OF SPECIAL TERMS.................................................. FFA- 4
TABLES OF EXPENSES...................................................... FFA- 5
SUMMARY................................................................. FFA-10
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION BY CONTRACT....... FFA-12
FINANCIAL STATEMENTS.................................................... FFA-15
OUR COMPANY AND THE SEPARATE ACCOUNT.................................... FFA-16
  Who Is MetLife?....................................................... FFA-16
  What Is The Separate Account?......................................... FFA-16
THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS..................... FFA-17
  What Are The Contracts?............................................... FFA-17
  May The Contracts Be Affected By Your Retirement Plan?................ FFA-17
YOUR INVESTMENT CHOICES................................................. FFA-17
  What Are The Investment Choices And How Do We Provide Them?........... FFA-17
PURCHASE PAYMENTS....................................................... FFA-21
  Are There Special Rules Concerning The First Payment And Other Admin-
   istrative Details That You Should Know?.............................. FFA-21
  How Small Or Large Can Your Purchase Payment Be?...................... FFA-21
  How Are Purchase Payments Allocated?.................................. FFA-21
  Are There Any Limits On Subsequent Purchase Payments?................. FFA-21
DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT............... FFA-21
  What Is An Accumulation Unit Value?................................... FFA-21
  How Is An Accumulation Unit Value Calculated?......................... FFA-22
WITHDRAWALS AND TRANSFERS............................................... FFA-22
  Can You Make Withdrawals And Transfers?............................... FFA-22
  When Will We Make Withdrawals Or Transfers?........................... FFA-22
  Can You Make Payments Directly To Other Investments On A Tax-free Ba-
   sis?................................................................. FFA-22
  What Restrictions Apply To Texas Optional Retirement Program Partici-
   pants?............................................................... FFA-22
  What Restrictions Apply To TSA Contracts?............................. FFA-23
  Can You Make Transfers By Telephone?.................................. FFA-23
  Can You Make Systematic Withdrawals?.................................. FFA-23
  From Which Investment Divisions Will Withdrawals Be Made For SWIP Pay-
   ments?............................................................... FFA-23
  Will You Pay An Early Withdrawal Charge (Sales Load) When You Receive
   A SWIP Payment?...................................................... FFA-23
  Can Minimum Distribution Payments Be Made On A Periodic Basis?........ FFA-23
DEDUCTIONS AND CHARGES.................................................. FFA-24
  Are There Annual Contract Charges?.................................... FFA-24
  What Are Charges For General Administrative Expenses And The Mortality
   And Expense Risk And How Much Are They?.............................. FFA-24
  Are There Deductions For Annuity Taxes And When Are They Paid?........ FFA-24
  What Is The Early Withdrawal Charge (Sales Load)?..................... FFA-24
  What Is The Early Withdrawal Charge For The Enhanced TSA, Enhanced
   403(a), Enhanced Non-Qualified, Enhanced PEDC and Enhanced IRA Pref-
   erence Plus Contracts?............................................... FFA-24
  What Is The Early Withdrawal Charge For Enhanced Non-Qualified Prefer-
   ence Plus Contracts For (S)457(f) Deferred Compensation Plans, (S)451
   Deferred Fee Arrangements, (S)451 Deferred Compensation Plans And
   (S)457 (e)(11) Severance And Death Benefit Plans And FFA Contracts?.. FFA-25
EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES................................ FFA-25
  Can You Make Withdrawals Or Transfers From The Enhanced TSA, Enhanced
   403(a), Enhanced Non-Qualified, Enhanced PEDC And Enhanced IRA Pref-
   erence Plus Contracts Without Early Withdrawal Charges?.............. FFA-25
DEATH BENEFIT........................................................... FFA-27
  What Is The Death Benefit?............................................ FFA-27
  When And To Whom Will The Death Benefit Be Paid?...................... FFA-27

                                     FFA-2

                                                                          PAGE
                                                                         ------
INCOME OPTIONS.......................................................... FFA-27
  Can MetLife Provide You With An Income Guaranteed For Life Or For A
   Wide Choice Of Other Periods?........................................ FFA-27
  What Types Of Income Options Are Available?........................... FFA-27
INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS........................... FFA-28
  What Are Income Annuities?............................................ FFA-28
  May The Income Annuity Be Affected By Your Retirement Plan?........... FFA-28
  What Are The Investment Choices?...................................... FFA-28
ADMINISTRATION.......................................................... FFA-28
  What Administrative Details Should You Know?.......................... FFA-28
  How Small Or Large Can Your Purchase Payment Be?...................... FFA-28
  How is the Purchase Payment Allocated?................................ FFA-29
DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS....................... FFA-29
  What Is An Annuity Unit Value?........................................ FFA-29
  How Is An Annuity Unit Value Calculated?.............................. FFA-29
  How Is A Variable Income Payment Determined And What Is The AIR?...... FFA-29
  When Are Variable Income Payments Determined And How Often Will They
   Change?.............................................................. FFA-29
TRANSFERS............................................................... FFA-29
  Can You Make Transfers?............................................... FFA-29
  When Will We Make Transfers?.......................................... FFA-29
  Can You Make Transfers By Telephone?.................................. FFA-30
DEDUCTIONS AND CHARGES.................................................. FFA-30
  What Is The Contract Fee?............................................. FFA-30
  What Are The Charges For General Administrative Expenses And The Mor-
   tality And Expense Risk And How Much Are They?....................... FFA-30
  Are There Deductions For Annuity Taxes?............................... FFA-30
  What Variable Income Types Are Available?............................. FFA-30
  Is There A Free Look?................................................. FFA-31
OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS................... FFA-32
  Can We Cancel Your Contract Or Income Annuity?........................ FFA-32
  Are There Special Provisions That Apply If You Are A Participant In A
   Plan Subject To ERISA?............................................... FFA-32
  When Are Your Requests Effective?..................................... FFA-32
  Will We Confirm Your Transactions?.................................... FFA-33
  Can We Change The Provisions Of Your Contract Or Income Annuity?...... FFA-33
  What Are Your Voting Rights Regarding Portfolio Shares?............... FFA-33
  Can Your Voting Instructions Be Disregarded?.......................... FFA-34
  Who Sells Your Contract Or Income Annuity And Do You Pay A Commission
   On The Purchase Of Your Contract Or Income Annuity?.................. FFA-34
  Does MetLife Advertise The Performance Of The Separate Account?....... FFA-34
  Are There Special Charges That Apply If Your Retirement Plan Termi-
   nates Its Contract Or Takes Other Action?............................ FFA-35
TAXES................................................................... FFA-37
  General............................................................... FFA-37
  How Do Federal Income Taxes Affect Your Deferred Contract?............ FFA-37
  How Do Federal Income Taxes Affect Your Income Annuity?............... FFA-43
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............ FFA-47
APPENDIX................................................................ FFA-48

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                     FFA-3

                             INDEX OF SPECIAL TERMS

   TERMS                                                                   PAGE
   -----                                                                  ------
Account Balance.......................................................... FFA-10
Accumulation Units....................................................... FFA-21
Annuity Units............................................................ FFA-29
Assumed Investment Rate.................................................. FFA-29
Contract Year............................................................ FFA-21
Contracts................................................................ FFA- 1
Designated Office........................................................ FFA-21
Early Withdrawal Charge.................................................. FFA-24
Enhanced Preference Plus Contracts....................................... FFA- 1
Enhanced Preference Plus Income Annuities................................ FFA- 1
Experience Factor........................................................ FFA-22
Financial Freedom Account Contracts...................................... FFA- 1
Financial Freedom Account Income Annuities............................... FFA- 1
Free Corridor............................................................ FFA-25
Income Annuities......................................................... FFA- 1
Separate Account......................................................... FFA-10
Systematic Termination................................................... FFA-25
Systematic Withdrawal Income Program..................................... FFA-23
Valuation Period......................................................... FFA-22

                                     FFA-4

TABLE OF EXPENSES--ENHANCED TSA, ENHANCED NON-QUALIFIED, ENHANCED IRA, ENHANCED
    PEDC AND ENHANCED 403(A) PREFERENCE PLUS CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account, Metropolitan Fund, Calvert Balanced Portfolio, Calvert Capital Accumulation Portfolio and Fidelity Funds expenses for the fiscal year ending December 31, 1996:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .20%(b)
 Mortality and Expense Risk Charge.................................   .75%(b)
 Total Separate Account Annual Expenses............................   .95%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                      MANAGEMENT  OTHER
                                                         FEES    EXPENSES TOTAL
                                                      ---------- -------- -----
 State Street Research Income Portfolio(c)(d)........    .33       .07     .40
 State Street Research Diversified Portfolio(c)(d)...    .46       .04     .50
 MetLife Stock Index Portfolio(c)....................    .25       .05     .30
 State Street Research Growth Portfolio(c)(d)........    .51       .04     .55
 Janus Mid Cap Portfolio(e)..........................    .75       .20     .95
 Loomis Sayles High Yield Bond Portfolio(e)..........    .70       .20     .90
 State Street Research Aggressive Growth
  Portfolio(c)(d)....................................    .71       .04     .75
 T. Rowe Price Small Cap Growth Portfolio(e).........    .55       .20     .75
 Scudder Global Equity Portfolio(e)(f)...............    .62       .20     .82
 GFM International Stock Portfolio(c)(d)(g)..........    .75       .22     .97

                                                   MANAGEMENT    OTHER    TOTAL
 CALVERT BALANCED PORTFOLIO ANNUAL EXPENSES(H)        FEES    EXPENSES(J) -----
                                                   ---------- -----------
 (as a percentage of average net assets)              .71         .13      .84

 CALVERT CAPITAL ACCUMULATION PORTFOLIO ANNUAL     MANAGEMENT    OTHER    TOTAL
  EXPENSES(I)                                         FEES    EXPENSES(J) -----
                                                   ---------- -----------
 (as a percentage of average net assets)              .90         .46     1.36

 FIDELITY FUNDS ANNUAL EXPENSES(K)
 (as a percentage of average net assets)

                                                   MANAGEMENT    OTHER
                                                      FEES     EXPENSES   TOTAL
                                                   ---------- ----------- -----
 Equity-Income Portfolio(l).......................    .51         .07      .58
 Growth Portfolio(l)..............................    .61         .08      .69
 Overseas Portfolio(l)............................    .76         .17      .93
 Investment Grade Bond Portfolio..................    .45         .13      .58
 Asset Manager Portfolio(l).......................    .64         .10      .74

                                     FFA-5

EXAMPLE

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
If you surrender your Contract at the end of
the applicable time period:
  You would pay the following expenses on
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   Income Division.............................  $69    $ 82    $ 97     $164
   Diversified Division........................   70      85     103      174
   Stock Index Division........................   68      79      92      152
   Growth Division.............................   71      87     105      180
   Janus Mid Cap Division......................   75      99     --       --
   Loomis Sayles High Yield Bond Division......   75      98     --       --
   Aggressive Growth Division..................   73      93     116      203
   T. Rowe Price Small Cap Growth Division.....   73      93     --       --
   Scudder Global Equity Division..............   74      95     --       --
   International Stock Division................   75     100     128      226
   Calvert Responsibly Invested Balanced Divi-
    sion.......................................   74      96     121      212
   Calvert Responsibly Invested Capital Accumu-
    lation Division............................   79     112     148      267
   Fidelity Equity-Income Division.............   71      88     107      183
   Fidelity Growth Division....................   72      91     113      196
   Fidelity Overseas Division..................   75      99     125      222
   Fidelity Investment Grade Bond Division.....   71      88     107      183
   Fidelity Asset Manager Division.............   73      93     115      201
If you annuitize at the end of the applicable
time period or do not surrender your
Contract(m):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   Income Division.............................  $14    $ 43    $ 75     $164
   Diversified Division........................   15      46      80      174
   Stock Index Division........................   13      40      69      152
   Growth Division.............................   15      48      82      180
   Janus Mid Cap Division......................   19      60     --       --
   Loomis Sayles High Yield Bond Division......   19      59     --       --
   Aggressive Growth Division..................   17      54      93      203
   T. Rowe Price Small Cap Growth Division.....   17      54     --       --
   Scudder Global Equity Division..............   18      56     --       --
   International Stock Division................   20      61     105      226
   Calvert Responsibly Invested Balanced Divi-
    sion.......................................   18      57      98      212
   Calvert Responsibly Invested Capital Accumu-
    lation Division............................   24      73     125      267
   Fidelity Equity-Income Division.............   16      49      84      183
   Fidelity Growth Division....................   17      52      90      196
   Fidelity Overseas Division..................   19      60     102      222
   Fidelity Investment Grade Bond Division.....   16      49      84      183
   Fidelity Asset Manager Division.............   17      54      92      201


                                     FFA-6

             TABLE OF EXPENSES--FFA CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account, Metropolitan Fund, Calvert Balanced Portfolio, Calvert Capital Accumulation Portfolio and Fidelity Funds expenses for the fiscal year ending December 31, 1996:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS CUR-
 RENTLY OFFERED
 Sales Load Imposed on Purchases....................................     None
 Deferred Sales Load................................................     None
 Exchange Fee.......................................................     None
 Surrender Fee......................................................     None
ANNUAL CONTRACT FEE.................................................     None
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average account value)
  General Administrative Expenses Charge............................     .20%(b)
  Mortality and Expense Risk Charge.................................     .75%(b)
  Total Separate Account Annual Expenses............................     .95%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)
                                               MANAGEMENT    OTHER
                                                  FEES     EXPENSES     TOTAL
                                               ---------- ----------- ----------

 State Street Research Income
  Portfolio(c)(d)............................     .33         .07        .40
 State Street Research Diversified
  Portfolio(c)(d)............................     .46         .04        .50
 MetLife Stock Index Portfolio(c)............     .25         .05        .30
 State Street Research Growth
  Portfolio(c)(d)............................     .51         .04        .55
 Janus Mid Cap Portfolio(e)..................     .75         .20        .95
 Loomis Sayles High Yield Bond Portfolio(e)..     .70         .20        .90
 State Street Research Aggressive Growth
  Portfolio(c)(d)............................     .71         .04        .75
 T. Rowe Price Small Cap Growth Portfolio(e).     .55         .20        .75
 Scudder Global Equity Portfolio(e)(f).......     .62         .20        .82
 GFM International Stock Portfolio(c)(d)(g)..     .75         .22        .97
                                               MANAGEMENT    OTHER
                                                  FEES    EXPENSES(J)   TOTAL
                                               ---------- ----------- ----------
CALVERT BALANCED PORTFOLIO ANNUAL EXPENSES(H)
 (as a percentage of average net assets)          .71         .13        .84
                                               MANAGEMENT    OTHER
                                                  FEES    EXPENSES(J)   TOTAL
                                               ---------- ----------- ----------
CALVERT CAPITAL ACCUMULATION PORTFOLIO ANNUAL
 EXPENSES(I)
 (as a percentage of average net assets)          .90         .46       1.36
FIDELITY FUNDS ANNUAL EXPENSES(K)
 (as a percentage of average net assets)
                                               MANAGEMENT    OTHER
                                                  FEES     EXPENSES     TOTAL
                                               ---------- ----------- ----------
  Money Market Portfolio.....................     .21         .09        .30
  Equity-Income Portfolio(l).................     .51         .07        .58
  Growth Portfolio(l)........................     .61         .08        .69
  Overseas Portfolio(l)......................     .76         .17        .93
  Investment Grade Bond Portfolio............     .45         .13        .58
  Asset Manager Portfolio(l).................     .64         .10        .74

                                     FFA-7

EXAMPLE

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
If you surrender your Contract at the end of
the applicable time period:
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   Income Division.............................  $14     $43     $75     $164
   Diversified Division........................   15      46      80      174
   Stock Index Division........................   13      40      69      152
   Growth Division.............................   15      48      82      180
   Janus Mid Cap Division......................   19      60     --       --
   Loomis Sayles High Yield Bond Division......   19      59     --       --
   Aggressive Growth Division..................   17      54      93      203
   T. Rowe Price Small Cap Growth Division.....   17      54     --       --
   Scudder Global Equity Division..............   18      56     --       --
   International Stock Division................   20      61     105      226
   Calvert Responsibly Invested Balanced Divi-
   sion........................................   18      57      98      212
   Calvert Responsibly Invested Capital Accumu-
   lation Division.............................   24      73     125      267
   Fidelity Money Market Division..............   13      40      69      152
   Fidelity Equity-Income Division.............   16      49      84      183
   Fidelity Growth Division....................   17      52      90      196
   Fidelity Overseas Division..................   19      60     102      222
   Fidelity Investment Grade Bond Division.....   16      49      84      183
   Fidelity Asset Manager Division.............   17      54      92      201
If you annuitize at the end of the applicable
time period or do not surrender your
Contract(m):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   Income Division.............................  $14     $43     $75     $164
   Diversified Division........................   15      46      80      174
   Stock Index Division........................   13      40      69      152
   Growth Division.............................   15      48      82      180
   Janus Mid Cap Division......................   19      60     --       --
   Loomis Sayles High Yield Bond Division......   19      59     --       --
   Aggressive Growth Division..................   17      54      93      203
   T. Rowe Price Small Cap Growth Division.....   17      54     --       --
   Scudder Global Equity Division..............   18      56     --       --
   International Stock Division................   20      61     105      226
   Calvert Responsibly Invested Balanced Divi-
   sion........................................   18      57      98      212
   Calvert Responsibly Invested Capital Accumu-
   lation Division.............................   24      73     125      267
   Fidelity Money Market Division..............   13      40      69      152
   Fidelity Equity-Income Division.............   16      49      84      183
   Fidelity Growth Division....................   17      52      90      196
   Fidelity Overseas Division..................   19      60     102      222
   Fidelity Investment Grade Bond Division.....   16      49      84      183
   Fidelity Asset Manager Division.............   17      54      92      201

-------
(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (See "Deductions and Charges," page FFA-24) does not apply to 10% or 20% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all. There is no deferred sales load imposed under the Enhanced Non-Qualified Preference Plus Contract for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and
    (S)457(e)(11) severance and death benefit plans.
(b) Although total Separate Account annual expenses will not exceed .95% of average account values during the year, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page FFA-24.)
(c) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(d) Reflects 1996 fees and expenses restated for proposed management fee revisions expected to take effect August 1, 1997.
(e) The Portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. MetLife has agreed to bear all expenses

                                     FFA-8

  (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until each Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. The marginal rate of the investment management fee for T. Rowe Price Small Cap, Janus Mid Cap and Scudder Global Equity Portfolios will decrease when the dollar amount in each respective Portfolio reaches certain threshold amounts.
(f) MetLife has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent MetLife's waiver of its investment management fee, we estimate that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.
(g) It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited ("GFM") will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.
(h) The management fees of the Calvert Balanced Portfolio are subject to a performance adjustment which could cause this fee to be as high as 0.85% or as low as 0.55%, depending on the Portfolio's performance.
(i) Management and advisory expenses for the Calvert Capital Accumulation Portfolio include an administrative service fee of .10% paid to an affiliate of Calvert. The management fees of the Calvert Capital Accumulation Portfolio are subject to a performance adjustment which could cause this fee to be as high as 0.95% or as low as 0.85%, depending on the Portfolio's performance.
(j) The figures are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% for each Portfolio expected to be incurred in 1997. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.81% for Calvert Balanced Portfolio and 1.03% for Calvert Accumulation Portfolio.
(k) Each Fidelity Funds Portfolio has adopted a Distribution and Service Plan under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by the Fidelity Funds Portfolios under these plans. Rather, the plans recognize that Fidelity Management & Research Company ("FMR") may use its management fee or other resources to pay expenses associated with activities primarily intended to result in the sale of the Fidelity Funds Portfolios' shares. These plans also provide that FMR may make payments from these sources to third parties. It is anticipated that FMR or Fidelity Distributors Corp. will make payments to MetLife for providing distribution and certain shareholder services for the Fidelity Funds. Additionally, it is anticipated that Fidelity Investments Institutional Operations Company, Inc. will make payments to MetLife for providing administrative services to the Fidelity Funds. You are not responsible for these fees. FMR and its affiliates are responsible for paying such fees to MetLife.
(l) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. If these reductions had been included, the total operating expenses presented in the table would have been 0.56% for the Fidelity Equity-Income Portfolio, 0.67% for the Fidelity Growth Portfolio, 0.92% for the Fidelity Overseas Portfolio and 0.73% for the Fidelity Asset Manager Portfolio.
(m) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge (see "Exemptions from Early Withdrawal Charges," page FFA-25).

  The purpose of the above tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The tables reflect expenses of the Separate Account, the Metropolitan Fund, the Calvert Balanced Portfolio, Calvert Capital Accumulation Portfolio and the Fidelity Funds. They assume that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the tables.

                                     FFA-9

 ...............................................................
SUMMARY
 ...............................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife," "we," "us" or "our"). The term "Contracts" and "Income Annuities" also includes certificates issued under certain group arrangements. Income Annuities are described separately beginning on page FFA-28. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in a Contract or Income Annuity. Under the Contracts and Income Annuities issued for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans, the trustee or the employer retains all rights to control the money under the Contract or Income Annuity. Under the Contracts and Income Annuities issued for Public Employee Deferred Compensation plans, the employer retains all rights to control the money under the Contract or Income Annuity. Under several Contracts and Income Annuities issued for (S)403(b) tax sheltered annuities, the employer retains all rights to control the money under the Contract and Income Annuity. For these Contracts and Income Annuities, where we refer to giving instructions or making payments to us, "you" means such trustee or employer.

INVESTMENT CHOICES (PAGES FFA-17-21)

  Each of the Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," page FFA-21, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGES FFA-18-19. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS AND THE CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO, CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO AND FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS PROSPECTUSES, WHICH ARE DELIVERED SEPARATELY.

TAXES (PAGES FFA-37-46)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax "market."

PURCHASE PAYMENTS; TRANSFERS (PAGES FFA-21; FFA 22-24)

  The Contracts allow you to make new purchase payments, to transfer money between investment options and between the Separate Account and the Fixed Interest Account and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," page FFA-22.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Contract. (See "Withdrawals and Transfers," page FFA-22, and "Deductions and Charges," page FFA-24.)

DEDUCTIONS AND CHARGES (PAGES FFA-24-25)

Your Contract is subject to various charges.

  Annual Contract Fees: There is no annual Contract fee. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: .95% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received. (THERE IS NO EARLY WITHDRAWAL CHARGE FOR FINANCIAL FREEDOM ACCOUNT AND ENHANCED NON-QUALIFIED PREFERENCE PLUS CONTRACTS FOR (S)457(F) DEFERRED COMPENSATION PLANS, (S)451 DEFERRED FEE ARRANGEMENTS, (S)451 DEFERRED COMPENSATION PLANS AND (S)457(E)(11) SEVERANCE AND DEATH BENEFIT PLANS.)

  Metropolitan Series Fund, Inc.:  Management fees and other expenses.

  Calvert Responsibly Invested Balanced Portfolio: Management fees and other expenses.

  Calvert Responsibly Invested Capital Accumulation Portfolio: Management fees and other expenses.

  Fidelity Variable Insurance Products Funds: Management fees and other expenses.
                                    FFA-10

 ...............................................................

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES FFA-25-27)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

  (a) Withdrawals or transfers without a charge for All Markets:

    Item 1--Transfers among investment divisions or to the Fixed Interest
    Account.

    Item 2--Withdrawals that represent purchase payments made over seven years ago.

    Item 3--Free Corridor

    Item 4--Free Look

    Item 5--Certain Income Annuities

    Item 6--Death Benefit

    Item 7--Mandated Withdrawals under Federal law

    Item 9--Disability

  (b) Withdrawals or Transfers without a charge for the Non-Qualified market-- (in addition to (a) above):

    Item 10--Retirement

    Item 11--Separation from Service

  (c) Withdrawals or transfers without a charge for the 403(b) and 403(a) markets--(in addition to (a) above):

    Item 8--Systematic Termination

    Item 10--Retirement

    Item 11--Separation from Service

    Item 12--Plan Termination

    Item 13--Hardship

    Item 14--Pre-Approved Investment Vehicles

    Item 15--Pre-Approved Plan Provison

  (d) Withdrawals or Transfers without a charge for the Public Employee Deferred Compensation Market--(in addition to (a) above):

    Item 8--Systematic Termination

    Item 10--Retirement

    Item 11--Separation from Service

    Item 12--Plan Termination

    Item 13--Hardship

    Item 14--Pre-Approved Investment Vehicles

DEATH BENEFIT (PAGES FFA-27)

  Each Contract (other than the Enhanced Non-Qualified Preference Plus Contract for (S)457(f), deferred compensation plans, (S)451 deferred fee arrangements,
(S)451 deferred compensation plans, and (S)457(e)(11) severance and death benefit plans) offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGE FFA-28)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Income Annuity if you did not have a Contract during the accumulation period. Your Income Annuity is subject to various charges. (See "Income Annuities--Deductions and Charges," page FFA-30.)

                                     FFA-11

       ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION BY CONTRACT

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.


                                                                  NUMBER OF
     ENHANCED TSA, ENHANCED           ACCUMULATION               ACCUMULATION
   NON-QUALIFIED AND ENHANCED          UNIT VALUE  ACCUMULATION     UNITS
             403(A)                   BEGINNING OF  UNIT VALUE   END OF YEAR
  PREFERENCE PLUS CONTRACTS(A)   YEAR     YEAR     END OF YEAR  (IN THOUSANDS)
  ----------------------------   ---- ------------ ------------ --------------
  Income Division                1996    $29.36       $30.13          272
                                 1995     24.79        29.36          213
                                 1994     25.83        24.79          155
                                 1993     23.43        25.83          111
                                 1992     22.12        23.43           51
                                 1991     19.02        22.12            3
                                 1990     17.91(b)     19.02            0
  Diversified Division           1996     24.78        28.11          365
                                 1995     19.69        24.78          333
                                 1994     20.51        19.69          241
                                 1993     18.36        20.51          125
                                 1992     16.93        18.36           28
                                 1991     13.68        16.93            3
                                 1990     14.34(b)     13.68            0
  Stock Index Division           1996     20.44        24.83        1,648
                                 1995     15.07        20.44        1,062
                                 1994     15.04        15.07          631
                                 1993     13.86        15.04          507
                                 1992     13.02        13.86          260
                                 1991     10.13        13.02            0
                                 1990     10.85(b)     10.13            0
  Growth Division                1996     38.99        47.19          436
                                 1995     29.57        38.99          324
                                 1994     30.85        29.57          197
                                 1993     27.22        30.85          123
                                 1992     24.63        27.22           47
                                 1991     18.67        24.63            7
                                 1990     21.66(b)     18.67            0
  Aggressive Growth Division     1996     33.72        35.98        1,396
                                 1995     26.29        33.72          997
                                 1994     27.05        26.29          625
                                 1993     22.26        27.05          358
                                 1992     20.37        22.26          134
                                 1991     12.35        20.37            7
                                 1990     14.85(b)     12.35            0
  International Stock Division   1996     14.38        13.99          868
                                 1995     14.40        14.38          814
                                 1994     13.84        14.40          558
                                 1993      9.45        13.84          191
                                 1992     10.63         9.45           50
                                 1991     10.00(c)     10.63            4
  Calvert Responsibly Invested
  Balanced
  Division                       1996     15.31        17.08          179
                                 1995     11.91        15.31          129
                                 1994     12.43        11.91           90
                                 1993     11.62        12.43           66
                                 1992     10.90        11.62           27
                                 1991     10.00(d)     10.90            2
  Calvert Responsibly Invested
  Capital Accumulation Division  1996     15.80        16.81           57
                                 1995     11.43        15.80           18
                                 1994     12.81        11.43            2
                                 1993     12.03        12.81            1
                                 1992     10.78(e)     12.03            0

                                    FFA-12

                     ENHANCED TSA, ENHANCED NON-QUALIFIED
                 AND ENHANCED 403(a) PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES


                        1990    1991    1992    1993    1994    1995    1996
                        ----    ----    ----    ----    ----    ----    ----
Income                  19.02   22.12   23.43   25.83   24.79   29.36   30.13
Diversified             13.68   16.93   18.36   20.51   19.69   24.78   28.11
Stock Index             10.13   13.02   13.86   15.04   15.07   20.44   24.83
Growth                  18.67   24.63   27.22   30.85   29.57   38.99   47.19
Aggressive Growth       12.35   20.37   22.26   27.05   26.29   33.72   35.98
International Stock       --    10.63   9.45    13.84   14.40   14.38   13.99
Calvert Responsibly
 Invested Balanced        --    10.90   11.62   12.43   11.91   15.31   17.08
Calvert Responsibly
 Invested Capital
 Accumulation             --      --    12.03   12.81   11.43   15.80   16.81



                                                                   NUMBER OF
      ENHANCED TSA, ENHANCED           ACCUMULATION               ACCUMULATION
    NON-QUALIFIED AND ENHANCED          UNIT VALUE  ACCUMULATION     UNITS
              403(a)                   BEGINNING OF  UNIT VALUE   END OF YEAR
   PREFERENCE PLUS CONTRACTS(a)   YEAR     YEAR     END OF YEAR  (IN THOUSANDS)
   ----------------------------   ---- ------------ ------------ --------------
  Fidelity Money Market
   Division(f)                    1996    11.46        11.85             0
                                  1995    11.02        11.46             0
                                  1994    10.72        11.02            12
                                  1993    10.50        10.72             0
                                  1992    10.33        10.50             0
  Fidelity Equity-Income Divi-
   sion                           1996    21.19        23.99         1,775
                                  1995    15.84        21.19         1,200
                                  1994    15.02        15.84           513
                                  1993    12.83        15.02           195
                                  1992    11.75(e)     12.83            27
  Fidelity Growth Division        1996    21.08        23.95         1,757
                                  1995    15.72        21.08         1,218
                                  1994    15.87        15.72           641
                                  1993    13.43        15.87           290
                                  1992    12.05(e)     13.43            93
  Fidelity Overseas Division      1996    14.34        16.08           397
                                  1995    13.20        14.34           197
                                  1994    13.10        13.20            93
                                  1993     9.63        13.10            27
                                  1992    11.22(e)      9.63             4
  Fidelity Investment Grade Bond
   Division                       1996    14.15        14.46           165
                                  1995    12.17        14.15            89
                                  1994    12.77        12.17            24
                                  1993    11.62        12.77             7
                                  1992    10.99(e)     11.62             1
  Fidelity Asset Manager Divi-
   sion                           1996    15.44        17.52         1,118
                                  1995    13.32        15.44         1,066
                                  1994    14.32        13.32           728
                                  1993    11.94        14.32           292
                                  1992    11.23(e)     11.94            81

                                     FFA-13

                     ENHANCED TSA, ENHANCED NON-QUALIFIED
                 AND ENHANCED 403(a) PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES


                                1992    1993    1994    1995    1996
                                ----    ----    ----    ----    ----
Fidelity Equity Income          12.83   15.02   15.84   21.19   23.99
Fidelity Growth                 13.43   15.87   15.72   21.08   23.95
Fidelity Overseas                9.63   13.10   13.20   14.34   16.08
Fidelity Investment
 Grade Bond                     11.62   12.77   12.17   14.15   14.46
Fidelity Asset Manager          11.94   14.32   13.32   15.44   17.52





                                                                   NUMBER OF
                                       ACCUMULATION               ACCUMULATION
                                        UNIT VALUE  ACCUMULATION     UNITS
    FINANCIAL FREEDOM ACCOUNT          BEGINNING OF  UNIT VALUE   END OF YEAR
            CONTRACTS             YEAR     YEAR     END OF YEAR  (IN THOUSANDS)
    -------------------------     ---- ------------ ------------ --------------
  Income Division                 1996    29.36(g)     30.13             0
  Diversified Division            1996    24.78(g)     28.11             0
  Stock Index Division            1996    17.43        21.18           514
                                  1995    12.86        17.43           310
                                  1994    12.83        12.86           226
                                  1993    11.82        12.83           150
                                  1992    11.11        11.82         1,999
                                  1991    10.00(c)     11.11         2,181
  Growth Division                 1996    38.99(g)     47.19             3
  Aggressive Growth Division      1996    33.72(g)     35.98             3
  International Stock Division    1996    14.38(g)     13.99             0
  Calvert Responsibly Invested
   Balanced Division              1996    15.34        17.11           120
                                  1995    11.93        15.34            82
                                  1994    12.45        11.93            56
                                  1993    11.63        12.45            35
                                  1992    10.91        11.63            22
                                  1991    10.00(c)     10.91             0
  Calvert Responsibly Invested
   Capital Accumulation Division  1996    15.80        16.81           108
                                  1995    11.43        15.80            62
                                  1994    12.81        11.43            44
                                  1993    12.03        12.81            29
                                  1992    10.67        12.03            16
                                  1991    10.00(c)     10.67             0
  Fidelity Money Market Division  1996    11.46        11.85           101
                                  1995    11.02        11.46            41
                                  1994    10.72        11.02            26
                                  1993    10.50        10.72            19
                                  1992    10.22        10.50            12
                                  1991    10.00(c)     10.22         1,146
  Fidelity Equity-Income Divi-
   sion                           1996    21.19        23.99           659
                                  1995    15.84        21.19           445
                                  1994    15.02        15.84           270
                                  1993    12.83        15.02           165
                                  1992    11.07        12.83            66
                                  1991    10.00(c)     11.07             4
  Fidelity Growth Division        1996    21.08        23.95         1,058
                                  1995    15.72        21.08           762
                                  1994    15.87        15.72           508
                                  1993    13.43        15.87           317
                                  1992    12.40        13.43           136
                                  1991    10.00(c)     12.40            30
  Fidelity Overseas Division      1996    14.34        16.08           365
                                  1995    13.20        14.34           259
                                  1994    13.10        13.20           197
                                  1993     9.63        13.10            98
                                  1992    10.89         9.63            24
                                  1991    10.00(c)     10.89             4

                                     FFA-14

                                                              NUMBER OF
                                  ACCUMULATION               ACCUMULATION
                                   UNIT VALUE  ACCUMULATION     UNITS
       FINANCIAL FREEDOM          BEGINNING OF  UNIT VALUE   END OF YEAR
       ACCOUNT CONTRACTS     YEAR     YEAR     END OF YEAR  (IN THOUSANDS)
     ----------------------  ---- ------------ ------------ --------------
     Fidelity Investment     1996    14.15        14.46          133
     Grade Bond Division     1995    12.17        14.15          115
                             1994    12.77        12.17           72
                             1993    11.62        12.77           46
                             1992    11.00        11.62           25
                             1991    10.00(c)     11.00            2
     Fidelity Asset Manager  1996    15.44        17.52          742
     Division                1995    13.32        15.44          600
                             1994    14.32        13.32          511
                             1993    11.94        14.32          309
                             1992    10.78        11.94          111
                             1991    10.00(c)     10.78           12

      In addition to the above mentioned Accumulation Units, there are cash reserves of $5,422,688 on December 31, 1996 applicable to
    Income Annuities (including those not described in this Prospectus) receiving annuity payouts.
-------
(a) Not all investment divisions are offered under the various Enhanced Preference Plus Contracts. See "Your Investment Choices," page FFA-17.
(b) Inception Date July 2, 1990.
(c) Inception Date July 1, 1991. Sales commenced for Enhanced Non-Qualified Preference Plus Contracts for (S)457 (f) deferred compensation plans,
    (S)451 deferred fee arrangements, (S)451 deferred compensation plans, and
    (S)451(e)(11) severance and death benefit plans in 1991.
(d) Inception Date May 1, 1991.
(e) Inception Date May 1, 1992.
(f) No longer offered under the Enhanced Preference Plus Contracts.
(g) Inception Date May 1, 1996.




                      FINANCIAL FREEDOM ACCOUNT CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES

                                1991    1992    1993    1994    1995    1996
                                ----    ----    ----    ----    ----    ----
Income                            --      --      --      --      --    30.13
Diversified                       --      --      --      --      --    28.11
Stock Index                     11.11   11.82   12.83   12.86   17.43   21.18
Growth                            --      --      --      --      --    47.19
Aggressive Growth                 --      --      --      --      --    35.98
International Stock               --      --      --      --      --    13.99
Calvert Responsibly
 Invested Balanced              10.91   11.63   12.45   11.93   15.34   17.11
Calvert Responsibly Invested
 Capital Accumulation           10.67   12.03   12.81   11.43   15.80   16.81
Fidelity Money Market           10.22   10.50   10.72   11.02   11.46   11.85
Fidelity Equity-Income          11.07   12.83   15.02   15.84   21.19   23.99
Fidelity Growth                 12.40   13.43   15.87   15.72   21.08   23.95
Fidelity Overseas               10.89   9.63    13.10   13.20   14.34   16.08
Fidelity Investment
  Grade Bond                    11.00   11.62   12.77   12.17   14.15   14.46
Fidelity Asset Manager          10.78   11.94   14.32   13.32   15.44   17.52


FINANCIAL STATEMENTS

  The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.

                                    FFA-15

 ...............................................................
OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1996, we had approximately $298 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Contracts and Income Annuities is not limited by the amount of assets in the Separate Account.

                                     FFA-16

         SECTION I: THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS

 ..............................................................
WHAT ARE THE CONTRACTS?

  The Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Contracts to meet your needs. These Contracts include Tax Sheltered Annuities (TSAs) under (S)403(b) of the Internal Revenue Code ("Code"), Qualified Annuity Plans (403(a)) under (S)403(a), Tax Deferred Annuities (Non-Qualified) under (S)72, Individual Retirement Annuities (IRAs) under (S)408(b), Public Employee Deferred Compensation (PEDC) under (S)457 and Tax Deferred Annuities (Non-Qualified) under (S)72 for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans. These are group Contracts offered to an employer, association, trust or other group for its employees, members, participants or independent contractors or employees of the grantor of the trust. These Contracts may be issued to a bank that does nothing but hold them as contractholder. Enhanced Non-Qualified Contracts for (S)457(e)(11) severance and death benefit plans are no longer currently offered for purchase.

  This Prospectus covers two categories of Contracts: certain Enhanced Preference Plus Contracts and FFA Contracts (the latter being available only to a limited number of TSA plans, (S)403(a) plans, (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and
(S)457(e)(11) severance and death benefit plans). Make sure you read the descriptions that apply to your Contract. The Contracts have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses. Differences between the Contracts include what investment choices are available, what rights you have to withdraw or transfer money, and a number of other features.

  The following sections of this Prospectus will describe in more detail the investment options, minimum and maximum purchase payments, how the value of your Contract is determined, withdrawal and transfer rights, death benefits, charges and expenses, income options and many other important features. It will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ................................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?

  The investment choices are provided through our Separate Account. Divisions available for new investments for the Enhanced Preference Plus Contracts are the Income, Diversified, Growth, Aggressive Growth, Stock Index, International Stock, Calvert Responsibly Invested Balanced and Calvert Responsibly Invested Capital Accumulation Divisions. If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, and Scudder Global Equity Divisions are also available under Enhanced Preference Plus Contracts. In some cases, the Fidelity Equity-Income, Growth, Overseas, Investment Grade Bond and Asset Manager Divisions are also available for the Enhanced Preference Plus Contracts. Divisions available for the FFA Contracts are the Stock Index Division and both Calvert Divisions and the five Fidelity Divisions. If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, and Scudder Global Equity Divisions are also available under FFA Contracts. In some cases, the Income, Diversified, Growth, Aggressive Growth and International Stock Divisions and the Fidelity Money Market Division are also available for

                                     FFA-17

 ...............................................................
the FFA Contracts. Your employer, association or group may have limited the number of available divisions. Your Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund, the Acacia Capital Corporation, and the Fidelity Funds as shown on page 1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Contracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of annuities and life insurance policies and are never sold directly to the public. These mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management investment companies" under the 1940 Act. Except for the Janus Mid Cap, Calvert Balanced and Calvert Capital Accumulation Portfolios, each fund is "diversified" under the 1940 Act. Each division invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

State Street Research Diversified Portfolio: To achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research & Management Company (a subsidiary of ours).

MetLife Stock Index Portfolio: To equal the performance of the Standard & Poor's 500 composite stock price index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

State Street Research Growth Portfolio: To achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

Janus Mid Cap Portfolio: To provide long-term growth of capital. It pursues this objective by investing primarily in a non-diversified portfolio of securities issued by medium sized companies.

Loomis Sayles High Yield Bond Portfolio: To achieve high total investment return through a combination of current income and capital appreciation. The Portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

State Street Research Aggressive Growth Portfolio: To achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

T. Rowe Price Small Cap Growth Portfolio: To achieve long-term capital growth by investing in small capitalization companies.

Scudder Global Equity Portfolio: To achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

GFM International Stock Portfolio: To achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

Calvert Responsibly Invested Balanced Portfolio: To achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Balanced Portfolio.

Calvert Responsibly Invested Capital Accumulation Portfolio: To achieve long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities of small-to-mid-sized companies.

Fidelity's VIP Money Market Portfolio: To achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

Fidelity's VIP Equity-Income Portfolio: To achieve reasonable income by investing primarily in income-producing equity securities.

Fidelity's VIP Growth Portfolio: To achieve capital appreciation.

Fidelity's VIP Overseas Portfolio: To achieve long-term growth of capital primarily through investments in foreign securities.

Fidelity's VIPII Investment Grade Bond Portfolio: To achieve as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                                    FFA-18

 ...............................................................

Fidelity's VIPII Asset Manager Portfolio: To achieve high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. As the investment manager of the State Street Research Growth, State Street Research Income, State Street Research Diversified and MetLife Stock Index Portfolios of the Metropolitan Fund, we receive monthly compensation as an investment management fee equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For the State Street Research Aggressive Growth and GFM International Stock Portfolios, we are paid a monthly investment management fee equivalent to an annual rate of
 .75% of the average daily value of the aggregate net assets for each Portfolio. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios.

  We pay GFM International Investors Limited, one of our subsidiaries, to provide us with sub-investment management services for the GFM International Stock Portfolio. It is expected that State Street Research & Management Company will become the sub-investment manager with respect to the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event this change takes place, the name of the Portfolio will be changed to the State Street Research International Stock Portfolio as of August 1, 1997.

  The above fees do not reflect proposed investment management fee revisions expected to take effect August 1, 1997, for the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth Portfolios and the GFM International Stock Portfolio. The Table of Expenses in this Prospectus indicates the 1996 fees and expenses restated for these proposed fee revisions.

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth Portfolio.

  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. We have agreed to waive a portion of our investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  Similarly, the Calvert Balanced Portfolio pays Calvert, the Calvert Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Balanced Portfolio, .65% of the next $500 million and .60% of the remainder. In addition, Calvert Balanced Portfolio pays Calvert a performance fee adjustment based on the extent to which performance of the Calvert

                                    FFA-19

 ...............................................................
Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index as follows:

PERFORMANCE                                                          PERFORMANCE
VERSUS THE                                                               FEE
LIPPER BALANCED FUNDS INDEX                                          ADJUSTMENT
---------------------------                                          -----------
at least 6%, but less than 12%......................................    .05%
at least 12%, but less than 18%.....................................    .10%
more than 18%.......................................................    .15%

  Payment by the Calvert Balanced Portfolio of the performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the Lipper Balanced Funds Index; and (2) payment of the performance adjustment not causing the Balanced Portfolio's performance to fall below the Lipper Balanced Funds Index.

  Calvert pays sub-investment advisory fees to NCM Capital Management Group, Inc. consisting of a base fee and a performance fee adjustment based on the extent to which performance of the Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index. These fees are solely the responsibility of Calvert, not the Calvert Balanced Portfolio.

  Calvert Capital Accumulation Portfolio pays Calvert, Calvert Capital Accumulation's investment advisor, a monthly investment advisory fee equivalent to an annual rate of .80% of the Portfolio's average daily net assets. In addition, Calvert Capital Accumulation Portfolio will pay Calvert a performance fee adjustment based on the extent to which performance of Calvert Capital Accumulation Portfolio exceeds or trails the Standard & Poor's 400 Mid-Cap Index (S&P 400 Mid-Cap Index) as follows:

                                                                     PERFORMANCE
PERFORMANCE VERSUS THE                                                   FEE
S&P 400 MID-CAP INDEX                                                ADJUSTMENT
----------------------                                               -----------
less than 10%.......................................................    0.00%
at least 10%, but less than 25%.....................................    0.01%
at least 25%, but less than 40%.....................................    0.03%
40% or more.........................................................    0.05%

  Calvert pays sub-investment advisory fees to Brown Capital Management, Inc. and other active sub-advisors consisting of a base fee and a performance fee adjustment based on the extent to which performance of the Calvert Capital Accumulation Portfolio exceeds or trails each sub-advisor's respective performance index. These fees are solely the responsibility of Calvert, not the Calvert Capital Accumulation Portfolio.

  Fidelity's Equity-Income, Growth, Overseas and Asset Manager Portfolios pay FMR an investment management fee which is the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR (this rate cannot rise above .52%, and it drops as total assets under management increase) and an individual fee of .20% for Fidelity's Equity-Income Portfolio, .30% for Fidelity's Growth Portfolio, .45% for Fidelity's Overseas Portfolio and .40% for Fidelity's Asset Manager Portfolio of the average net assets throughout the month. FMR pays sub-investment management fees to Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. for Fidelity's Overseas and Asset Manager Portfolios and to Fidelity International Investment Advisors for Fidelity's Overseas Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity Funds. Fidelity's Money Market Portfolio and Investment Grade Bond Portfolio pay FMR an investment management fee which is also the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR and an individual rate. The group fee cannot rise above .37% and it drops as total assets under management increase, and the individual rate is .03% and .30%, of Fidelity's Money Market and Investment Grade Bond Portfolios' average net assets throughout the month, respectively. In addition to the sum of the group and individual fee rates, Fidelity's Money Market Portfolio's fee may be affected by an income component. If the portfolio's gross yield is 5% or less, the sum of the group and individual fee rate is the management fee. The income-based component is added to the basic fee only when the portfolio's yield is greater than 5%. The income-based fee is 6% of that portion of the portfolio's yield that represents a gross yield of more than 5% per year. The maximum income-based component is .24%. FMR pays a sub-investment management fee to FMR Texas Inc. for Fidelity's Money Market Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity Funds.

  The Metropolitan Fund, the Calvert Balanced Portfolio, Calvert Capital Accumulation Portfolio and the Fidelity Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Calvert Balanced Portfolio, Calvert Capital Accumulation Portfolio and Fidelity Funds' prospectuses are given out separately to those investors to whom these investment choices are offered. The Statements of Additional Information are available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement. See "Purchase and Redemptions of Shares," in the

                                    FFA-20

 ...............................................................
prospectuses for the Calvert Balanced Portfolio and Calvert Capital Accumulation Portfolio and "The Fund and the Fidelity Organization" in the prospectus for the Fidelity Funds for a discussion of the different separate accounts of the various insurance companies that invest in these funds and the risks related to those arrangements.

PURCHASE PAYMENTS
 ...............................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses of these Offices. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Your employer or the group in which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There are no minimum purchase payments except for the Enhanced Non-Qualified Preference Plus Contract for (S)457(f), deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and
(S)457(e)(11) severance and death benefit plans. Under this Contract, we may require each purchase payment to be at least $2,000, and total purchase payments must be at least $15,000 for the first contract year. (Depending on underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period.) During subsequent Contract Years, we may require that purchase payments made under this Contract must be at least $5,000.

  We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day, as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws. We may limit your ability to make purchase payments after you have made a withdrawal based on termination of employment. No additional purchase payments may be made after commencement of a systematic termination (from both the Fixed Interest and Separate Accounts), described below, until we receive written notice that you request cancellation of the systematic termination.

  In order to comply with regulatory requirements in the Oregon, we may limit the ability of an Oregon resident to make purchase payments (1) after the Contract has been held for more than three years, if the Contract was issued after age 60 or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ...............................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the

                                    FFA-21

 ...............................................................
transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate the value of accumulation units once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an accumulation unit and the next accumulation unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The value of accumulation units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses is positive, accumulation unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses is negative, they will go down.

  We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000025905 (the daily equivalent of an effective annual rate of .95%) for the Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the period since the last calculation by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05 = $.60; $.60 +
$12.00 = $12.60). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was
 .95, the new accumulation unit value is $11.40 ($12.00 x .95).

WITHDRAWALS AND TRANSFERS
 ................................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Separate Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Interest Account. We may require that you maintain a minimum account balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WE MAKE WITHDRAWALS OR TRANSFERS?

  Generally, we will make withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

WHAT RESTRICTIONS APPLY TO TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS?

  If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment, as well as a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas

                                     FFA-22

 ...............................................................
institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with applicable law.

WHAT RESTRICTIONS APPLY TO TSA CONTRACTS?

  As required by the Code, withdrawals from the contracts before age 59 1/2 are generally prohibited. See "Taxes--TSA Contracts" at page FFA-38.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make a transfer request by telephone unless prohibited by state law. If we agree and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. Whether you or your sales representative make requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make transfers from both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and you (or the sales representative) will be asked to produce your personalized data prior to our initiating any transfer requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transfer. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for certain Enhanced TSA and IRA Preference Plus Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Income Program ("SWIP"). SWIP payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You must have separated from service to elect SWIP if you are under age 59 1/2 under an Enhanced TSA Preference Plus Contract. Also, you may not receive SWIP payments if you have an outstanding loan. You may choose to receive SWIP payments for either a specific dollar amount or a percentage of your Account Balance. For an Enhanced TSA Contract, in the year in which you initiate SWIP payments, the amount or percentage you elect to receive is divided by the number of months remaining in your Contract Year. Thereafter, the SWIP payment will be based on a complete Contract Year. Each SWIP payment must be at least $50. You should allow approximately 10 days for processing your request. If we do not receive the request at least 10 days in advance of the SWIP payment start date, we will process your first SWIP payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. If you have an Enhanced IRA Contract, the date of the first SWIP payment is your SWIP anniversary date. Requests to commence SWIP payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year. The change will be effective for the first SWIP payment for the following Contract Year for Enhanced TSA Contracts or your SWIP anniversary date for Enhanced IRA Contracts. Requests for such changes must be made at least 30 days prior to your Contract Year anniversary date for Enhanced TSA Contracts or the SWIP anniversary date for Enhanced IRA Contracts. You may cancel your SWIP request at any time by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SWIP PAYMENTS?

  Each SWIP payment will be taken on a pro rata basis from the Fixed Interest Account and investment division of the Separate Account in which you then have an Account Balance. If your Account Balance is insufficient to make a requested SWIP payment, the remaining Account Balance will be paid to you.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SWIP PAYMENT?

  For purposes of the early withdrawal charge, SWIP is characterized as a single withdrawal made in a series of payments over a twelve month period. If SWIP payments are within the applicable Free Corridor percentage, no SWIP payment will be subject to an early withdrawal charge. SWIP payments in excess of the applicable free corridor percentage will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Exemptions from Early Withdrawal Charges."

  SWIP payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under SWIP will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may apply. See "Taxes," pages FFA 37-46.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a

                                    FFA-23

 ...............................................................
periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ...............................................................................

ARE THERE ANNUAL CONTRACT CHARGES?

  There are no Separate Account annual Contract charges. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay for allocated Contracts will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on FFA-22.)

  As a result of reduced administrative expenses associated with the Enhanced Preference Plus and FFA Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1996, these charges were $62,951,547 for all contracts in Separate Account E.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page FFA-48.

WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The early withdrawal charge reimburses us for our costs in selling the Contracts. We may use any of our profits derived from the mortality and expense risk charge to pay for any of our costs in selling the Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

WHAT IS THE EARLY WITHDRAWAL CHARGE FOR THE ENHANCED TSA, ENHANCED 403(A), ENHANCED NON-QUALIFIED, ENHANCED PEDC AND ENHANCED IRA PREFERENCE PLUS CONTRACTS?

  To determine the early withdrawal charge for the Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified, Enhanced PEDC and Enhanced IRA Preference Plus Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We

                                    FFA-24

 ...............................................................
will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For the Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified, Enhanced IRA Preference Plus and Enhanced PEDC Contracts, withdrawal charges are imposed on amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the following table:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. When no allocations or transfers are made to the Separate Account except in connection with the Equity Generator SM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

  As a result of the reduced sales costs associated with certain Enhanced Preference Plus Contracts, no early withdrawal charges are deducted for withdrawals under those Contracts.

WHAT IS THE EARLY WITHDRAWAL CHARGE FOR THE ENHANCED NON-QUALIFIED PREFERENCE PLUS CONTRACTS FOR (S)457(F) DEFERRED COMPENSATION PLANS, (S)451 DEFERRED FEE ARRANGEMENTS, (S)451 DEFERRED COMPENSATION PLANS AND (S)457 (E)(11) SEVERANCE AND DEATH BENEFIT PLANS AND FFA CONTRACTS?

  No Separate Account early withdrawal charge will apply to these Enhanced Non-Qualified Preference Plus and FFA Contracts.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ................................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS FROM THE ENHANCED TSA, ENHANCED 403(A), ENHANCED NON-QUALIFIED, ENHANCED PEDC AND ENHANCED IRA PREFERENCE PLUS CONTRACTS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. The amount withdrawn may be subject to Federal income tax and tax penalties may still apply, see "Taxes," pages FFA 37-46. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

  1. Transfers made among the investment divisions of the Separate Account or to the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal described below. Depending on your Contract, the Free Corridor percentage may either be taken in an unlimited number of partial withdrawals (for each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies) or as part of the first withdrawal from your Account Balance during the Contract Year. In either case the Free Corridor is the greater of the percentage described below or amounts which are not subject to an early withdrawal charge.

  (a) For certain Enhanced TSA Preference Plus Contracts: you can withdraw up to 10% of your Account Balance during each Contract Year.


  (b) For all other Contracts: you can withdraw up to 20% of your Account Balance during each Contract Year.

  4. Free Look: You may cancel your Contract within 10 days after you receive it by telling us in writing. We will then refund all of your purchase payments (however, for Enhanced TSA Preference Plus Contracts issued in New York, Illinois, Minnesota and Pennsylvania, we will instead pay you your Account Balance). If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Contract from which the withdrawal is made.

  8. Systematic Termination: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, a total withdrawal ("Systematic Termination") that is paid in annual installments of
(1) 20% of your Account Balance

                                     FFA-25

 ...............................................................
upon receipt of your request (we will reduce this first installment by the amount of any previous partial withdrawals during the current Contract Year);
(2) 25% of your then current Account Balance one year later; (3) 33 1/3% of your then current Account Balance two years later; (4) 50% of your then current Account Balance three years later; and (5) the remainder four years later. You may cancel remaining payments under a Systematic Termination at any time. However, if you again decide to take a full withdrawal, the entire Systematic Termination process starts over. If, after beginning a Systematic Termination, you decide to take your full withdrawal in amounts exceeding the percentages allowed, the excess amount withdrawn in any year is subject to the applicable withdrawal charges.

  9. Disability: If you are totally disabled (as defined under the Federal Social Security Act) and you request a total withdrawal.

  10. Retirement:


  (a) For certain Enhanced TSA Preference Plus Contracts, if you retire and have at least ten years of uninterrupted Contract participation. This exemption to the early withdrawal charge for these Enhanced TSA Preference Plus Contracts does not apply to withdrawals of amounts transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts.)

  (b) For certain Enhanced TSA, certain Enhanced PEDC and 403(a) Preference Plus Contracts, if you retire and have at least ten years of uninterrupted Contract participation unless the plan defines retirement and you retire under such definition.

  (c) For the Enhanced Non-Qualified Preference Plus Contract and certain Enhanced PEDC Contracts, if you retire.

  11. Separation from Service: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if your employment terminates.

  12. Plan Termination: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if your plan terminates and the withdrawal is rolled over into another annuity contract we issue.

  13. Hardship: For all Contracts except certain Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if your plan provides for payment on account of hardship, and you suffer an unforseen hardship. For certain Enhanced TSA Preference Plus Contracts, you must suffer an unforseen hardship.

  14. Pre-Approved Investment Vehicles: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if you make direct transfers to other investment vehicles we have pre-approved.

  15. Pre-Approved Plan Provision: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified, Enhanced PEDC and Enhanced IRA Preference Plus Contracts, if you make a withdrawal pursuant to a provision of your plan we have pre-approved.

  16. Transfer from other MetLife Contracts: (A) For transfers prior to January 1, 1996: If you have rolled over amounts from other MetLife contracts we designate, of the following two formulas we will apply the one that is most favorable to you:

  (1) treat our other contract and this Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or

  (2) subject the rolled over amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) if you roll over amounts from other MetLife contracts we designate that have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more favorable to you: (a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or (b) subject the rollover amounts to a withdrawal charge determined as

                                     FFA-26

 ...............................................................
described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held them under our other contract prior to the date they were rolled over.

DEATH BENEFIT
 ................................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of the December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals, in all cases less any outstanding loan balance under your Fixed Interest Account. There is no death benefit for the Enhanced Non-Qualified Preference Plus Contract for (S)457 (f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457 (e)(11) severance and death benefit plans.

WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name the beneficiary under the Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified and Enhanced IRA Preference Plus and TSA and 403(a) FFA Contracts. The amounts due at death are paid to the trustee of the (S)457(f) deferred compensation plan, (S)451 deferred fee arrangements, (S)451 deferred compensation plans or (S)457(e)(11) severance and death benefit plans. The death benefit is paid to the participant's employer or a trustee under the PEDC Contract.

  The payee may take a lump sum cash payment or use the death benefit (less any applicable annuity taxes) to purchase an income annuity from the types available under your Contract.

INCOME OPTIONS
 ................................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR OFFER A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your total Account Balance and use that money (less any annuity taxes that must be paid) to purchase an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available for various payout periods.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts).

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rate will be used.

  If you do not select an income option by the date the Contract specifies, you have not withdrawn your entire Account Balance, and your Contract was not issued under a retirement plan, you will be issued a life annuity with a ten
(10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."

                                     FFA-27

           SECTION II: INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS
 ..............................................................

WHAT ARE INCOME ANNUITIES?

  Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance of the investment division of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Income Annuity even if you did not have a Contract during the accumulation period.

  Income Annuities can be offered as group Enhanced TSA, Enhanced Non-Qualified, Enhanced 403(a), Enhanced PEDC and Enhanced IRA Preference Plus and Financial Freedom Income Annuities. The Enhanced Non-Qualified Income Annuity for (S)457(e)(11) severance and death benefit plans is no longer currently offered for purchase.

MAY THE INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the Income, Diversified, Stock Index, Growth, Aggressive Growth, International Stock, Calvert Responsibly Invested Balanced, Calvert Responsibly Invested Accumulation Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. In some cases, the Fidelity Equity-Income, Growth, Overseas, Investment Grade Bond and Asset Manager Divisions are also available for the Enhanced Preference Plus Income Annuities. Divisions available for the FFA Income Annuities are the Stock Index Division, both Calvert Divisions and the five Fidelity Divisions. In some cases the Income, Diversified, Growth, Aggressive Growth and International Stock Divisions, the Fidelity Money Market Division and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions, are also available for the FFA Contracts. All divisions are described earlier in Section I under "Your Investment Choices." If you are covered under a group Income Annuity, your employer, association or group may have limited the number of available divisions. Your Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ...............................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment for the Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Your employer or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases the payment will be effective the next day the annuity unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

                                    FFA-28

 ...............................................................

HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Income Annuity.

DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ................................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity unit are similar to "accumulation units" described earlier in Section I except that we deduct applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate the value of an annuity unit once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an annuity unit and the next annuity unit calculation the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The value of annuity units can go up or down and is derived from the investment performance of each of the underlying portfolios. If the investment performance, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, is positive, annuity unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses and the deduction for the AIR is negative, they will go down.

  When we determine the annuity unit value for an investment division, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6% as defined in your Income Annuity and the laws of your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity unit value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ................................................................................

CAN YOU MAKE TRANSFERS?

  Yes. You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL WE MAKE TRANSFERS?

  Generally, we will make a transfer as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these variable income types.

                                     FFA-29

 ...............................................................

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. If we agree and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in Section I.

DEDUCTIONS AND CHARGES
 ................................................................................

WHAT IS THE CONTRACT FEE?

  There is no contract fee under the Income Annuities.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on FFA-29.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expense and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make a purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page FFA-48.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity --A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity --A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity --A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity --A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity --This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Income for Two Lives with a Refund Annuity --This is the same as the Income for Two Lives Annuity described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity --A variable income payable for a guarantee period (5-30 years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.


                                     FFA-30

 ...............................................................

IS THERE A FREE LOOK?

  Yes. There is a Free Look when you purchase an Income Annuity. There is no Free Look when an Income Annuity is the variable income option under a Contract. You may cancel your Income Annuity within 10 days after you receive it by telling us in writing. We will then refund your purchase payment. If you purchased your Income Annuity by mail, you may have more time to return your Income Annuity.

                                     FFA-31

      SECTION III: OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS
 ....................................
                                   ...........................

CAN WE CANCEL YOUR CONTRACT OR INCOME ANNUITY?

  We may not cancel your Income Annuity.

  We may cancel your Contract. If we do so for a Contract delivered in New York State, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will cancel your Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. We may cancel the Enhanced Preference Plus Non-Qualified Contract for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. Certain Contracts do not contain these cancellation provisions.

  At our option, certain Enhanced Preference Plus TSA and Enhanced PEDC Contracts may be cancelled if MetLife determines that changes to your retirement plan would cause MetLife to pay more interest than anticipated or to make more frequent payments than anticipated in connection with the Fixed Interest Account. MetLife may also cancel these Contracts, to the extent permitted by law, if the retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, under these Contracts, the employer and MetLife may each cancel the Contract upon 90 days notice to the other.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract or Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c. name someone other than the spouse as your beneficiary; or

    d. use accrued benefit is used as security for a loan.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing which acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

  If your benefit is worth $3,500 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

                                    FFA-32

 ...............................................................

WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as pre-authorized, systematic purchase payments which are transfers from the Fixed Interest Account, may be confirmed quarterly. As soon as administratively feasible, MetLife will send confirmations quarterly for purchase transactions under Enhanced TSA Preference Plus and TSA FFA Contracts made on the basis of salary reduction or deduction.


CAN WE CHANGE THE PROVISIONS OF YOUR CONTRACT OR INCOME ANNUITY?

  Yes. We have the right to make certain changes to your Contract or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract or Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:

  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts or Income Annuities.

  6. To make any necessary technical changes in the Contracts or Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For the Enhanced Preference Plus Contracts for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans (and FFA Contracts and Income Annuities where required by law) issued in Pennsylvania, we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Contracts or Income Annuities) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Contracts or Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts and Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

                                    FFA-33

 ...............................................................

  You will be entitled to give instructions regarding the votes attributable to your Contract or Income Annuity in your sole discretion. Under (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans, (S)457(e)(11) severance and death benefit plans and the TSA Contracts and Income Annuities under which the Employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Acacia Capital Corporation's or Fidelity Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR CONTRACT OR INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR CONTRACT OR INCOME ANNUITY?

  All Contracts and Income Annuities, certificates and interests in the Contracts and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and by certain of our qualified employees.

  The licensed agents and broker-dealers who sell Contracts and Income Annuities and certificates and interests in the Contracts and Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into such other arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

  We also make payments to our licensed agents based upon the total Account Balances of the Contracts assigned to the agent. Under the program, we pay an amount up to .21% of the total Account Balances of the Contracts, other registered variable annuity contracts and certain mutual fund account balances. These asset based commissions compensate the agent for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. For the money market investment divisions, this performance will be stated in terms of "yield" and "effective yield." For the other investment divisions, this performance will be stated in terms of either yield, "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market

                                    FFA-34

 ...............................................................
investment divisions refers to the income generated by an investment in the division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52 week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market investment divisions, will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in accumulation unit value and effective yield figures do not reflect the possible imposition of an early withdrawal charge of, for certain Enhanced Preference Plus Contracts, up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Contracts and Income Annuities as a result of different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the Fund, Calvert Balanced Portfolio, Calvert Capital Accumulation Portfolio and the Fidelity Funds and may assume that certain contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Index, the Standard & Poor's 400 Index, the Standard & Poor's 600 Index, Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, The Morgan Stanley Capital International All Country World Index and The Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index.

  Performance may be shown for two investment strategies that are made available under certain Contracts. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the Stock Index Division or the Aggressive Growth Division. The second technique is the "EqualizerSM." Under this strategy, at the end of a specified period (i.e., monthly, quarterly), a transfer is made from the Stock Index Division or the Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the Stock Index Division or Aggressive Growth Division in order to make the account and the division equal in value. An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return" or "Aggressive Equalizer Return" will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator and Equalizer investment strategies using any other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

ARE THERE SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS CONTRACT OR TAKES OTHER ACTION?

  Under certain Enhanced TSA Preference Plus Contracts, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into an Enhanced TSA Preference Plus Contract may be

                                    FFA-35

 ...............................................................
credited to your Account Balance. If such amounts are credited to an Enhanced TSA Preference Plus Contract, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the Contractholder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                              DURING CONTRACT YEAR

                                       8 &
   1     2    3    4    5    6    7   BEYOND
  ----  ---- ---- ---- ---- ---- ---- ------
  5.6%  5.0% 4.5% 4.0% 3.0% 2.0% 1.0%   0%


The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

                                     FFA-36

                               SECTION IV: TAXES
 ..............................................................

GENERAL

  Tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Contracts and Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED CONTRACT?

  Generally, all contributions under the Contracts, other than contributions under Non-Qualified Contracts, will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money you withdraw as well as on income earned under the Contract.

  Generally, the Enhanced Non-Qualified Preference Plus Contract is issued on an "after-tax basis" so that making purchase payments does not reduce the taxes you pay. Income earned under the Enhanced Non-Qualified Preference Plus Contracts is normally not taxed until withdrawn. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed.

  Under some circumstances certain Contracts accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

  The taxable portion of a distribution from a 403(a) and TSA Contract to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of
(1) an individual retirement arrangement; (2) a qualified trust or 403(a) annuity plan, if the distribution is from a Keogh plan or a 403(a) Contract; or (3) a TSA, if the distribution is from a TSA Contract. An eligible rollover distribution is generally the taxable portion of any distribution from a 403(a) or TSA Contract, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant;
(b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in (S)401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible rollover distributions.

  All taxable distributions from 403(a) and TSAs Contracts that are not eligible rollover distributions and taxable distributions from IRAs and Non-Qualified Contracts will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. All taxable distributions from the PEDC Contract will be subject to the same Federal income tax withholding as regular wages.

  Each type of Contract is subject to various tax limitations. Typically, except for the Non-Qualified Contracts, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Contract (or in some cases from the plan or arrangement that purchased the Contract) before you are age 59 1/2. Withdrawals from the TSA Contracts are generally prohibited before age 59 1/2. If a combination of certain payments to you from certain tax-favored plans (which includes (S)403(a) plans, (S)403(b) arrangements,

                                    FFA-37

 ...............................................................
individual retirement arrangements, SIMPLE IRAs, SEPs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), an additional penalty tax of 15% in addition to ordinary income taxes is imposed on the excess. However, the 15% penalty tax is suspended during the calendar years 1997, 1998 and 1999. The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules on a Contract-by-Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  TSA Contracts. These fall under (S)403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.

  Except for the TSA Contract under which the employer retains all rights, your employer buys the Contract for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your (S)403(b) arrangement before January 1, 1989 that were either paid into or earned under the Contract or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other (S)403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code;
(c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre-tax contributions and their earnings); (d) after a participant dies, separates from service or becomes disabled (as defined in the Code); (e) in the case of financial hardship (as defined in the Code) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under
(S)403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds under custodial arrangements even after such amounts are transferred to a Contract.

  Withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions); (6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; or (8) timely made to reduce an elective deferral as allowed by the Code. If you are under age 59 1/2 and are receiving SWIP payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) or (S)72(q) of the Code and thus not be subject to the 10% tax penalty, any modifications to your SWIP payments before age 59 1/2 or five years after beginning SWIP payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any SWIP payments or make any modifications to your SWIP payments.

  Withdrawals may be transferred to another (S)403(b) funding vehicle or (for eligible rolllover distributions) to an IRA without federal tax consequences if Code requirements are met. The Contract is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Contract must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after the participant's death. Generally, if the participant dies before the required withdrawals have begun, we must make payment of your entire interest under the Contract within five years of the year in which the participant died or begin payments under an income annuity allowed by the Code to the participant's beneficiary over his or her lifetime or over a period not beyond the beneficiary's life expectancy starting by the December 31 following the year in which the participant dies. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the

                                    FFA-38

 ...............................................................
spouse's life expectancy starting by the December 31 of the year in which the participant would have reached age 70 1/2, if later. If the participant dies after required withdrawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of the death of the participant. If the Contract is subject to the Retirement Equity Act, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA contract you own and to withdraw this amount in total from any one or more of the TSA contracts you own.

  403(a) Contracts. The employer adopts a 403(a) plan as a qualified retirement plan to generally provide benefits to participating employees. The plan works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

  The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Contracts are generally taxed according to the rules described under (S)72 of the Code. Under rules similar to those described above for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Contract must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your Plan or Contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the plan generally must be paid within five years of the year in which you died. The minimum distribution rules for 403(a) Contracts are similar to those rules summarized above for TSAs.

  IRA Contracts. Annual contributions to all IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed below. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

  Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. If you or your spouse was an active participant in another retirement plan, annual contributions are fully deductible if your adjusted gross income is $25,000 or less ($40,000 for married couples filing jointly, however never fully deductible for a married person filing separately), not deductible if your adjusted gross income is over $35,000 ($50,000 for married couples filing jointly, $10,000 for a married person filing separately) and partially deductible if your adjusted gross income falls between these amounts. If you file a joint return, and you and your spouse is under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

  Withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) made after December 31, 1996 to pay deductible medical expenses; or (5) made after December 31, 1996 to enable certain unemployed persons to pay medical insurance premiums. If you are under age 59 1/2 and are receiving SWIP payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) or
(S)72(q) of the Code and thus not subject to the 10% tax penalty, any modifications to your SWIP payments before age 59 1/2 or five years after beginning SWIP payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty rule before you elect to receive any SWIP payments or make any modification to your SWIP payments.

  If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro-rata withdrawal of both, based on all of your IRAs (not just the IRA Contracts). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, and the 10% tax penalty does not apply. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

  Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements

                                    FFA-39

 ...............................................................
are met. Your Contract is not forfeitable and you may not transfer it.

  Your entire interest in the IRA Contract must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and cal-culation of these withdrawals. Other complex rules apply to how rapidly with-drawals must be made after your death. Generally, if you die before the re-quired withdrawals have begun, we must make payment of your entire interest un-der the Contract within five years of the year in which you died or begin pay-ments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary and, if your Contract permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your beneficiary is your spouse, he or she may elect to continue the Contract as his or her own IRA Contract after your death. If you die after the required withdrawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

  The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.

  PEDC Contract. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in (S)457 of the Code. These plans, which must meet the requirements of (S)457(b), provide certain tax deferral benefits to employees and independent contractors. The plans are not available to churches and qualified church-controlled organizations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. However, for state or local government plans in existence on August 20, 1996, these requirements do not have to be met prior to January 1, 1999. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

  The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the Federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.

  Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant separates from service with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements or, (ii) the total amount payable is $3,500 or less and certain other requirements are met.

  Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or the year the participant retires. Although the minimum distribution rules are similar to the rules summarized above for TSAs, there are some differences. For example, for PEDC plans, any distribution payable over a period of more than one year can only be made in substantially non-increasing amounts, and generally distributions may not exceed 15 years.

  Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

  Non-Qualified Contract for (S)457(f) Deferred Compensation Plans. These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by State or local governments or non-church tax-exempt organizations. In this arrangement, the tax-exempt entity (e.g., a hospital) deposits your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified Contract which may be subject to the Non-Qualified Contract rules described below. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax

                                     FFA-40

 ...............................................................
rules governing the Contract. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

  Any amount made available under the plan to you or your beneficiary is generally taxed according to the annuity rules under (S)72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Contract to fund a (S)457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Contract for (S)457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Contract for (S)451 Deferred Fee Arrangements. Under a (S)451 deferred fee arrangement, a third party which is a tax-exempt entity (e.g., a hospital) enters into a deferred fee arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and, when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of
(S)451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant-employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

  A trust established by the tax-exempt entity will own a Non-Qualified Contract which may be subject to taxation rules as described below under Non-Qualified Contracts. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Contract. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Contract to fund a (S)451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Contract for (S)451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Contract for (S)451 Deferred Compensation Plans. Under a
(S)451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income such amount is to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

  A (S)451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct as compensation the amounts included in income by the participant of the

                                    FFA-41

 ...............................................................
deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, (S)451 rather than
(S)457 should apply to their deferred compensation plans. Tax-exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

  A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified Contract which may be subject to taxation rules as described below under "Non-Qualified Contracts". Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the Contract.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Contract to fund a (S)451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Contract for (S)451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Contract for (S)457(e)(11) Severance and Death Benefit
Plans. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified Contract, the trust may be subject to the rules described below under Non-Qualified Contracts. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Contract.

  The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in (S)457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan, (S)451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, your deferral amounts will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

  Special Tax Considerations for Non-Qualified Contract for (S)457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under
(S)457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Contract for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under
(S)457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

  Non-Qualified Contracts. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Contracts is generally deferred until it is withdrawn only if you as owner of the Contract are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

                                    FFA-42

 ...............................................................

  Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

  Withdrawals (other than tax-free exchanges to other Non-Qualified contracts) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

  Your Non-Qualified Contract may be exchanged for another non-qualified contract without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before payment of your entire interest in the Contract under an income annuity begins, we must make payment of your entire interest under the Contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Contract, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

  The tax law treats all non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. This may result in more income being taxed to you on withdrawals from the Contract made then would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR INCOME ANNUITY?

  Generally, all purchase payments under the Income Annuities, other than purchase payments under Non-Qualified Income Annuities will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.

  Generally, the Enhanced Non-Qualified Preference Plus Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal.

  Under some circumstances certain Income Annuities accept both purchase payments that have entitled you or the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you or the owner were entitled to deduct or exclude from income the purchase payment in compliance with the Code.

  All taxable income payments (other than income payments under the Non-Qualified and PEDC Income Annuities) will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment. All taxable income payments under the Non-Qualified and PEDC Income Annuities will be subject to the same federal income tax withholding treatment as regular wages.

  Income payments (other than tax-free transfers under a PEDC plan) that are allowed before age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. This penalty does not apply to income payments (1) paid to your beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or
(3) made in substantially equal periodic payments (not less

                                    FFA-43

 ...............................................................
frequently than annually) over your life or life expectancy of you and another person named by you, (for TSAs and 403(a) plans, you must also be separated from service when payments begin); and (4) under a Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal payments (to be made not less frequently then annually) commencing no later than one year from the purchase date. Additionally, under TSAs and 403(a) plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); or (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse). There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  If a combination of certain income payments to you from certain tax-favored plans (which includes (S)403(a) plans, (S)403(b) arrangements, individual retirement arrangements, SIMPLE IRAs, SEPs and tax-qualified pension and profit sharing plans) exceeds $160,000 (for 1997), a penalty tax of 15% in addition to ordinary income taxes is imposed on the excess. However, the 15% penalty tax is suspended during the calendar years 1997, 1998 and 1999. The rules as to what income payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions of your entire interest under the TSA, PEDC and 403(a) Income Annuities must be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. A tax penalty of 50% applies to payments which should have been made but were not. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before payments begin under an Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die before payments begin under this Income Annuity, we will pay your entire interest under the Income Annuity in a lump sum to the beneficiary after we receive proof of death. If you die after Income Annuity payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. If the Income Annuity is subject to the Retirement Equity Act, your spouse has certain rights which may be waived with the written consent of the spouse.

  Any income payments distributed under 403(a) Income Annuities are generally taxed according to the rules described under (S)72 of the Code.

  Non-Qualified Income Annuity for (S)457(f) Deferred Compensation Plans. Any income payments distributed under the plan to you or your beneficiary are generally taxed according to the annuity rules under (S)72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includible in your income and it becomes an "after-tax" purchase payment for the purposes of the tax rules governing income payments in calculating the "exclusion ratio." It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a (S)457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for (S)457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Income Annuity for (S)451 Deferred Fee Arrangements. A trust established by the tax-exempt entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for income payments under the plan. It is unclear

                                    FFA-44

 ...............................................................
whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. These persons should consult their own tax advisor for information on the tax treatment of these income payments made under the plan.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a (S)451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for (S)451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Income Annuity for (S)451 Deferred Compensation Plans. A trust established by the tax-exempt entity or the taxable entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the tax-exempt entity or the taxable entity that is the grantor of such trust. Each such entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants will not be taxed on their tax deferred compensation amounts until the year in which they are paid or made available to them, unless under the method of accounting the participant uses in computing taxable income such amount is to be properly accounted for in a different period.

  It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a (S)451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for (S)451 Deferred Compensation Plans MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Income Annuity for (S)457(e)(11) Severance and Death Benefit Plans. As the owner of a Non-Qualified Income Annuity, the trust is generally subject to the rules described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Income Annuity.

  The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in (S)457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan (S)451 of the Code will apply and you will be taxed in the tax year in which such benefits are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, the amounts which constituted your purchase payment will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service. It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

  Special Tax Considerations for Non-Qualified Income Annuity for
(S)457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under (S)457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Income Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under
(S)457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not

                                    FFA-45

                                 ..............................
qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Income Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

  Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment, all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell the purchaser of an Income Annuity what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  If you die before income payments begin, the Code generally requires payment of your entire interest in the Enhanced Non-Qualified Preference Plus Income Annuity be made within five years of the date of your death. If you die before income payments begin, we will pay your entire interest under the Income Annuity to your beneficiary in a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death, in accordance with the income type selected.

  The tax law treats two or more non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity contract from the same company (or its affiliates) under which you are not yet receiving income payments.

                                    FFA-46

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
Cover Page................................................................    1
Table of Contents.........................................................    1
Independent Auditors......................................................    2
Services..................................................................    2
Distribution of Certificates and Interests in the Contracts and Income An-
 nuities..................................................................    2
Early Withdrawal Charge...................................................    2
Variable Income Payments..................................................    2
Performance Data..........................................................    4
Financial Statements of the Separate Account..............................   13
Financial Statements of MetLife...........................................   31

                                     FFA-47

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                                        KEOGH                    NON-
                            TSA      IRA, SIMPLE IRA  AND 403(A)     PEDC     QUALIFIED
                         CONTRACTS  AND SEP CONTRACTS CONTRACTS   CONTRACTS   CONTRACTS
                         AND INCOME    AND INCOME     AND INCOME  AND INCOME  AND INCOME
                         ANNUITIES    ANNUITIES(1)    ANNUITIES  ANNUITIES(2) ANNUITIES
                         ---------- ----------------- ---------- ------------ ----------
California..............    0.5%          0.5%(3)        0.5%        2.35%       2.35%
District of Columbia....    2.25%         2.25%          2.25%       2.25%       2.25%
Kansas..................     --            --             --          --         2.0%
Kentucky................    2.0%          2.0%           2.0%        2.0%        2.0%
Maine...................     --            --             --          --         2.0%
Nevada..................     --            --             --          --         3.5%
U.S. Virgin Islands.....    5.0%          5.0%           5.0%        5.0%        5.0%
South Dakota............     --            --             --          --         1.25%
Puerto Rico.............    1.0%          1.0%           1.0%        1.0%        1.0%
West Virginia...........    1.0%          1.0%           1.0%        1.0%        1.0%
Wyoming.................     --            --             --          --         1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

                                    FFA-48

      REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and
  Calvert Responsibly Invested Balanced Portfolio

[_] Calvert Capital Accumulation Portfolio

[_] Variable Insurance Products Funds

[_] I have changed my address. My CURRENT address is:

                         Name:
-------------------------             ------------------------------------------
    (Contract Number)
                              Address:------------------------------------------

-------------------------             ------------------------------------------
       (Signature)                                                  zip


 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DIMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

--------------------------------------------------------------------------------
                                                               Bulk
                                                               Rate
                                                               U.S.
                                                             Postage
                                                               Paid
[LOGO]MetLife(R)                                             Rutland,
                                                                VT
 Metropolitan Life Insurance Company                          Permit
                                                               220
 Johnstown Office--PO Box 1407

 Johnstown, PA 15907-1407

 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN
 POSTAGE GUARANTEED

--------------------------------------------------------------------------------
                                                               Bulk
                                                               Rate
                                                               U.S.
                                                             Postage
[LOGO]MetLife(R)                                               Paid
                                                             Rutland,
 Metropolitan Life Insurance Company                            VT
                                                              Permit
 Johnstown Office--PO Box 1407                                 220

 Johnstown, PA 15907-1407
 ADDRESS CORRECTION REQUESTED

 FORWARDING AND RETURN

 POSTAGE GUARANTEED

                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                                      AND
                           FINANCIAL FREEDOM ACCOUNT
                    GROUP AND INDIVIDUAL ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION

                               FORM N-4  PART B

                                  May 1, 1997

  This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus and Financial Freedom Account Contracts dated May 1, 1997 and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010.

  A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information. The Statements of Additional Information for Calvert Responsibly Invested Balanced Portfolio, Calvert Responsibly Invested Capital Accumulation Portfolio and Fidelity Variable Insurance Products Funds are distributed separately.

                                --------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Independent Auditors......................................................    2
Services..................................................................    2
Distribution of Certificates and Interests in the Contracts and Income An-
 nuities..................................................................    2
Early Withdrawal Charge...................................................    2
Variable Income Payments..................................................    2
Performance Data..........................................................    4
Financial Statements of the Separate Account..............................   13
Financial Statements of MetLife...........................................   31

                                --------------

 ...............................................................

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 555 Seventeenth Street, Denver, Colorado, independent auditors, will annually audit the Separate Account's financial statements. The financial statements for the period ended December 31, 1996 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

SERVICES

  Metropolitan Life has retained FASCorp. to administer some of its group contracts in the capacity of a third party administrator. When Metropolitan Life provides administrative services to groups, such services may be provided to a group on a basis more favorable than that otherwise made available to other groups.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE CONTRACTS AND INCOME
ANNUITIES

  The certificates and interests in the Contracts and Income Annuities are sold through individuals who are licensed life insurance sales representatives of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and in the case of certain Enhanced Preference Plus and VestMet Contracts and Income Annuities and Financial Freedom Account Contracts and Income Annuities by certain qualified employees of Metropolitan Life.

  From time to time, Metropolitan Life may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into such other arrangements in connection with their endorsing or sponsoring Metropolitan Life's variable annuity contracts or services, for permitting Metropolitan Life to undertake certain marketing efforts of the organizations' members in connection with sales of Metropolitan Life variable annuities, or some combination thereof. Additionally, Metropolitan Life has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between Metropolitan Life and various organizations.

  The offering of all Contracts and Income Annuities is continuous. Owners and participants under Contracts and Income Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Contract or Income Annuity.

EARLY WITHDRAWAL CHARGE

  The total amount of early withdrawal charges paid to and retained by Metropolitan Life for the years ended December 31, 1994, 1995 and 1996 were $3,957,522, $5,252,058 and $6,200,708, respectively.

VARIABLE INCOME PAYMENTS

  "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RATE

  The following discussion concerning the amount of variable income payments is based on an Assumed Investment Rate of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

  The amount of annuity units which will be received periodically from the investment division will depend upon the payment or Account Balance applied as of the annuity date, the annuity unit value as of the annuity date, the amount of any premium tax owed, any contract charges, the annuity type selected, and the age(s) and sex of the annuitant(s) (except where unisex values rates are required by law).

  The first payment is equal to the number of units determined, as explained above, multiplied by the annuity unit value as of the issue date or as of the date 10 days prior to payment if later. Subsequent payments are equal to the number of annuity units multiplied by the annuity unit value 10 days prior to payment.

  Income Annuities contain tables indicating the dollar amount of the first income payment (if the payment is made as of the issue date of the contract) under each variable income type for each $1,000 of payment or Account Balance (after deduction for any premium tax) at various ages. These tables are based upon 1983 Metropolitan adjusted group and individual mortality tables and the Assumed Investment Rate.

  The first variable income payment consists of a portion from each of the Separate Account investment divisions chosen. Each portion of the first payment is divided by the annuity unit value (described below) for that division to determine the number of annuity units in

 ................................................................................
each division represented by the payment. The number of such units will remain fixed during the annuity period, assuming the annuitant makes no transfers of annuity units to provide annuity units under another investment division or to provide a fixed income option.

  Subsequently, the variable income payment amount will be determined as of the 10th day prior to a payment due date. Each payment may vary from the prior one.

  Therefore, the dollar amount of variable income payments after the first will vary with the amount by which the investment performance is greater or less than 4% per annum and separate account expenses. For example, on an annual basis, if an investment division has a cumulative investment performance of 6% over a one year period, the first variable income plan payment in the next year will be approximately 0.75% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the division. If such investment performance return is -1% over a one year period, the first variable income payment in the next year will be approximately 6.25% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

  Each Contract provides that, when a fixed income option is chosen, the payment to the annuitant will not be less than the payment produced by the then current settlement option rates, which will not be less that the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the fixed income option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Contract, the annuitant will be given the benefit of the new rates.

ANNUITY UNIT VALUE

  The value of an annuity unit is calculated at the same time that the value of an accumulation unit is calculated and is based on the same change in investment performance in the Separate Account. (See "Determining the Value of Your Separate Account Investment" on page A-PPA-13, B-PPA-14, C-PPA-14 and FFA-21 in the Prospectus.) The calculation of an annuity unit value is discussed in the Prospectus under "How is an annuity unit value calculated?"

  The following illustrations show, by use of hypothetical examples, the method of determining the annuity unit value and the amount of variable income payments:

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

  1. Annuity Unit value, beginning of period........................  $ 10.20000
  2. "Experience factor" for period.................................    1.023558
  3. Daily adjustment for 4% of Assumed Investment Rate.............   .99989255
  4. (2) X (3)......................................................    1.023448
  5. Annuity Unit value, end of period (1) X (4)....................  $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

  1. Number of Accumulation Units as of Annuity Date...............     1,500.00
  2. Accumulation Unit value.......................................   $ 11.80000
  3. Accumulation Value of Contract (1) X (2)......................   $17,700.00
  4. First monthly income payment per $1,000 of Accumulation Value.   $     5.63
  5. First monthly income payment (3) X (4) divided by 1,000 ......   $    99.65
  6. Annuity Unit Value (see Illustration of Calculation of Annuity
     Unit Value above as of Annuity Date)..........................   $ 10.80000
  7. Number of Annuity Units (5) divided by (6)....................      9.22685
  8. Assume Annuity Unit Value for the second month equal to (10
     days prior to payment)........................................   $ 10.97000
  9. Second monthly Annuity Payment (7) X (8)......................   $   101.22
 10. Assume Annuity Unit value for third month equal to............   $ 10.52684
 11. Next monthly Annuity Payment (7) X (10).......................   $    97.13

 ...............................................................

PERFORMANCE DATA

  The yield for the money market investment divisions was derived by taking the income generated by an investment in a money market division over the seven-day period and then "annualizing" it, by assuming that the same amount of income was generated each week over a 52 week period. Total income is shown as a percentage of the investment. The effective yield figure was obtained in the same manner as the yield quotation except that investment income was assumed to be reinvested over the 52 week period. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation were excluded from the calculation of yield and effective yield. The yield quotation for other investment divisions is computed by taking the net investment income generated over the period per accumulation unit divided by the price per unit as of the last day of the period. This percentage is then compounded semiannually. Net investment income is defined, for purposes of this calculation, as dividends and interest earned during the period minus accrued expenses. Both the yield and effective yield figures reflect deductions for the contract charge (for the VestMet Contracts) and charges for mortality and expense risk and general administrative expenses. The yield and effective yield figures do not reflect the possible imposition of an early withdrawal charge of up to 7% of the amount withdrawn or the amount withdrawn attributable to a purchase payment, which may result in a lower yield figure being experienced by the investor.

  Change in accumulation unit value and change in annuity unit value refer to the comparison between the value of an accumulation or annuity unit at the beginning of a specified period of time and the value of an accumulation or annuity unit at the end of the period. This number is then expressed as a percentage and may also be expressed as an annualized figure. While general administrative expenses and mortality and expense risk charges are reflected in change of accumulation or annuity unit value figures, early withdrawal and contract charges (for VestMet Contracts and most Income Annuities), if applicable, are not so reflected.

  Average annual total return assumes a steady rate of return based upon a comparison between the withdrawal value of the hypothetical $1,000 investment over a specified period of time compared to the initial $1,000 investment, expressed as a percentage. Early withdrawal charges, as applicable, and other recurring charges are reflected in average annual total return figures.

  Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Contacts and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Contracts and Income Annuities as a result of reduced Separate Account charges.

  Performance may also be calculated based upon historical performance of the underlying mutual funds, the Fund, Calvert Balanced Portfolio, Calvert Capital Accumulation and Fidelity Funds, and may assume that certain contracts were in existence prior to their inception date. After the inception date, actual accumulation or annuity unit data is used.

  Performance may be shown for two investment strategies that are made available under certain Contracts. The first is the "Equity Generator" SM. Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the Stock Index Division or the Aggressive Growth Division. The second technique is the "EqualizerSM." Under this strategy, at the end of a specified period (i.e., monthly, quarterly), a transfer is made from the Stock Index Division to the Fixed Interest Account or from the Fixed Interest Account to the Stock Index Division or the Aggressive Growth Division in order to make the account and the division equal in value. An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return" or "Aggressive Equalizer Return" will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator and Equalizer investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

 FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996--PREFERENCE PLUS CONTRACTS
                          (10% FREE CORRIDOR VERSION)

                                                      CHANGE IN
                                                     ACCUMULATION AVERAGE ANNUAL
                                                      UNIT VALUE   TOTAL RETURN
                                                     ------------ --------------
Growth Division.....................................    20.67%        14.51%
Income Division.....................................     2.30%        -3.99%
Diversified Division................................    13.06%         6.85%
Aggressive Growth Division..........................     6.35%         0.10%
Stock Index Division................................    21.11%        14.96%
International Stock Division........................    -2.96%        -9.28%
Calvert Responsibly Invested Balanced Division......    11.19%         4.97%

 FOR THE PERIOD JANUARY 1, 1992 TO DECEMBER 31, 1996--PREFERENCE PLUS CONTRACTS
                          (10% FREE CORRIDOR VERSION)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                         INCEPTION DATE  UNIT VALUE   ANNUALIZED   TOTAL RETURN
                         -------------- ------------ ------------ --------------
Growth Division.........     7/2/90        88.78%       13.54%        13.24%
Income Division.........     7/2/90        34.17%        6.05%         5.64%
Diversified Division....     7/2/90        63.57%       10.33%         9.99%
Aggressive Growth Divi-
 sion...................     7/2/90        74.01%       11.70%        11.38%
Stock Index Division....     7/2/90        87.86%       13.42%        13.13%
International Stock Di-
 vision.................     7/1/91        29.78%        5.35%         4.92%
Calvert Responsibly
 Invested Balanced
 Division...............    9/17/90        54.38%        9.06%         8.70%

 FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996--PREFERENCE PLUS CONTRACTS (10%
                             FREE CORRIDOR VERSION)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                         INCEPTION DATE  UNIT VALUE   ANNUALIZED   TOTAL RETURN
                         -------------- ------------ ------------ --------------
Growth Division.........     7/2/90        113.70%      12.38%        12.32%
Income Division.........     7/2/90         64.90%       7.99%         7.91%
Diversified Division....     7/2/90         92.20%      10.57%        10.50%
Aggressive Growth Divi-
 sion...................     7/2/90        137.70%      14.24%        14.18%
Stock Index Division....     7/2/90        124.30%      13.22%        13.16%
International Stock Di-
 vision.................     7/1/91         37.70%       5.98%         5.74%
Calvert Responsibly
 Invested Balanced
 Division...............    9/17/90         86.80%      10.44%        10.36%

    FOR THE JANUARY 1, 1996 TO DECEMBER 31, 1996--PREFERENCE PLUS (20% FREE
                               CORRIDOR VERSION)

                                                      CHANGE IN
                                                     ACCUMULATION AVERAGE ANNUAL
                                                      UNIT VALUE   TOTAL RETURN
                                                     ------------ --------------
Growth Division.....................................    20.67%        15.36%
Income Division.....................................     2.30%        -3.27%
Diversified Division................................    13.06%         7.64%
Aggressive Growth Division..........................     6.35%         0.84%
Stock Index Division................................    21.11%        15.81%
International Stock Division........................    -2.96%        -8.60%
Calvert Responsibly Invested Balanced Division......    11.19%         5.75%

 FOR THE PERIOD JANUARY 1, 1992 TO DECEMBER 31, 1996--PREFERENCE PLUS (20% FREE
                               CORRIDOR VERSION)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION     UNIT     AVERAGE ANNUAL
                         INCEPTION DATE  UNIT VALUE   ANNUALIZED   TOTAL RETURN
                         -------------- ------------ ------------ --------------
Growth Division.........     7/2/90        88.78%       13.54%        13.31%
Income Division.........     7/2/90        34.17%        6.05%         5.70%
Diversified Division....     7/2/90        63.57%       10.33%        10.06%
Aggressive Growth Divi-
 sion...................     7/2/90        74.01%       11.70%        11.45%
Stock Index Division....     7/2/90        87.86%       13.42%        13.20%
International Stock Di-
 vision.................     7/1/91        29.78%        5.35%         4.98%
Calvert Responsibly
 Invested Balanced
 Division...............    9/17/90        54.38%        9.06%         8.77%

    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996--PREFERENCE PLUS (20% FREE
                               CORRIDOR VERSION)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION     UNIT     AVERAGE ANNUAL
                         INCEPTION DATE  UNIT VALUE   ANNUALIZED   TOTAL RETURN
                         -------------- ------------ ------------ --------------
Growth Division.........     7/2/90        113.70%      12.38%        12.34%
Income Division.........     7/2/90         64.90%       7.99%         7.93%
Diversified Division....     7/2/90         92.20%      10.57%        10.51%
Aggressive Growth Divi-
 sion...................     7/2/90        137.70%      14.24%        14.20%
Stock Index Division....     7/2/90        124.30%      13.22%        13.18%
International Stock Di-
 vision.................     7/1/91         37.70%       5.98%         5.78%
Calvert Responsibly
 Invested Balanced
 Division...............    9/17/90         86.80%      10.44%        10.38%

     YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1996--PREFERENCE PLUS
                                   CONTRACTS

Growth Division............................. -0.06%
Income Division.............................  3.10%
Diversified Division........................  2.09%
Aggressive Growth Division.................. -1.27%
Stock Index Division........................  0.55%
International Stock Division................ -0.78%

 FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996--ENHANCED PREFERENCE PLUS
            CONTRACTS (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)

                                                      CHANGE IN
                                                     ACCUMULATION AVERAGE ANNUAL
                                                      UNIT VALUE   TOTAL RETURN
                                                     ------------ --------------
Growth Division.....................................    21.03%        14.88%
Income Division.....................................     2.62%        -3.66%
Diversified Division................................    13.44%         7.23%
Aggressive Growth Division..........................     6.70%         0.45%
Stock Index Division................................    21.48%        15.33%
International Stock Division........................    -2.71%        -9.03%
Calvert Responsibly Invested Balanced Division......    11.56%         5.34%

 FOR THE PERIOD JANUARY 1, 1992 TO DECEMBER 31, 1996--ENHANCED PREFERENCE PLUS
            CONTRACTS (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                         INCEPTION DATE  UNIT VALUE   ANNUALIZED   TOTAL RETURN
                         -------------- ------------ ------------ --------------
Growth Division.........     7/2/90        91.60%       13.87%        13.58%
Income Division.........     7/2/90        36.21%        6.37%         5.96%
Diversified Division....     7/2/90        66.04%       10.66%        10.33%
Aggressive Growth Divi-
 sion...................     7/2/90        76.63%       12.04%        11.72%
Stock Index Division....     7/2/90        90.71%       13.77%        13.47%
International Stock Di-
 vision.................     7/1/91        31.61%        5.64%         5.22%
Calvert Responsibly In-
 vested Balanced Divi-
 sion...................     5/1/91        56.70%        9.39%         9.03%

    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996--ENHANCED PREFERENCE PLUS
            CONTRACTS (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                         INCEPTION DATE  UNIT VALUE   ANNUALIZED   TOTAL RETURN
                         -------------- ------------ ------------ --------------
Growth Division.........     7/2/90        117.87%      12.72%        12.66%
Income Division.........     7/2/90         68.23%       8.33%         8.24%
Diversified Division....     7/2/90         96.03%      10.90%        10.83%
Aggressive Growth Divi-
 sion...................     7/2/90        142.29%      14.58%        14.52%
Stock Index Division....     7/2/90        128.85%      13.57%        13.52%
International Stock Di-
 vision.................     7/1/91         39.90%       6.29%         6.05%
Calvert Responsibly In-
 vested Balanced Divi-
 sion...................     5/1/91         70.80%       9.89%         9.71%

 FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996-- ENHANCED PREFERENCE PLUS
            CONTRACTS (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)

                      CHANGE IN
                     ACCUMULATION AVERAGE ANNUAL
                      UNIT VALUE   TOTAL RETURN
                     ------------ --------------
Growth Division.....    21.03%        15.73%
Income Division.....     2.62%        -2.94%
Diversified Divi-
 sion...............    13.44%         8.03%
Aggressive Growth
 Division...........     6.70%         1.20%
Stock Index Divi-
 sion...............    21.48%        16.18%
International Stock
 Division...........    -2.71%        -8.35%
Calvert Responsibly
 Invested Balanced
 Division...........    11.56%         6.12%
Calvert Responsibly
 Invested Capital
 Accumulation Divi-
 sion...............     6.39%         0.88%
Fidelity Equity-In-
 come Division......    13.21%         7.80%
Fidelity Growth Di-
 vision.............    13.61%         8.21%
Fidelity Overseas
 Division...........    12.13%         6.70%
Fidelity Investment
 Grade Bond Divi-
 sion...............     2.19%        -3.38%
Fidelity Asset Man-
 ager Division......    13.47%         8.06%

 FOR THE PERIOD JANUARY 1, 1992 TO DECEMBER 31, 1996-- ENHANCED PREFERENCE PLUS
            CONTRACTS (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)

                                                     CHANGE IN
                                        CHANGE IN   ACCUMULATION
                             INCEPTION ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                               DATE     UNIT VALUE   ANNUALIZED   TOTAL RETURN
                             --------- ------------ ------------ --------------
Growth Division.............  7/2/90      91.60%       13.87%        13.65%
Income Division.............  7/2/90      36.21%        6.37%         6.03%
Diversified Division........  7/2/90      66.04%       10.66%        10.39%
Aggressive Growth Division..  7/2/90      76.63%       12.04%        11.79%
Stock Index Division........  7/2/90      90.71%       13.77%        13.54%
International Stock Divi-
 sion.......................  7/1/91      31.61%        5.64%         5.28%

    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996-- ENHANCED PREFERENCE PLUS
            CONTRACTS (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                              INCEPTION ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                                DATE     UNIT VALUE   ANNUALIZED   TOTAL RETURN
                              --------- ------------ ------------ --------------
Growth Division.............   7/2/90     117.87%       12.72%        12.67%
Income Division.............   7/2/90      68.23%        8.33%         8.26%
Diversified Division........   7/2/90      96.03%       10.90%        10.85%
Aggressive Growth Division..   7/2/90     142.29%       14.58%        14.54%
Stock Index Division........   7/2/90     128.85%       13.57%        13.53%
International Stock
 Division...................   7/1/91      39.90%        6.29%         6.09%
Calvert Responsibly Invested
 Balanced Division..........   5/1/91      70.80%        9.89%         9.74%
Calvert Responsibly Invested
 Capital Accumulation
 Division...................   5/1/92      55.36%        9.89%         9.58%
Fidelity Equity-Income
 Division...................   5/1/92     103.82%       16.47%        16.25%
Fidelity Growth Division....   5/1/92      98.43%       15.80%        15.57%
Fidelity Overseas Division..   5/1/92      43.70%        8.07%         7.72%
Fidelity Investment Grade
 Bond Division..............   5/1/92      31.81%        6.09%         5.71%
Fidelity Asset Manager
 Division...................   5/1/92      56.01%        9.99%         9.68%

             FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996--
        ENHANCED NON-QUALIFIED PREFERENCE PLUS CONTRACTS (NO SALES LOAD)

                                         CHANGE IN
                                        ACCUMULATION              AVERAGE ANNUAL
                                         UNIT VALUE                TOTAL RETURN
                                        ------------              --------------
Growth Division.............               21.03%                     21.03%
Income Division.............                2.62%                      2.62%
Diversified Division........               13.44%                     13.44%
Aggressive Growth Division..                6.70%                      6.70%
Stock Index Division........               21.48%                     21.48%
International Stock
 Division...................               -2.71%                     -2.71%
Calvert Responsibly Invested
 Balanced Division..........               11.56%                     11.56%
Calvert Responsibly Invested
 Capital Accumulation
 Division...................                6.39%                      6.39%

            FOR THE PERIOD JANUARY 1, 1992 THROUGH DECEMBER 31, 1996
        ENHANCED NON-QUALIFIED PREFERENCE PLUS CONTRACTS (NO SALES LOAD)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                                         UNIT VALUE   ANNUALIZED   TOTAL RETURN
                                        ------------ ------------ --------------
Growth Division.............               91.60%       13.87%        13.87%
Income Division.............               36.21%        6.37%         6.37%
Diversified Division........               66.04%       10.66%        10.66%
Aggressive Growth Division..               76.63%       12.04%        12.04%
Stock Index Division........               90.71%       13.77%        13.77%
International Stock
 Division...................               31.61%        5.64%         5.64%
Calvert Responsibly Invested
 Balanced Division..........               56.70%        9.39%         9.39%

     FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996-- ENHANCED NON-QUALIFIED
                   PREFERENCE PLUS CONTRACTS (NO SALES LOAD)

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                              INCEPTION ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                                DATE     UNIT VALUE   ANNUALIZED   TOTAL RETURN
                              --------- ------------ ------------ --------------
Growth Division.............   5/1/91     117.87%       12.72%        12.72%
Income Division.............   5/1/91      68.23%        8.33%         8.33%
Diversified Division........   5/1/91      96.03%       10.90%        10.90%
Aggressive Growth Division..   5/1/91     142.29%       14.58%        14.58%
Stock Index Division........   5/1/91     128.85%       13.57%        13.57%
International Stock
 Division...................   7/1/91      39.90%        6.29%         6.29%
Calvert Responsibly Invested
 Balanced Division..........   5/1/91      70.80%        9.89%         9.89%
Calvert Responsibly Invested
 Capital Accumulation
 Division...................   5/1/92      55.36%        9.89%         9.89%

            YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1996--
                       ENHANCED PREFERENCE PLUS CONTRACTS

Growth Division.............                0.24%
Income Division.............                3.41%
Diversified Division........                2.40%
Aggressive Growth Division..               -0.97%
Stock Index Division........                0.86%
International Stock
 Division...................               -0.48%

               FOR THE PERIOD MAY 1, 1996 TO DECEMBER 31, 1996--
                      FINANCIAL FREEDOM ACCOUNT CONTRACTS

                                         CHANGE IN
                                        ACCUMULATION
                                         UNIT VALUE
                                        ------------
Growth Division.............               12.89%
Income Division.............                5.53%
Diversified Division........                9.89%
Aggressive Growth Division..               -4.59%
International Stock
 Division...................               -4.18%

             FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996--
                      FINANCIAL FREEDOM ACCOUNT CONTRACTS

                                         CHANGE IN
                                        ACCUMULATION              AVERAGE ANNUAL
                                         UNIT VALUE                TOTAL RETURN
                                        ------------              --------------
Stock Index Division........               21.51%                     21.51%
Calvert Responsibly Invested
 Balanced Division..........               11.54%                     11.54%
Calvert Responsibly Invested
 Capital Accumulation
 Division...................                6.39%                      6.39%
Fidelity Equity-Income
 Division...................               13.21%                     13.21%
Fidelity Growth Division....               13.61%                     13.61%
Fidelity Overseas Division..               12.13%                     12.13%
Fidelity Investment Grade
 Bond Division..............                2.19%                      2.19%
Fidelity Asset Manager
 Division...................               13.47%                     13.47%

FOR THE PERIOD JANUARY 1, 1992 TO DECEMBER 31, 1996-- FINANCIAL FREEDOM ACCOUNT
                                   CONTRACTS

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                                         UNIT VALUE   ANNUALIZED   TOTAL RETURN
                                        ------------ ------------ --------------
Stock Index Division....                   90.64%       13.76%        13.76%
Calvert Responsibly
 Invested Balanced
 Division...............                   56.83%        9.41%         9.41%
Calvert Responsibly
 Invested Capital
 Accumulation Division..                   57.54%        9.51%         9.51%
Fidelity Equity-Income
 Division...............                  116.71%       16.71%        16.71%
Fidelity Growth
 Division...............                   93.15%       14.05%        14.05%
Fidelity Overseas
 Division...............                   47.66%        8.10%         8.10%
Fidelity Investment
 Grade Bond Division....                   31.45%        5.62%         5.62%
Fidelity Asset Manager
 Division...............                   62.52%       10.19%        10.19%

    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996--FINANCIAL FREEDOM ACCOUNT
                                   CONTRACTS

                                                      CHANGE IN
                                         CHANGE IN   ACCUMULATION
                                        ACCUMULATION  UNIT VALUE  AVERAGE ANNUAL
                         INCEPTION DATE  UNIT VALUE   ANNUALIZED   TOTAL RETURN
                         -------------- ------------ ------------ --------------
Stock Index Division....     7/1/91       111.80%       14.60%        14.60%
Calvert Responsibly
 Invested Balanced
 Division...............     7/1/91        71.10%       10.24%        10.24%
Calvert Responsibly
 Invested Capital
 Accumulation Division..     7/1/91        68.10%        9.89%         9.89%
Fidelity Equity-Income
 Division...............     7/1/91       139.90%       17.22%        17.22%
Fidelity Growth
 Division...............     7/1/91       139.50%       17.19%        17.19%
Fidelity Overseas
 Division...............     7/1/91        60.80%        9.01%         9.01%
Fidelity Investment
 Grade Bond Division....     7/1/91        44.60%        6.93%         6.93%
Fidelity Asset Manager
 Division...............     7/1/91        75.20%       10.72%        10.72%

       MONEY MARKET DIVISIONS--SEVEN DAY PERIOD ENDING DECEMBER 31, 1996

                                                                    EFFECTIVE
                                           YIELD                      YIELD
                                        ------------              --------------
VestMet Contracts.......                    3.73%                      3.80%
Enhanced VestMet
 Contracts..............                    4.25%                      4.34%
Financial Freedom
 Account Contracts......                    3.27%                      3.33%

     FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996--VESTMET CONTRACTS

                                         CHANGE IN                   AVERAGE
                                        ACCUMULATION                  ANNUAL
                                         UNIT VALUE                TOTAL RETURN
                                        ------------              --------------
Growth Division.........                   20.35%                     12.80%
Income Division.........                    2.07%                     -4.14%
Diversified Division....                   12.82%                      5.65%
Aggressive Growth
 Division...............                    6.12%                     -0.30%
Stock Index Division....                   20.79%                     13.63%

     FOR THE PERIOD JANUARY 1, 1992 TO DECEMBER 31, 1996--VESTMET CONTRACTS

                                                       CHANGE IN
                                          CHANGE IN   ACCUMULATION   AVERAGE
                                         ACCUMULATION  UNIT VALUE     ANNUAL
                                          UNIT VALUE   ANNUALIZED  TOTAL RETURN
                                         ------------ ------------ ------------
Growth Division..........                   86.46%       13.27%       12.08%
Income Division..........                   32.50%        5.79%       4.84%
Diversified Division.....                   61.58%       10.07%       8.83%
Aggressive Growth
 Division................                   71.91%       11.44%       10.53%
Stock Index Division.....                   85.58%       13.16%       12.34%

     FOR THE PERIOD JANUARY 1, 1987 TO DECEMBER 31, 1996--VESTMET CONTRACTS

                                                       CHANGE IN
                                          CHANGE IN   ACCUMULATION   AVERAGE
                                         ACCUMULATION  UNIT VALUE     ANNUAL
                          INCEPTION DATE  UNIT VALUE   ANNUALIZED  TOTAL RETURN
                          -------------- ------------ ------------ ------------
Growth Division..........    3/ 1/85       241.76%       13.08%       12.82%
Income Division..........    3/ 1/85        92.85%        6.79%        6.59%
Diversified Division.....    7/25/86       158.08%        9.95%        9.47%

        FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996--VESTMET CONTRACTS

                                                       CHANGE IN
                                          CHANGE IN   ACCUMULATION   AVERAGE
                                         ACCUMULATION  UNIT VALUE     ANNUAL
                          INCEPTION DATE  UNIT VALUE   ANNUALIZED  TOTAL RETURN
                          -------------- ------------ ------------ ------------
Aggressive Growth
 Division................    5/18/88       243.30%       15.37%       15.31%
Stock Index Division.....    5/ 1/90       139.40%       13.97%       13.65%

    YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1996--VESTMET CONTRACTS

Growth Division..........                   -0.33%
Income Division..........                    2.83%
Diversified Division.....                    1.83%
Aggressive Growth
 Division................                   -1.55%
Stock Index Division.....                    0.29%

             FOR THE PERIOD JANUARY 1, 1996 TO DECEMBER 31, 1996--
                           ENHANCED VESTMET CONTRACTS

                                          CHANGE IN                  AVERAGE
                                         ACCUMULATION                 ANNUAL
                                          UNIT VALUE               TOTAL RETURN
                                         ------------              ------------
Growth Division..........                   21.03%                    20.60%
Income Division..........                    2.62%                     2.37%
Diversified Division.....                   13.44%                    13.02%
Aggressive Growth
 Division................                    6.70%                     6.49%
Stock Index Division.....                   21.48%                    21.40%

     FOR THE PERIOD JANUARY 1, 1992 TO DECEMBER 31, 1996-- ENHANCED VESTMET
                                   CONTRACTS

                                         CHANGE IN      CHANGE IN      AVERAGE
                                        ACCUMULATION  ACCUMULATION      ANNUAL
                                         UNIT VALUE  UNIT ANNUALIZED TOTAL RETURN
                                        ------------ --------------- ------------
Growth Division.........                   91.60%        13.89%         13.56%
Income Division.........                   36.21%         6.38%          6.17%
Diversified Division....                   66.04%        10.67%         10.38%
Aggressive Growth
 Division...............                   76.63%        12.05%         11.88%
Stock Index Division ...                   90.71%        13.78%         13.74%

   FOR THE PERIOD INCEPTION TO DECEMBER 31, 1996--ENHANCED VESTMET CONTRACTS

                                                        CHANGE IN
                                         CHANGE IN    ACCUMULATION     AVERAGE
                                        ACCUMULATION   UNIT VALUE       ANNUAL
                         INCEPTION DATE  UNIT VALUE    ANNUALIZED    TOTAL RETURN
                         -------------- ------------ --------------- ------------
Growth Division.........    5/11/87       193.47%        11.80%         11.54%
Income Division.........    5/11/87       113.39%         8.17%          7.99%
Diversified Division....    5/11/87       148.98%         9.91%          9.65%
Aggressive Growth
 Division...............    5/18/88       259.80%        16.00%         15.91%
Stock Index Division....    5/ 1/90       148.30%        14.60%         14.57%

            YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1996--
                           ENHANCED VESTMET CONTRACTS

Growth Division.........                    0.24%
Income Division.........                    3.40%
Diversified Division....                    2.40%
Aggressive Growth
 Division...............                   -0.98%
Stock Index Division....                    0.85%

                         INDEPENDENT AUDITOR'S REPORT

The Contractholders of
Metropolitan Life Separate Account E:

We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, Variable B, Variable C, Variable D, Aggressive Growth, Stock Index, International Stock, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, Fidelity Asset Manager, Calvert Responsibly Invested Balanced and Calvert Responsibly Invested Capital Accumulation Divisions of Metropolitan Life Separate Account E (the "Separate Account") as of December 31, 1996 and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, Variable B, Variable C, Variable D, Aggressive Growth, Stock Index, International Stock, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, Fidelity Asset Manager, Calvert Responsibly Invested Balanced and Calvert Responsibly Invested Capital Accumulation Divisions of Metropolitan Life Separate Account E at December 31, 1996 and the results of their operations for the year then ended and the changes in their net assets for the years ended December 31, 1996 and 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Denver, Colorado
March 14, 1997

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                       MONEY
                                            GROWTH        INCOME      MARKET
                                           DIVISION      DIVISION    DIVISION
                                        -------------- ------------ -----------
ASSETS:
Investments in Metropolitan Series
 Fund, Inc. at Value (Note 1A):
 Growth Portfolio (43,763,756 Shares;
  cost $1,086,793,926)................. $1,262,557,133          --          --
 Income Portfolio (26,835,484 Shares;
  cost $340,197,377)...................            --  $331,686,579         --
 Money Market Portfolio (1,697,924
  Shares;
  cost $18,213,225)....................            --           --  $17,719,193
 Diversified Portfolio (73,081,964
  Shares;
  cost $1,091,707,082).................            --           --          --
 Aggressive Growth Portfolio
  (43,017,363 Shares; cost
  $1,052,988,427)......................            --           --          --
 Stock Index Portfolio (47,315,370
  Shares;
  cost $785,866,183)...................            --           --          --
 International Stock Portfolio
  (22,039,816 Shares; cost
  $281,061,012)........................            --           --          --
Investments in Fidelity Variable
 Insurance Products Funds at Value
 (Note 1A):
 Money Market Portfolio (1,208,178
  Shares;
  cost $1,208,178).....................            --           --          --
 Equity-Income Portfolio (2,934,806
  Shares;
  cost $51,446,091)....................            --           --          --
 Growth Portfolio (2,253,019 Shares;
  cost $58,480,516)....................            --           --          --
 Overseas Portfolio (682,702 Shares;
  cost $11,458,496)....................            --           --          --
 Investment Grade Bond Portfolio
  (361,771 Shares; cost $4,300,058)....            --           --          --
 Asset Manager Portfolio (2,124,498
  Shares;
  cost $31,103,170)....................            --           --          --
Investments in Acacia Capital Corp. at
 Value
 (Note 1A):
 Calvert Responsibly Invested Balanced
  Portfolio (13,424,092 Shares; cost
  $21,791,939).........................            --           --          --
 Calvert Responsibly Invested Capital
  Accumulation Portfolio (119,279
  Shares;
  cost $2,604,025).....................            --           --          --
                                        -------------- ------------ -----------
    Total investments..................  1,262,557,133  331,686,579  17,719,193
Cash...................................              0           86           0
                                        -------------- ------------ -----------
    Total assets.......................  1,262,557,133  331,686,665  17,719,193
LIABILITIES............................              0            0           0
                                        -------------- ------------ -----------
NET ASSETS............................. $1,262,557,133 $331,686,665 $17,719,193
                                        ============== ============ ===========

                       See Notes to Financial Statements.

                 VARIABLE    VARIABLE  VARIABLE   AGGRESSIVE       STOCK
 DIVERSIFIED         B          C         D         GROWTH         INDEX
   DIVISION      DIVISION    DIVISION  DIVISION    DIVISION       DIVISION
--------------  ----------- ---------- -------- -------------- --------------
           --   $69,762,199 $2,891,685 $21,181             --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
$1,218,276,331          --         --      --              --             --
           --           --         --      --   $1,166,200,714            --
           --           --         --      --              --  $1,051,820,670
           --           --         --      --              --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
           --           --         --      --              --             --
--------------  ----------- ---------- -------  -------------- --------------
 1,218,276,331   69,762,199  2,891,685  21,181   1,166,200,714  1,051,820,670
             0            0          0       0          23,425          4,816
--------------  ----------- ---------- -------  -------------- --------------
 1,218,276,331   69,762,199  2,891,685  21,181   1,166,224,139  1,051,825,486
         1,010            0          0       0               0              0
--------------  ----------- ---------- -------  -------------- --------------
$1,218,275,321  $69,762,199 $2,891,685 $21,181  $1,166,224,139 $1,051,825,486
==============  =========== ========== =======  ============== ==============

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                      FIDELITY
                                          INTERNATIONAL   FIDELITY     EQUITY-
                                              STOCK     MONEY MARKET   INCOME
                                            DIVISION      DIVISION    DIVISION
                                          ------------- ------------ -----------
ASSETS:
Investments in Metropolitan Series Fund,
 Inc. at Value (Note 1A):
 Growth Portfolio (43,763,756 Shares;
  cost $1,086,793,926)..................           --           --           --
 Income Portfolio (26,835,484 Shares;
  cost $340,197,377)....................           --           --           --
 Money Market Portfolio (1,697,924
  Shares;
  cost $18,213,225).....................           --           --           --
 Diversified Portfolio (73,081,964
  Shares;
  cost $1,091,707,082)..................           --           --           --
 Aggressive Growth Portfolio (43,017,363
  Shares;
  cost $1,052,988,427)..................           --           --           --
 Stock Index Portfolio (47,315,370
  Shares;
  cost $785,866,183)....................           --           --           --
 International Stock Portfolio
  (22,039,816 Shares;
  cost $281,061,012)....................  $263,375,806          --           --
Investments in Fidelity Variable
 Insurance Products Funds at Value (Note
 1A):
 Money Market Portfolio (1,208,178
  Shares;
  cost $1,208,178)......................           --    $1,208,178          --
 Equity-Income Portfolio (2,934,806
  Shares;
  cost $51,446,091).....................           --           --   $61,718,972
 Growth Portfolio (2,253,019 Shares;
  cost $58,480,516).....................           --           --           --
 Overseas Portfolio (682,702 Shares;
  cost $11,458,496).....................           --           --           --
 Investment Grade Bond Portfolio
  (361,771 Shares; cost $4,300,058).....           --           --           --
 Asset Manager Portfolio (2,124,498
  Shares;
  cost $31,103,170).....................           --           --           --
Investments in Acacia Capital Corp. at
 Value (Note 1A):
 Calvert Responsibly Invested Balanced
  Portfolio (13,424,092 Shares; cost
  $21,791,939)..........................           --           --           --
 Calvert Responsibly Invested Capital
  Accumulation Portfolio (119,279
  Shares; cost $2,604,025)..............           --           --           --
                                          ------------   ----------  -----------
    Total investments...................   263,375,806    1,208,178   61,718,972
Cash....................................             0            0            0
                                          ------------   ----------  -----------
    Total assets........................   263,375,806    1,208,178   61,718,972
LIABILITIES.............................             3            0            0
                                          ------------   ----------  -----------
NET ASSETS..............................  $263,375,803   $1,208,178  $61,718,972
                                          ============   ==========  ===========

                       See Notes to Financial Statements.

                                                                            CALVERT RESPONSIBLY
 FIDELITY     FIDELITY       FIDELITY       FIDELITY    CALVERT RESPONSIBLY       INVESTED
  GROWTH      OVERSEAS   INVESTMENT GRADE ASSET MANAGER  INVESTED BALANCED  CAPITAL ACCUMULATION
 DIVISION     DIVISION    BOND DIVISION     DIVISION         DIVISION             DIVISION
-----------  ----------- ---------------- ------------- ------------------- --------------------
        --           --            --              --               --                  --
        --           --            --              --               --                  --
        --           --            --              --               --                  --
        --           --            --              --               --                  --
        --           --            --              --               --                  --
        --           --            --              --               --                  --
        --           --            --              --               --                  --
        --           --            --              --               --                  --
        --           --            --              --               --                  --
$70,159,001          --            --              --               --                  --
        --   $12,862,100           --              --               --                  --
        --           --     $4,428,072             --               --                  --
        --           --            --      $35,967,744              --                  --
        --           --            --              --       $23,814,340                 --
        --           --            --              --               --           $2,868,670
-----------  -----------    ----------     -----------      -----------          ----------
 70,159,001   12,862,100     4,428,072      35,967,744       23,814,340           2,868,670
          0            0             0               0                0                   0
-----------  -----------    ----------     -----------      -----------          ----------
 70,159,001   12,862,100     4,428,072      35,967,744       23,814,340           2,868,670
          0            0             0               0               11                   0
-----------  -----------    ----------     -----------      -----------          ----------
$70,159,001  $12,862,100    $4,428,072     $35,967,744      $23,814,329          $2,868,670
===========  ===========    ==========     ===========      ===========          ==========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                         MONEY
                                                 GROWTH      INCOME      MARKET
                                                DIVISION    DIVISION    DIVISION
                                              ------------ -----------  --------
INVESTMENT INCOME
Income:
 Dividends (Note 2).........................  $119,479,173 $20,903,983  $872,226
 Expenses (Note 3)..........................    13,285,367   4,023,986   287,861
                                              ------------ -----------  --------
Net investment income (loss)................   106,193,806  16,879,997   584,365
                                              ------------ -----------  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) from security
 transactions...............................     4,171,722    (415,755)   68,719
Change in net unrealized appreciation (de-
 preciation) of investments for the period..    86,004,634  (8,798,638)    3,951
                                              ------------ -----------  --------
Net realized and unrealized gain (loss) on
 investments (Note 1B)......................    90,176,356  (9,214,393)   72,670
                                              ------------ -----------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..................  $196,370,162 $ 7,665,604  $657,035
                                              ============ ===========  ========

                       See Notes to Financial Statements.

                 VARIABLE     VARIABLE   VARIABLE   AGGRESSIVE       STOCK
 DIVERSIFIED         B           C          D         GROWTH         INDEX
   DIVISION      DIVISION     DIVISION   DIVISION    DIVISION       DIVISION
 ------------   -----------   --------   --------   -----------   ------------
 $106,673,920   $ 6,639,168   $277,122    $2,014    $30,974,695   $ 24,706,615
   13,666,068       642,114        --        --      12,936,488     10,006,397
 ------------   -----------   --------    ------    -----------   ------------
   93,007,852     5,997,054    277,122     2,014     18,038,207     14,700,218
 ------------   -----------   --------    ------    -----------   ------------
    3,492,578     3,203,484    105,332       896     13,995,174      9,267,016
   36,249,671     3,491,182    171,682     1,091     19,528,943    136,211,926
 ------------   -----------   --------    ------    -----------   ------------
   39,742,249     6,694,666    277,014     1,987     33,524,117    145,478,942
 ------------   -----------   --------    ------    -----------   ------------
 $132,750,101   $12,691,720   $554,136    $4,001    $51,562,324   $160,179,160
 ============   ===========   ========    ======    ===========   ============

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                        INTERNATIONAL   FIDELITY     FIDELITY
                                            STOCK     MONEY MARKET EQUITY-INCOME
                                          DIVISION      DIVISION     DIVISION
                                        ------------- ------------ -------------
INVESTMENT INCOME
Income:
  Dividends (Note 2)..................   $ 2,885,841    $39,196     $1,736,103
  Expenses (Note 3)...................     3,371,772      9,921        458,081
                                         -----------    -------     ----------
Net investment income (loss)..........      (485,931)    29,275      1,278,022
                                         -----------    -------     ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security
 transactions.........................      (567,290)       --         536,084
Change in net unrealized appreciation
 (depreciation) of investments for the
 period...............................    (7,824,933)       --       4,720,111
                                         -----------    -------     ----------
Net realized and unrealized gain
 (loss) on investments
 (Note 1B)............................    (8,392,223)       --       5,256,195
                                         -----------    -------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............   $(8,878,154)   $29,275     $6,534,217
                                         ===========    =======     ==========

                       See Notes to Financial Statements.

                                                                        CALVERT
                        FIDELITY                     CALVERT          RESPONSIBLY
 FIDELITY    FIDELITY  INVESTMENT   FIDELITY       RESPONSIBLY          INVESTED
  GROWTH     OVERSEAS  GRADE BOND ASSET MANAGER INVESTED BALANCED CAPITAL ACCUMULATION
 DIVISION    DIVISION   DIVISION    DIVISION        DIVISION            DIVISION
 --------   ---------- ---------- ------------- ----------------- --------------------
$3,234,384  $  175,730  $149,808   $1,747,704      $1,782,815           $  4,618
   545,806      92,120    36,452      287,434         235,528             19,456
----------  ----------  --------   ----------      ----------           --------
 2,688,578      83,610   113,356    1,460,270       1,547,287            (14,838)
----------  ----------  --------   ----------      ----------           --------
   749,434      69,554    58,065      123,178         100,445             15,739
 3,570,146     970,598   (85,783)   2,319,810         566,392            126,449
----------  ----------  --------   ----------      ----------           --------
 4,319,580   1,040,152   (27,718)   2,442,988         666,837            142,188
----------  ----------  --------   ----------      ----------           --------
$7,008,158  $1,123,762  $ 85,638   $3,903,258      $2,214,124           $127,350
==========  ==========  ========   ==========      ==========           ========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                GROWTH DIVISION              INCOME DIVISION
                          ----------------------------  --------------------------
                           FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                              ENDED          ENDED         ENDED         ENDED
                           DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               1996           1995          1996          1995
                          --------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)................  $  106,193,806  $ 32,128,631  $ 16,879,997  $ 14,472,217
 Net realized gain
  (loss) from security
  transactions..........       4,171,722     4,526,295      (415,755)     (304,896)
 Change in net
  unrealized apprecia-
  tion
  (depreciation) of in-
  vestments.............      86,004,634   149,147,280    (8,798,638)   30,196,181
                          --------------  ------------  ------------  ------------
 Net increase (decrease)
  in net assets result-
  ing from operations...     196,370,162   185,802,206     7,665,604    44,363,502
                          --------------  ------------  ------------  ------------
From capital transac-
 tions:
 Purchases..............     207,046,963   119,147,077    51,586,091    38,348,185
 Redemptions............     (47,250,025)  (34,717,052)  (21,951,226)  (21,626,335)
                          --------------  ------------  ------------  ------------
 Total net purchase pay-
  ments (redemptions)...     159,796,938    84,430,025    29,634,865    16,721,850
 Net portfolio trans-
  fers..................      67,651,148       709,712   (11,090,781)      105,436
 Net other transfers....          (9,196)      (65,975)      (52,498)      (48,564)
                          --------------  ------------  ------------  ------------
Net increase (decrease)
 in net assets resulting
 from capital transac-
 tions..................     227,438,890    85,073,762    18,491,586    16,778,722
                          --------------  ------------  ------------  ------------
NET CHANGE IN NET AS-
 SETS...................     423,809,052   270,875,968    26,157,190    61,142,224
NET ASSETS--BEGINNING OF
 PERIOD.................     838,748,081   567,872,113   305,529,475   244,387,251
                          --------------  ------------  ------------  ------------
NET ASSETS--END OF PERI-
 OD.....................  $1,262,557,133  $838,748,081  $331,686,665  $305,529,475
                          ==============  ============  ============  ============

                       See Notes to Financial Statements.

   MONEY MARKET DIVISION         DIVERSIFIED DIVISION          VARIABLE B DIVISION
 ---------------------------- ----------------------------  --------------------------
 FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
    ENDED          ENDED          ENDED          ENDED         ENDED         ENDED
 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
     1996           1995           1996           1995          1996          1995
 ------------   ------------  --------------  ------------  ------------  ------------
 $   584,365    $   866,523   $   93,007,852  $ 47,699,253  $ 5,997,054   $ 2,602,659
      68,719        126,794        3,492,578    11,329,150    3,203,484     2,268,623
       3,951       (162,456)      36,249,671   121,483,457    3,491,182    11,197,409
 -----------    -----------   --------------  ------------  -----------   -----------
     657,035        830,861      132,750,101   180,511,860   12,691,720    16,068,691
 -----------    -----------   --------------  ------------  -----------   -----------
     570,312        538,158      194,398,278   110,781,053      328,479       298,094
  (3,423,459)      (900,219)     (59,132,388)  (92,187,354)  (6,037,182)   (5,678,770)
 -----------    -----------   --------------  ------------  -----------   -----------
  (2,853,147)      (362,061)     135,265,890    18,593,699   (5,708,703)   (5,380,676)
  (1,245,903)         8,039       22,510,031       355,110         (309)        1,828
     (10,233)        (8,654)          12,072       (96,978)    (331,290)     (312,061)
 -----------    -----------   --------------  ------------  -----------   -----------
  (4,109,283)      (362,676)     157,787,993    18,851,831   (6,040,302)   (5,690,909)
 -----------    -----------   --------------  ------------  -----------   -----------
  (3,452,248)       468,185      290,538,094   199,363,691    6,651,418    10,377,782
  21,171,441     20,703,256      927,737,227   728,373,536   63,110,781    52,732,999
 -----------    -----------   --------------  ------------  -----------   -----------
 $17,719,193    $21,171,441   $1,218,275,321  $927,737,227  $69,762,199   $63,110,781
 ===========    ===========   ==============  ============  ===========   ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                             VARIABLE C DIVISION       VARIABLE D DIVISION    AGGRESSIVE GROWTH DIVISION
                          ------------------------- ------------------------- ----------------------------
                          FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR   FOR THE YEAR
                             ENDED        ENDED        ENDED        ENDED         ENDED          ENDED
                          DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                              1996         1995         1996         1995          1996           1995
                          ------------ ------------ ------------ ------------ --------------  ------------
INCREASE IN NET ASSETS:
From operations:
 Net investment income
  (loss)................   $  277,122   $  128,757    $ 2,014      $ 1,041    $   18,038,207  $ 70,585,001
 Net realized gain
  (loss) from security
  transactions..........      105,332      158,342        896        2,350        13,995,174    15,141,923
 Change in net
  unrealized
  appreciation (depreci-
  ation) of invest-
  ments.................      171,682      406,267      1,091        2,787        19,528,943    70,256,699
                           ----------   ----------    -------      -------    --------------  ------------
 Net increase (decrease)
  in net assets result-
  ing from operations...      554,136      693,366      4,001        6,178        51,562,324   155,983,623
                           ----------   ----------    -------      -------    --------------  ------------
From capital transac-
 tions:
 Purchases..............        1,000        8,062        --             2       250,138,007   163,236,779
 Redemptions............     (226,707)    (288,116)       --           --        (43,739,761)   (1,794,242)
                           ----------   ----------    -------      -------    --------------  ------------
Total net purchase pay-
 ments (redemptions)....     (225,707)    (280,054)       --             2       206,398,246   161,442,537
 Net portfolio trans-
  fers..................          --            (1)       --           --         50,537,656     1,757,497
 Net other transfers....         (504)         366     (2,842)      (7,815)        3,398,268       (81,895)
                           ----------   ----------    -------      -------    --------------  ------------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........     (226,211)    (279,689)    (2,842)      (7,813)      260,334,170   163,118,139
                           ----------   ----------    -------      -------    --------------  ------------
NET CHANGE IN NET
 ASSETS.................      327,925      413,677      1,159       (1,635)      311,896,494   319,101,762
NET ASSETS--BEGINNING OF
 PERIOD.................    2,563,760    2,150,083     20,022       21,657       854,327,645   535,225,883
                           ----------   ----------    -------      -------    --------------  ------------
NET ASSETS--END OF
 PERIOD.................   $2,891,685   $2,563,760    $21,181      $20,022    $1,166,224,139  $854,327,645
                           ==========   ==========    =======      =======    ==============  ============

                       See Notes To Financial Statements.

   STOCK INDEX DIVISION       INTERNATIONAL STOCK DIVISION    FIDELITY MONEY MARKET DIVISION
----------------------------  ------------------------------  ---------------------------------
 FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR      FOR THE YEAR
    ENDED          ENDED          ENDED           ENDED            ENDED             ENDED
 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
     1996           1995           1996            1995            1996              1995
--------------  ------------  --------------  --------------  ---------------   ---------------
$   14,700,218  $  7,529,179  $     (485,931) $     (639,506)  $        29,275   $       21,984
     9,267,016     1,816,488        (567,290)      1,353,465               --               --
   136,211,926   124,846,482      (7,824,933)     (1,451,068)              --               --
--------------  ------------  --------------  --------------   ---------------   --------------
   160,179,160   134,192,149      (8,878,154)       (737,109)           29,275           21,984
--------------  ------------  --------------  --------------   ---------------   --------------
   202,848,091   138,304,038      54,610,204      64,285,315           790,399          295,596
   (34,997,519)  (18,133,152)    (14,057,311)    (49,206,721)          (36,362)        (255,339)
--------------  ------------  --------------  --------------   ---------------   --------------
   167,850,572   120,170,886      40,552,893      15,078,594           754,037           40,257
   120,978,787       415,442     (35,222,825)         83,265           (56,874)              46
        52,966       (67,995)        325,191          44,025                 2               15
--------------  ------------  --------------  --------------   ---------------   --------------
   288,882,325   120,518,333       5,655,259      15,205,884           697,165           40,318
--------------  ------------  --------------  --------------   ---------------   --------------
   449,061,485   254,710,482      (3,222,895)     14,468,775           726,440           62,302
   602,764,001   348,053,519     266,598,698     252,129,923           481,738          419,436
--------------  ------------  --------------  --------------   ---------------   --------------
$1,051,825,486  $602,764,001  $  263,375,803  $  266,598,698   $     1,208,178   $      481,738
==============  ============  ==============  ==============   ===============   ==============

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS


                                 FIDELITY EQUITY-
                                  INCOME DIVISION        FIDELITY GROWTH DIVISION
                             --------------------------  --------------------------
                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                ENDED         ENDED         ENDED         ENDED
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                 1996          1995          1996          1995
                             ------------  ------------  ------------  ------------
INCREASE IN NET ASSETS:
From operations:
 Net investment income
  (loss)...................  $ 1,278,022   $ 1,021,213   $ 2,688,578   $  (175,669)
 Net realized gain (loss)
  from security transac-
  tions....................      536,084       160,135       749,434       127,068
 Change in net unrealized
  appreciation (deprecia-
  tion) of investments.....    4,720,111     5,207,634     3,570,146     7,371,238
                             -----------   -----------   -----------   -----------
 Net increase (decrease) in
  net assets resulting from
  operations...............    6,534,217     6,388,982     7,008,158     7,322,637
                             -----------   -----------   -----------   -----------
From capital transactions:
 Purchases.................   22,048,401    16,817,276    23,398,367    17,390,531
 Redemptions...............   (1,329,666)     (737,438)   (1,970,202)     (824,892)
                             -----------   -----------   -----------   -----------
Total net purchase payments
 (redemptions).............   20,718,735    16,079,838    21,428,165    16,565,639
 Net portfolio transfers...     (346,911)       65,794      (334,126)       21,088
 Net other transfers.......     (178,878)       (7,670)       17,720        (3,967)
                             -----------   -----------   -----------   -----------
 Net increase (decrease) in
  net assets resulting from
  capital transactions.....   20,192,946    16,137,962    21,111,759    16,582,760
                             -----------   -----------   -----------   -----------
NET CHANGE IN NET ASSETS...   26,727,163    22,526,944    28,119,917    23,905,397
NET ASSETS--BEGINNING OF
 PERIOD....................   34,991,809    12,464,865    42,039,084    18,133,687
                             -----------   -----------   -----------   -----------
NET ASSETS--END OF PERIOD..  $61,718,972   $34,991,809   $70,159,001   $42,039,084
                             ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.

                                             FIDELITY                         FIDELITY
 FIDELITY OVERSEAS DIVISION       INVESTMENT GRADE BOND DIVISION       ASSET MANAGER DIVISION
 -------------------------------  ---------------------------------   --------------------------
 FOR THE YEAR     FOR THE YEAR     FOR THE YEAR      FOR THE YEAR     FOR THE YEAR  FOR THE YEAR
     ENDED            ENDED            ENDED             ENDED           ENDED         ENDED
 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
     1996             1995             1996              1995             1996          1995
 --------------   -------------   ---------------   ---------------   ------------  ------------
 $       83,610    $     (17,956)  $       113,356   $        25,578  $ 1,460,270   $   156,068
         69,554           94,250            58,065             4,321      123,178        99,937
        970,598          387,405           (85,783)          248,713    2,319,810     2,918,735
 --------------    -------------   ---------------   ---------------  -----------   -----------
      1,123,762          463,699            85,638           278,612    3,903,258     3,174,740
 --------------    -------------   ---------------   ---------------  -----------   -----------
      4,318,540        3,199,863         1,632,724         1,525,746    8,803,248     9,454,762
      (313,735)         (861,910)         (227,234)          (73,796)  (1,258,380)   (3,327,555)
 --------------    -------------   ---------------   ---------------  -----------   -----------
      4,004,805        2,337,953         1,405,490         1,451,950    7,544,868     6,127,207
      1,030,103           (4,282)           33,900             2,201   (1,444,740)        8,480
          1,096            1,266                70              (108)         260         1,713
 --------------    -------------   ---------------   ---------------  -----------   -----------
      5,036,004        2,334,937         1,439,460         1,454,043    6,100,388     6,137,400
 --------------    -------------   ---------------   ---------------  -----------   -----------
      6,159,766        2,798,636         1,525,098         1,732,655   10,003,646     9,312,140
      6,702,334        3,903,698         2,902,974         1,170,319   25,964,098    16,651,958
 --------------    -------------   ---------------   ---------------  -----------   -----------
    $12,862,100    $   6,702,334   $     4,428,072   $     2,902,974  $35,967,744   $25,964,098
 ==============    =============   ===============   ===============  ===========   ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                         CALVERT RESPONSIBLY INVESTED      CALVERT RESPONSIBLY INVESTED
                               BALANCED DIVISION           CAPITAL ACCUMULATION DIVISION
                         -------------------------------   -------------------------------
                          FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                             ENDED            ENDED            ENDED            ENDED
                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                              1996             1995             1996             1995
                         --------------   --------------   --------------   --------------
INCREASE IN NET ASSETS:
From operations:
 Net investment income
  (loss)................ $    1,547,287   $    1,313,629    $      (14,838)  $       58,641
 Net realized gain
  (loss) from security
  transactions..........        100,445           62,560            15,739            7,420
 Change in net
  unrealized apprecia-
  tion (depreciation) of
  investments...........        566,392        1,776,276           126,449          169,926
                         --------------   --------------    --------------   --------------
 Net increase (decrease)
  in net assets result-
  ing from
  operations............      2,214,124        3,152,465           127,350          235,987
                         --------------   --------------    --------------   --------------
From capital transac-
 tions:
 Purchases..............      5,452,236        4,002,957         1,411,338          528,894
 Redemptions............       (413,069)        (683,782)          (35,043)         (29,043)
                         --------------   --------------    --------------   --------------
Total net purchase
 payments
 (redemptions)..........      5,039,167        3,319,175         1,376,295          499,851
 Net portfolio trans-
  fers..................         52,606            5,564            95,147              943
 Net other transfers....         38,711             (978)              122             (325)
                         --------------   --------------    --------------   --------------
 Net increase (decrease)
  in net assets result-
  ing from
  capital transactions..      5,130,484        3,323,761         1,471,564          500,469
                         --------------   --------------    --------------   --------------
NET CHANGE IN NET AS-
 SETS...................      7,344,608        6,476,226         1,598,914          736,456
 NET ASSETS--BEGINNING
  OF PERIOD.............     16,469,721        9,993,495         1,269,756          533,300
                         --------------   --------------    --------------   --------------
 NET ASSETS--END OF
  PERIOD................ $   23,814,329   $   16,469,721    $    2,868,670   $    1,269,756
                         ==============   ==============    ==============   ==============

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

Metropolitan Life Separate Account E (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940. Seven investment divisions correspond to the Growth, Income, Money Market, Diversified, Aggressive Growth, Stock Index and International Stock Portfolios of the Metropolitan Series Fund, Inc. (the "Fund"). The assets in the Variable B, Variable C, and Variable D Divisions are restricted to investing in the Growth Portfolio of the Fund. The Fidelity Money Market, Equity-Income, Growth, Overseas, Investment Grade Bond, and Asset Manager Divisions Correspond to the Money Market, Equity-Income, Growth, Overseas, Investment Grade Bond, and Asset Manager Portfolios of Fidelity's Variable Insurance Products Fund and Fidelity's Variable Insurance Products Fund II ("Fidelity"). The Calvert Responsibly Invested Balanced Division and Calvert Responsibly Invested Capital Accumulation Division correspond to the Calvert Responsibly Invested Balanced Portfolio and Calvert Responsibly Invested Capital Accumulation Portfolio, respectively, of the Acacia Capital Corporation ("Calvert"). Separate Account investments in shares of International Stock, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond and Fidelity Asset Manager Portfolios commenced on July 1, 1991. Separate Account investments in shares of the Calvert Responsibly Invested Balanced Portfolio and the Calvert Responsibly Invested Capital Accumulation Portfolio commenced on September 17, 1991 and January 7, 1992, respectively. Each portfolio has specific objectives relative to growth of capital and income.

The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on September 27, 1983, and registered as a unit investment trust on April 6, 1984. The assets of the Separate Account are the property of Metropolitan Life.

A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principals, is set forth below:

  1.SIGNIFICANT ACCOUNTING POLICIES

  A.VALUATION OF INVESTMENTS

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. The method used to value the Fund's investments at December 31, 1996 are described in the Fund's 1996 Annual Report.

    Investments in shares of Fidelity are valued at the reported net asset values of the respective portfolios. The methods used to value Fidelity's investments at December 31, 1996 are described in Fidelity's 1996 Annual Report.

    Investments in shares of Calvert are valued at the reported net asset value of the Calvert Responsibly Invested Balanced Portfolio and Calvert Responsibly Invested Capital Accumulation Portfolio. The methods used to value Calvert's investments at December 31, 1996 are described in Calvert's 1996 Annual Report.

  B.SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.FEDERAL INCOME TAXES

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The contracts permit Metropolitan Life to charge against the Separate Account any taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life does not anticipate, under existing law, that any federal income taxes will be charged against the Separate Account in determining the value of amounts under a contract.

  D.PURCHASE PAYMENTS

    Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

  E.ACCUMULATION UNITS

    As of December 31, 1996, there were 256,404,567 Accumulation Units outstanding, which consisted of 54,018,987 Accumulation Units in the Growth Division, 18,575,294 Accumulation Units in the Income Division, 1,052,226 Accumulation Units in the Money Market Division, 60,043,548 Accumulation Units in the Diversified Division, 47,289,308 Accumulation Units in the Aggressive Growth Division, 46,585,940 Accumulation Units in the Stock Index Division, 19,016,793 Accumulation Units in the International Stock Division, 101,038 Accumulation units in the Fidelity Money Market Division, 2,446,388 Accumulation Units in the Fidelity Equity-Income Division, 2,844,317 Accumulation Units in the Fidelity Growth Division, 778,200 Accumulation Units in the Fidelity Overseas Division, 299,993 Accumulation Units in the Fidelity Investment Grade Bond Division, 1,892,545 Accumulation Units in the Fidelity Asset Manager Division, 1,295,617 Accumulation Units in the Calvert Responsibly Invested Balanced Division and 164,373 Accumulation Units in the Calvert Responsibly Invested Capital Accumulation Division. In addition to the above mentioned Accumulation Units, there were cash reserves of $1,507,164 and $21,182 applicable to contracts receiving annuity payout under the Variable Account B Division and Variable Account D Division, respectively, and $5,422,688 in cash reserves for Preference Plus (PPA) Immediate Annuities.

  2.DIVIDENDS

    On April 25, 1996 and December 16, 1996, the Fund declared dividends for all shareholders of record on April 25, 1996 and December 26, 1996, respectively. The amount of dividends received by the Separate Account from the Fund was $313,414,757. The dividends were paid to Metropolitan Life on April 26, 1996 and December 27, 1996, respectively, and were immediately reinvested in additional shares of the portfolios in which each of the investment divisions invest. As a result of these reinvestments, the number of shares of the Fund held by each of the ten investment divisions increased by the following: Growth Division 3,876,924 shares, Income Division 1,687,455 shares, Money Market Division 83,627 shares, Diversified Division 6,359,716 shares, Variable B Division 215,476 shares, Variable C Division 8,994 shares, Variable D Division 65 shares, Aggressive Growth Division 1,139,076 shares, Stock Index Division 1,097,735 shares and International Stock Division 232,852 shares.

    On the last working day of each month, Fidelity paid Metropolitan Life dividends for the Fidelity Money Market Division. For 1996 the dividend aggregated to $39,196. They were immediately reinvested and increased the number of shares owned by the Fidelity Money Market Division by 39,196 shares.

    On February 2, 1996 Fidelity paid Metropolitan Life a dividend of $7,043,729 for the Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond and Fidelity Asset Allocation, and Fidelity Equity-Income Divisions. The dividends were immediately reinvested and increased the number of shares owned as follows: Fidelity Growth Division 116,429 shares, Fidelity Overseas Division 10,295 shares, Fidelity Investment Grade Bond Division 12,589 shares, Fidelity Asset Allocation Division 115,742 shares, and Fidelity Equity Income Division 92,052 shares.

    On December 31, 1996 Calvert paid Metropolitan Life dividends of $1,787,433 for the Calvert Responsibly Invested Balanced Division and for the Calvert Responsibly Invested Capital Accumulation Division, which were immediately reinvested, increasing the number of shares owned by the Calvert Responsibly Invested Balanced Division and the Calvert Responsibly Invested Capital Accumulation Division by 1,004,969 and 192 shares, respectively.

  3.EXPENSES

    Metropolitan Life applies a daily charge against the Separate Account for general administrative expenses, and for the mortality and expense risk assumed by Metropolitan Life. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and .50% for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the enhanced and Financial Freedom Account Contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B, C, and D contracts are charged for administrative expenses and mortality and expense risk according to the rates under their respective contracts.

                         INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

  As discussed in Notes 1 and 13 to the consolidated financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

DELOITTE & TOUCHE LLP

New York, New York
April 4, 1997

                      METROPOLITAN LIFE INSURANCE COMPANY

     CONSOLIDATED BALANCE SHEETS DECEMBER 31, 1996 AND 1995 (IN MILLIONS)

                                                        NOTES   1996     1995
                                                        ----- -------- --------
ASSETS
Investments:
 Fixed Maturities:                                      2,12
   Available for Sale, at Estimated Fair Value.........       $ 75,039 $ 76,412
   Held to Maturity, at Amortized Cost.................         11,322   11,340
 Equity Securities..................................... 2,12     2,816    1,749
 Mortgage Loans on Real Estate......................... 2,12    18,964   17,216
 Policy Loans..........................................   12     5,842    5,714
 Real Estate...........................................    2     7,744    8,761
 Real Estate Joint Ventures............................    4       851      753
 Other Limited Partnership Interests...................    4       992      797
 Leases and Leveraged Leases...........................    2     1,883    1,503
 Short-Term Investments................................   12       741    1,769
 Other Invested Assets.................................          2,692    2,651
                                                              -------- --------
   Total Investments...................................        128,886  128,665
Cash and Cash Equivalents..............................   12     2,325    1,930
Deferred Policy Acquisition Costs......................          7,227    6,508
Accrued Investment Income..............................          1,611    1,961
Premiums and Other Receivables.........................          2,916    2,533
Deferred Income Taxes Receivable.......................             37      --
Other Assets...........................................          2,094    2,157
Separate Account Assets................................         43,775   39,384
                                                              -------- --------
   Total Assets........................................       $188,871 $183,138
                                                              ======== ========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................    5  $ 69,223 $ 68,256
Policyholder Account Balances.......................... 5,12    47,674   48,133
Other Policyholder Funds...............................   12     4,179    4,006
Policyholder Dividends Payable.........................          1,817    1,825
Short- and Long-Term Debt.............................. 9,12     5,365    5,580
Income Taxes Payable:                                      6
 Current...............................................            599      827
 Deferred..............................................            --       230
Other Liabilities......................................          4,632    3,666
Separate Account Liabilities...........................         43,399   38,861
                                                              -------- --------
   Total Liabilities...................................        176,888  171,384
                                                              -------- --------
Commitments and Contingencies (Notes 2, 4 and 10)
EQUITY
Retained Earnings......................................         10,937   10,084
Net Unrealized Investment Gains........................    3     1,028    1,646
Foreign Currency Translation Adjustments...............             18       24
                                                              -------- --------
   Total Equity........................................   13    11,983   11,754
                                                              -------- --------
   Total Liabilities and Equity........................       $188,871 $183,138
                                                              ======== ========

         See accompanying notes to consolidated financial statements.

  The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                      METROPOLITAN LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  -------
REVENUES
Premiums.......................................     5  $11,462  $11,178  $10,078
Universal Life and Investment-Type Product Pol-
 icy Fee Income................................          1,173    1,105      883
Net Investment Income..........................     3    8,848    8,711    8,283
Investment Gains, Net..........................     3      603      199        4
Commissions, Fees and Other Income.............          1,152      741      636
                                                       -------  -------  -------
 Total Revenues................................         23,238   21,934   19,884
                                                       -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..........................     5   12,525   11,976   11,179
Interest Credited to Policyholder Account Bal-
 ances.........................................          2,868    3,143    3,040
Policyholder Dividends.........................          1,728    1,786    1,752
Other Operating Costs and Expenses.............          4,711    4,285    3,500
                                                       -------  -------  -------
 Total Benefits and Other Deductions...........         21,832   21,190   19,471
                                                       -------  -------  -------
Earnings from Continuing Operations before In-
 come Taxes....................................          1,406      744      413
Income Taxes...................................     6      482      407      380
                                                       -------  -------  -------
Earnings from Continuing Operations............            924      337       33
                                                       -------  -------  -------
Discontinued Operations:
 (Loss) Earnings from Discontinued Operations
  (Net of Income Tax (Benefit) Expense of $(18)
  in 1996, $32 in 1995 and $54 in 1994)........            (52)     (54)      81
 (Loss) Gain on Disposal of Discontinued Opera-
  tions (Net of Income Tax (Benefit) Expense of
  $(11) in 1996 and $106 in 1995)..............            (19)     416      --
                                                       -------  -------  -------
(Loss) Earnings from Discontinued Operations...            (71)     362       81
                                                       -------  -------  -------
Net Earnings...................................    13  $   853  $   699  $   114
                                                       =======  =======  =======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

       FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  ------
Retained Earnings, Beginning of Year...........        $10,084  $ 9,385  $9,271
Net Earnings...................................            853      699     114
                                                       -------  -------  ------
Retained Earnings, End of Year.................         10,937   10,084   9,385
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses),
Beginning of Year..............................          1,646     (955)    259
Cumulative Effect of Accounting Change.........     1      --       --   (1,247)
Change in Unrealized Investment (Losses) Gains.           (618)   2,601      33
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses), End
of Year........................................          1,028    1,646    (955)
                                                       -------  -------  ------
Foreign Currency Translation Adjustments,
Beginning of Year..............................             24      (2)    (17)
Change in Foreign Currency Translation
Adjustments....................................             (6)      26      15
                                                       -------  -------  ------
Foreign Currency Translation Adjustments, End
of Year........................................             18       24     (2)
                                                       -------  -------  ------
Total Equity, End of Year......................    13  $11,983  $11,754  $8,428
                                                       =======  =======  ======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994 (IN MILLIONS)

                                                     1996      1995      1994
                                                   --------  --------  --------
Net Cash Provided by Operating Activities......... $  3,688  $  4,823  $  3,980
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Fixed Maturities................................   76,117    64,372    47,658
  Equity Securities...............................    2,069       694       795
  Mortgage Loans on Real Estate...................    2,380     3,182     2,684
  Real Estate.....................................    1,948     1,193       688
  Real Estate Joint Ventures......................      410       387       471
  Other Limited Partnership Interests.............      178        42        24
 Purchases of:
  Fixed Maturities................................  (76,225)  (66,693)  (51,073)
  Equity Securities...............................   (2,742)     (781)     (812)
  Mortgage Loans on Real Estate...................   (4,225)   (2,491)   (1,465)
  Real Estate.....................................     (859)     (904)     (773)
  Real Estate Joint Ventures......................     (130)     (285)      (51)
  Other Limited Partnership Interests.............     (307)      (87)     (164)
 Net Change in Short-Term Investments.............    1,028      (634)      198
 Net Change in Policy Loans.......................     (128)     (112)     (393)
 Other, Net.......................................     (438)     (568)     (107)
                                                   --------  --------  --------
Net Cash Used by Investing Activities.............     (924)   (2,685)   (2,320)
                                                   --------  --------  --------
Cash Flows from Financing Activities:
 Policyholder Account Balances
  Deposits........................................   17,167    16,017    15,580
  Withdrawals.....................................  (19,321)  (19,142)  (16,876)
 Additions to Long-Term Debt......................      --        692       148
 Repayments of Long-Term Debt.....................     (284)     (389)     (334)
 Net Increase (Decrease) in Short-Term Debt.......       69       (78)      143
                                                   --------  --------  --------
Net Cash Used by Financing Activities.............   (2,369)   (2,900)   (1,339)
                                                   --------  --------  --------
Change in Cash and Cash Equivalents...............      395      (762)      321
Cash and Cash Equivalents, Beginning of Year......    1,930     2,692     2,371
                                                   --------  --------  --------
Cash and Cash Equivalents, End of Year............ $  2,325  $  1,930  $  2,692
                                                   ========  ========  ========
Supplemental Cash Flow Information:
 Interest Paid.................................... $    310  $    280  $    257
                                                   ========  ========  ========
 Income Taxes Paid................................ $    497  $    283  $    161
                                                   ========  ========  ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                       1996     1995     1994
                                                      -------  -------  ------
Net Earnings......................................... $   853  $   699  $  114
Adjustments to Reconcile Net Earnings to Net Cash
 Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net...    (391)    (376)   (538)
  Change in Accrued Investment Income................     350     (191)    (70)
  Change in Premiums and Other Receivables...........    (106)     (29)   (458)
  Undistributed (Income) Loss of Real Estate Joint
   Ventures and Other Limited Partnerships...........     100      (95)    150
  Gains from Sale of Investments and Businesses, Net.    (573)    (721)     (4)
  Depreciation and Amortization Expenses.............     (18)      30     (25)
  Interest Credited to Policyholder Account Balances.   2,868    3,143   3,040
  Universal Life and Investment-Type Product Policy
   Fee Income........................................  (1,173)  (1,105)   (883)
  Change in Future Policy Benefits...................   2,149    2,332   2,089
  Change in Other Policyholder Funds.................     181      (66)     65
  Change in Policyholder Dividends Payable...........      (8)      11     (55)
  Change in Income Taxes Payable.....................    (134)     327     503
  Other, Net.........................................    (410)     864      52
                                                      -------  -------  ------
Net Cash Provided by Operating Activities............ $ 3,688  $ 4,823  $3,980
                                                      =======  =======  ======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "Company") principally provide life insurance and annuity products and pension, pension-related and investment-related services to individuals, corporations and other institutions. The Company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory, and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Significant intercompany transactions and balances have been eliminated in consolidation.

  Minority interest related to subsidiaries, partnership and joint venture interests that are consolidated amounted to $149 million and $137 million at December 31, 1996 and 1995, respectively, and is included in other liabilities. Minority interest in earnings of $30 million, $22 million and $5 million in 1996, 1995 and 1994, respectively, is included in other operating costs and expenses.

  In August 1996, MetLife completed a merger with New England Mutual Life Insurance Company ("The New England") whereby The New England was merged directly into MetLife. The merger was accounted for as a pooling of interest and, accordingly, the accompanying consolidated financial statements include the accounts and operations of The New England for all periods.

  Prior to 1996, MetLife, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Department (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company. In 1996, MetLife adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of MetLife for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," has been reflected in equity at January 1, 1994 (see Note
13).

  As of December 31, 1994, the Company adopted SFAS No. 115, which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased consolidated equity at December 31, 1994, by $1,247 million, net of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits. In 1995, the FASB issued implementation guidance for SFAS No. 115 and permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 31, 1995, the Company transferred $3,058 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated equity at December 31, 1995, increased by

$135 million, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair value. Equity securities are stated principally at estimated fair value and include common stocks and nonredeemable preferred stocks. Unrealized investment gains and losses on fixed maturity securities available for sale and equity securities are reported as a separate component of equity. Such amounts are net of related deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Costs of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

  Mortgage loans in good standing are carried at outstanding principal balances less unaccreted discounts. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. When the Company determines that a loan is impaired, an allowance for loss is established for the difference between the carrying value of the mortgage loan and the estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as a realized investment loss. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses.

  Investment real estate, including real estate acquired in satisfaction of debt, is generally stated at depreciated cost (or amortized cost for capital leases). At the date of foreclosure, real estate acquired in satisfaction of debt is recorded at estimated fair value. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable. In performing the review for recoverability, management estimates future cash flows expected from real estate investments including proceeds on disposition. If the sum of such expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the real estate, an impairment loss is recognized. Measurement of impairment losses is based on the estimated fair market value of the real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with underlying risks. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in allowances relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation, including charges relating to capital leases, of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 20 to 40 years or the terms of the lease, if shorter. Accumulated depreciation and amortization on real estate was $2,109 million and $2,187 million at December 31, 1996 and 1995, respectively. Depreciation and amortization expense totaled $348 million, $427 million and $356 million for the years ended December 31, 1996, 1995 and 1994, respectively.

  Policy loans are stated at unpaid principal balances. Short-term investments are stated at amortized cost, which approximates fair value.

  The Company acts as the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the Company records the aggregate future minimum lease payments due, the estimated residual value of the leased equipment and unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment or its net capitalized value. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated on a straight-line basis over its estimated economic life and lease income is recorded as earned.

  The Company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the repurchase price. The financing is generally in the form of long-term debt that provides for no recourse against the Company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight-line or sum of the years digits methods over the estimated useful lives of the assets, which generally range from 20 to 40 years for real estate and five to 15 years or the term of the lease, if shorter, for all other property and equipment. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

 RECOGNITION OF INCOME AND EXPENSES

  Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  For contracts with a single premium, or limited number of premium payments due over a significantly shorter period of time than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract terms.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities and are computed principally by the monthly pro rata method.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

  Deferred policy acquisition costs are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 VALUE OF INSURANCE BUSINESS ACQUIRED AND GOODWILL

  The cost of insurance acquired of $358 million and $381 million at December 31, 1996 and 1995, respectively, and the excess of purchase price over the fair value of net assets acquired of $17 million and $22 million at December 31, 1996 and 1995, respectively, are included in other assets. The cost of insurance acquired is being amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. Accumulated amortization of cost of insurance acquired was $48 million and $18 million at December 31, 1996 and 1995, respectively, and related amortization expense was $30 million, $27 million and $2 million for the years ended December 31, 1996, 1995 and 1994, respectively. The excess of purchase price over the fair value of assets acquired is being amortized generally over a 10 year period using the straight-line method. Accumulated amortization of cost in excess of net assets acquired was $48 million and $43 million at December 31, 1996 and 1995, respectively, and related amortization expense was $5 million, $5 million and $6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits, the liability for terminal dividends and premium deficiency reserves. The net level premium reserve is calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholder fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing future policy benefit liabilities range from 2.5 percent to 7.0 percent for life insurance policies and 6.0 percent to 8.25 percent for annuity contracts.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the Company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience.

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Separate Account assets and liabilities also include assets and liabilities relating to unit-linked products sold in the United Kingdom.

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

  For the years ended December 31, 1996, 1995 and 1994, respectively, real estate of $189 million, $429 million and $273 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned real estate acquired in satisfaction of debt of $456 million and $649 million, respectively. During 1995 and 1994, respectively, the company assumed liabilities of $1,573 million and $88 million and received assets of $1,573 million and $86 million through assumption of certain businesses from other insurance companies.

 DISCONTINUED OPERATIONS

  In January 1995, the Company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the Company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the Company received $485 million face amount of United HealthCare Corporation convertible preferred stock and $326 million in cash (including additional consideration of $50 million in 1996). The sale resulted in an aftertax loss of $36 million in 1996 and an aftertax gain of $372 million in 1995. Operating losses in 1996 related principally to the finalization of the transfer of group medical contracts to MetraHealth. The Company also has the right to receive from United HealthCare Corporation up to approximately $169 million in cash based on the 1997 consolidated financial results of United HealthCare Corporation.

  During 1995, the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 million (including additional cash consideration of $25 million in 1996), resulting in aftertax gains of $17 million in 1996 and $44 million in 1995.

  These operations are accounted for as discontinued operations and, accordingly, are segregated in the accompanying consolidated statements of earnings.

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturity and equity securities, by category, are shown below.

HELD TO MATURITY SECURITIES--DECEMBER 31, 1996 (in millions)

                                                  GROSS UNREALIZED
                                       AMORTIZED -------------------  ESTIMATED
                                         COST      GAIN      LOSS     FAIR VALUE
                                       --------- ---------  ------    ----------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies.......... $    48    $      3             $    51
  States and political subdivisions...       58          1                  59
  Foreign governments.................      260          5                 265
  Corporate...........................    7,520        236 $      64     7,692
  Mortgage-backed securities..........      689          1        16       674
  Other...............................    2,746         85        24     2,807
                                        -------   -------- ---------   -------
   Total bonds........................   11,321        331       104    11,548
 Redeemable preferred stocks..........        1        --        --          1
                                        -------   -------- ---------   -------
   Total Fixed Maturities.............  $11,322   $    331 $     104   $11,549
                                        =======   ======== =========   =======

HELD TO MATURITY SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies.......... $    63    $      3             $    66
  States and political subdivisions...       57        --                   57
  Foreign governments.................      194         10                 204
  Corporate...........................    8,039        398 $      33     8,404
  Mortgage-backed securities..........      860          5        31       834
  Other...............................    2,126        128         5     2,249
                                        -------   -------- ---------   -------
   Total bonds........................   11,339        544        69    11,814
 Redeemable preferred stocks..........        1        --        --          1
                                        -------   -------- ---------   -------
   Total Fixed Maturities.............  $11,340       $544 $      69   $11,815
                                        =======   ======== =========   =======

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1996 (in millions)

                                                             GROSS
                                                          UNREALIZED
                                                          -----------
                                                                      ESTIMATED
                                                AMORTIZED               FAIR
                                                  COST     GAIN  LOSS   VALUE
                                                --------- ------ ---- ---------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations of
   U. S. government corporations and agencies..  $12,949  $  901 $128  $13,722
  States and political subdivisions............      536      13    1      548
  Foreign governments..........................    2,597     266    6    2,857
  Corporate....................................   32,520   1,102  294   33,328
  Mortgage-backed securities...................   21,200     407   91   21,516
  Other........................................    2,511      90   30    2,571
                                                 -------  ------ ----  -------
  Total bonds..................................   72,313   2,779  550   74,542
 Redeemable preferred stocks...................      500     --     3      497
                                                 -------  ------ ----  -------
  Total Fixed Maturities.......................  $72,813  $2,779 $553  $75,039
                                                 =======  ====== ====  =======
Equity Securities:
 Common stocks.................................  $ 1,882  $  648 $ 55  $ 2,475
 Nonredeemable preferred stocks................      371      51   81      341
                                                 -------  ------ ----  -------
  Total Equity Securities......................  $ 2,253  $  699 $136  $ 2,816
                                                 =======  ====== ====  =======

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations
   of U. S. government corporations and agencies.... $15,963 $2,194 $  4 $18,153
  States and political subdivisions.................      54      1   --      55
  Foreign governments...............................   1,851    195   --   2,046
  Corporate.........................................  29,742  1,905  124  31,523
  Mortgage-backed securities........................  21,255    707   28  21,934
  Other.............................................   1,788    235    7   2,016
                                                     ------- ------ ---- -------
  Total bonds.......................................  70,653  5,237  163  75,727
Redeemable preferred stocks.........................     593     95    3     685
                                                     ------- ------ ---- -------
Total Fixed Maturities.............................. $71,246 $5,332 $166 $76,412
                                                     ======= ====== ==== =======
Equity Securities:
 Common stocks...................................... $ 1,372 $  389 $134 $ 1,627
 Nonredeemable preferred stocks.....................     167      2   47     122
                                                     ------- ------ ---- -------
  Total Equity Securities........................... $ 1,539 $  391 $181 $ 1,749
                                                     ======= ====== ==== =======

  The amortized cost and estimated fair value of bonds classified as held to maturity, by contractual maturity, are shown below.

                                                      AMORTIZED ESTIMATED
                                                        COST    FAIR VALUE
                                                      --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less........................  $   389   $   391
      Due after one year through five years..........    3,317     3,413
      Due after five years through 10 years..........    5,444     5,562
      Due after 10 years.............................    1,482     1,508
                                                       -------   -------
       Subtotal......................................   10,632    10,874
      Mortgage-backed securities.....................      689       674
                                                       -------   -------
        Total........................................  $11,321   $11,548
                                                       =======   =======

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, are shown below.

                                                      AMORTIZED ESTIMATED
                                                        COST    FAIR VALUE
                                                      --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less........................  $ 1,842   $ 1,844
      Due after one year through five years..........   13,659    13,957
      Due after five years through 10 years..........   15,729    16,228
      Due after 10 years.............................   19,883    20,997
                                                       -------   -------
       Subtotal......................................   51,113    53,026
      Mortgage-backed securities.....................   21,200    21,516
                                                       -------   -------
        Total........................................  $72,313   $74,542
                                                       =======   =======

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1996, approximately 16 percent and 7 percent of the properties were located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                      1996  1995
                                                                      ----  ----
DECEMBER 31
Office buildings.....................................................  30%   32%
Retail...............................................................  19%   18%
Residential..........................................................  16%   17%
Agricultural.........................................................  18%   16%
Other................................................................  17%   17%
                                                                      ---   ---
  Total.............................................................. 100%  100%
                                                                      ===   ===

  Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $869 million and $1,164 million at December 31, 1996 and 1995, respectively.

  Mortgage loan valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
DECEMBER 31 (in millions)
Balance, beginning of year.................................... $466  $483  $569
Additions charged to income...................................  144   107    89
Deductions for writedowns and dispositions.................... (166) (124) (175)
                                                               ----  ----  ----
Balance, end of year.......................................... $444  $466  $483
                                                               ====  ====  ====

  Impaired mortgage loans and related valuation allowances are as follows:

                                                                  1996    1995
                                                                 ------  ------
DECEMBER 31 (in millions)
Impaired mortgage loans with valuation allowances............... $1,677  $2,028
Impaired mortgage loans with no valuation allowances............    165     389
                                                                 ------  ------
Recorded investment in impaired mortgage loans..................  1,842   2,417
Valuation allowances............................................   (427)   (449)
                                                                 ------  ------
Net impaired mortgage loans..................................... $1,415  $1,968
                                                                 ======  ======

  During the years ended December 31, 1996 and 1995, the Company's average recorded investment in impaired mortgage loans was $2,113 million and $2,365 million, respectively. Interest income recognized on these impaired mortgage loans totaled $122 million and $169 million for the years ended December 31, 1996 and 1995, respectively. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans, where the present value method is used to measure impairment, is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

 REAL ESTATE

  Real Estate valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year.................................... $743  $622  $674
Additions charged to income...................................  127   358    82
Deductions for writedowns and dispositions.................... (341) (237) (134)
                                                               ----  ----  ----
Balance, end of year.......................................... $529  $743  $622
                                                               ====  ====  ====

  The above table does not include valuation reserves of $118 million, $167 million and $95 million at December 31, 1996, 1995 and 1994, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the Company established valuation allowances for impaired real estate investments. During 1996, $150 million of valuation allowances relating to real estate held for investment were applied as writedowns to specific properties. The balance in the real estate valuation allowance at December 31, 1996, relates to properties that management has committed to a plan of sale. The carrying value, net of valuation allowances, of properties committed to a plan of sale was $1,844 million at December 31, 1996. Net investment income relating to such properties was $60 million for the year ended December 31, 1996.

 LEASES AND LEVERAGED LEASES

  The Company's investment in direct financing leases and leveraged leases is summarized below.

                               DIRECT FINANCING     LEVERAGED
                                    LEASES           LEASES          TOTAL
                               ------------------  ------------  --------------
                                 1996      1995     1996   1995   1996    1995
                               --------  --------  ------  ----  ------  ------
DECEMBER 31 (in millions)
Investment.................... $  1,247  $  1,054  $  507  $298  $1,754  $1,352
Estimated Residual Values.....      238       231     543   445     781     676
                               --------  --------  ------  ----  ------  ------
 Total........................    1,485     1,285   1,050   743   2,535   2,028
Unearned Income...............     (336)     (295)   (316) (230)   (652)   (525)
                               --------  --------  ------  ----  ------  ------
Net Investment................ $  1,149  $    990  $  734  $513  $1,883  $1,503
                               ========  ========  ======  ====  ======  ======

  The investment amounts set forth above are due primarily in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.


Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases are:

                                                      DIRECT
                                                     FINANCING RESIDUALS TOTAL
                                                     --------- --------- ------
YEAR ENDING DECEMBER 31 (in millions)
  1997..............................................  $  236     $ 20    $  256
  1998..............................................     209        9       218
  1999..............................................     189       25       214
  2000..............................................     167       26       193
  2001..............................................     128       23       151
Thereafter..........................................     318      135       453
                                                      ------     ----    ------
Total...............................................  $1,247     $238    $1,485
                                                      ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flow.

FINANCIAL INSTRUMENTS

  The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying consolidated balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

  The Company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company may also sell covered call options for income generation purposes from time to time. The Company does not engage in trading of these derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The Company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1996, the Company employed several ongoing derivatives strategies. The Company entered into a number of anticipatory hedges using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The Company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The Company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the Company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $4,062 million and $3,917 million, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of investment income are as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities........................................ $6,042  $6,006  $5,682
Equity securities.......................................     60      45      53
Mortgage loans on real estate...........................  1,523   1,501   1,573
Policy loans............................................    399     394     359
Real estate.............................................  1,647   1,833   1,870
Real estate joint ventures..............................     21      41     (99)
Other limited partnership interests.....................     70      23      40
Leases and leveraged leases.............................    135     113      92
Cash, cash equivalents and short-term investments.......    214     231     146
Other investment income.................................    281     326     337
                                                         ------  ------  ------
Gross investment income................................. 10,392  10,513  10,053
Investment expenses..................................... (1,544) (1,802) (1,770)
                                                         ------  ------  ------
Investment income, net.................................. $8,848  $8,711  $8,283
                                                         ======  ======  ======

  Investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                        1996    1995    1994
                                                       ------  ------  -------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities...................................... $  234  $  621  $   (97)
Equity securities.....................................     78      (5)     141
Mortgage loans on real estate.........................    (86)    (51)     (41)
Real estate...........................................    165    (375)     (20)
Real estate joint ventures............................    206     (16)      18
Other limited partnership interests...................     82     117       28
Other.................................................    (76)    (92)     (25)
                                                       ------  ------  -------
Investment gains, net................................. $  603  $  199  $     4
                                                       ======  ======  =======
  Proceeds from the sales of bonds classified as available for sale during
1996, 1995 and 1994 were $74,580 million, $58,537 million and $43,903 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $1,069 million, $1,013 million and $642 million and gross losses of $842 million, $402 million and $719 million were realized on those sales. Proceeds from the sale of bonds classified as held to maturity during 1996, 1995 and 1994 were $1,281 million, $1,806 million and $1,797 million, respectively. During 1996, 1995 and
1994, respectively, gross gains of $10 million, $17 million and $9 million and gross losses of $1 million, $4 million and $13 million were realized on those sales. Sales of held to maturity bonds were principally due to prepayments and callable features on privately placed bonds.
  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years are summarized as follows:
                                                        1996    1995    1994
                                                       ------  ------  -------
DECEMBER 31 (in millions)
Balance, end of year, comprised of:
 Unrealized investment gains (losses) on:
  Fixed maturities.................................... $2,226  $5,166  $(2,328)
  Equity securities...................................    563     210       41
  Other...............................................    474     380      378
                                                       ------  ------  -------
                                                        3,263   5,756   (1,909)
 Amounts of unrealized investment gains (losses) at-
  tributable to:
  Participating pension contracts.....................     (9)   (350)     (92)
  Loss recognition.................................... (1,219) (2,064)      (1)
  Deferred policy acquisition cost allowances.........   (420)   (748)     499
  Deferred income tax (expense) benefit...............   (587)   (948)     548
                                                       ------  ------  -------
Balance, end of year.................................. $1,028  $1,646  $  (955)
                                                       ======  ======  =======

                                                         1996    1995    1994
                                                        ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year:............................ $1,646  $ (955) $  259
 Change in unrealized investment gains (losses)........ (2,493)  7,665      50
 Unrealized loss at date of adoption of SFAS No. 115...     --      --  (2,449)
 Change in unrealized investment gains (losses)
 attributable to:
  Participating pension contracts......................    341    (258)    (86)
  Loss recognition.....................................    845  (2,063)     21
  Deferred policy acquisition cost allowances..........    328  (1,247)    550
  Deferred income tax (expense) benefit................    361  (1,496)    700
                                                        ------  ------  ------
Balance, end of year................................... $1,028  $1,646  $ (955)
                                                        ======  ======  ======

4. REAL ESTATE JOINT VENTURES AND OTHER LIMITED PARTNERSHIP INTERESTS Summarized combined financial information of real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10 percent or greater, is as follows:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
Assets:
 Investments in real estate, at depreciated cost.................. $1,030 $1,409
 Investments in securities, generally at estimated fair value.....    621    534
 Cash and cash equivalents........................................     37     33
 Other............................................................  1,030  1,005
                                                                   ------ ------
Total assets...................................................... $2,718 $2,981
                                                                   ====== ======
Liabilities:
 Borrowed funds--third party...................................... $  243 $  264
 Borrowed funds--MetLife..........................................     69    133
 Other............................................................    915    933
                                                                   ------ ------
Total liabilities.................................................  1,227  1,330
                                                                   ------ ------
Partners' Capital................................................. $1,491 $1,651
                                                                   ====== ======
MetLife equity in partners' capital included above................ $  786 $1,103
                                                                   ====== ======

                                                              1996  1995  1994
                                                              ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Operations:
 Revenues of real estate joint ventures...................... $275  $364  $357
 Revenues of other limited partnerships interests............  297   417   287
 Interest expense--third party...............................  (11)  (26)  (24)
 Interest expense--MetLife...................................  (19)  (31)  (27)
 Other expenses.............................................. (411) (501) (499)
                                                              ----  ----  ----
Net earnings................................................. $131  $223  $ 94
                                                              ====  ====  ====
MetLife earnings from real estate joint ventures and other
 limited partnership interests
 included above.............................................. $ 34  $ 28  $  9
                                                              ====  ====  ====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  In the normal course of business, the Company assumes and cedes insurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned is as follows:

                                                       1996     1995     1994
                                                      -------  -------  -------
YEARS ENDED DECEMBER 31 (in millions)
Direct premiums...................................... $12,569  $11,944  $11,309
Reinsurance assumed..................................     508      812      227
Reinsurance ceded....................................  (1,615)  (1,578)  (1,458)
                                                      -------  -------  -------
Net premiums earned.................................. $11,462  $11,178  $10,078
                                                      =======  =======  =======

  Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $1,667 million, $1,523 million and $1,328 million for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoverables of $700 million and $458 million at December 31, 1996 and 1995, respectively.

  A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

  The Company acquired, in part through reinsurance effective in January 1995, group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses for $403 million, $53 million of which was paid in 1994. In January 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured contracts converted to Company contracts at policy anniversary dates.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts is summarized as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance at January 1.................................... $3,296  $2,670  $2,553
 Less reinsurance recoverables..........................    214     104      88
                                                         ------  ------  ------
Net balance at January 1................................  3,082   2,566   2,465
                                                         ------  ------  ------
Incurred related to:
 Current year...........................................  2,951   3,420   2,831
 Prior years............................................   (114)    (68)    (75)
                                                         ------  ------  ------
Total incurred..........................................  2,837   3,352   2,756
                                                         ------  ------  ------
Paid related to:
 Current year...........................................  1,998   2,053   1,887
 Prior years............................................    791     783     768
                                                         ------  ------  ------
Total paid..............................................  2,789   2,836   2,655
                                                         ------  ------  ------
Net balance at December 31..............................  3,130   3,082   2,566
 Plus reinsurance recoverables..........................    215     214     104
                                                         ------  ------  ------
Balance at December 31.................................. $3,345  $3,296  $2,670
                                                         ======  ======  ======

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  MetLife and its eligible subsidiaries file a consolidated U. S. income tax return and separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and taxable income.

INCOME TAX EXPENSE (BENEFIT) OF CONTINUING OPERATIONS

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
1996 (in millions)
Federal..................................................  $346     $ 66   $412
State and local..........................................    25        6     31
Foreign..................................................    27       12     39
                                                           ----     ----   ----
  Total..................................................  $398     $ 84   $482
                                                           ====     ====   ====
1995 (in millions)
Federal..................................................  $241     $ 65   $306
State and local..........................................    52        3     55
Foreign..................................................    22       24     46
                                                           ----     ----   ----
  Total..................................................  $315     $ 92   $407
                                                           ====     ====   ====
1994 (in millions)
Federal..................................................  $443     $(95)  $348
State and local..........................................    15       (5)    10
Foreign..................................................    17        5     22
                                                           ----     ----   ----
  Total..................................................  $475     $(95)  $380
                                                           ====     ====   ====

Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                              1996   1995  1994
                                                             ------  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Income before taxes........................................  $1,406  $744  $413
Income tax rate............................................      35%   35%   35%
                                                             ------  ----  ----
Expected income tax expense at federal statutory income tax
rate.......................................................     492   260   145
Tax effect of:
 Tax exempt investment income..............................     (18)   (9)   (9)
 Differential earnings amount..............................      38    67   206
 State and local income taxes..............................      23    37     5
 Foreign operations........................................      (7)   25     3
 Tax credits...............................................     (15)  (15)   --
 Prior year taxes..........................................     (46)   (3)    3
 Other, net................................................      15    45    27
                                                             ------  ----  ----
Income tax expense.........................................  $  482  $407  $380
                                                             ======  ====  ====

  The deferred tax asset or liability recorded on the consolidated balance sheets represents the future tax effects of the temporary differences between the tax basis of assets and liabilities and their amounts for financial reporting. Significant components of deferred tax assets relate to policyholder liabilities and unrealized investment losses. The major items associated with deferred tax liabilities relate to policy acquisition costs, the excess of tax over financial statement depreciation, and unrealized investment gains.

  As of December 31, 1996, the net deferred tax asset includes a benefit of $18 million resulting from foreign net operating loss carryforwards from several foreign affiliates. This benefit is offset by a valuation allowance of $18 million. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred tax asset is realizable.

  As of December 31, 1996, the deferred tax asset includes a benefit of $12 million resulting from U.S. tax basis net operating loss carryforwards of $34 million. Subject to statutory limitations, these carryforwards are available to offset taxable income through the year 2011.

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The Company has defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension cost for the defined benefit qualified and nonqualified pension plans are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 77  $ 62  $ 93
Interest cost on projected benefit obligation.................  232   222   216
Actual return on assets....................................... (273) (280) (246)
Net amortization and deferrals................................  (12)  (13)  (28)
                                                               ----  ----  ----
Net periodic pension cost..................................... $ 24  $ (9) $ 35
                                                               ====  ====  ====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation are as follows:

                                            1996                   1995
                                   ---------------------- ----------------------
                                   OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                   ---------- ----------- ---------- -----------
DECEMBER 31 (in millions)
Actuarial present value of
obligations:
 Vested..........................    $2,756      $135       $2,682      $121
 Nonvested.......................        38       --            43         1
                                     ------      ----       ------      ----
Accumulated benefit obligation...    $2,794      $135       $2,725      $122
                                     ======      ====       ======      ====
Projected benefit obligation.....    $3,084      $184       $3,047      $166
Plan assets (principally Company
 investment contracts) at
 contract value..................     3,495       133        3,236       117
                                     ------      ----       ------      ----
Plan assets in excess of (less
 than) projected benefit obliga-
 tion............................       411       (51)         189       (49)
Unrecognized prior service cost..       165       --            71        (4)
Unrecognized net (loss) gain from
 past experience different from
 that assumed....................        (5)       38          351        43
Unrecognized net asset at transi-
 tion............................      (172)       (4)        (206)       (5)
                                     ------      ----       ------      ----
Prepaid (accrued) pension cost at
 December 31.....................    $  399      $(17)      $  405      $(15)
                                     ======      ====       ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 8.0 percent for 1996 and 7.25 percent to 8.5 percent for 1995. The weighted average assumed rate of increase in future compensation levels ranged from 4.0 percent to 8.0 percent in 1996 and 1995. The assumed long-term rate of return on assets used in determining the net periodic pension cost ranged from 8.0 percent to 8.5 percent in 1996 and 8.0 percent to 9.5 percent in 1995. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans available for substantially all employees under which the Company matches a portion of employee contributions. During 1996, 1995 and 1994, the Company contributed $42 million, $49 million and $53 million, respectively, to the plans.

OTHER POSTRETIREMENT BENEFITS

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the Company's consolidated balance sheets.

                                                                 1996    1995
                                                                ------  ------
DECEMBER 31 (in millions)
Accumulated postretirement benefit obligation:
 Retirees...................................................... $1,170  $1,223
 Fully eligible active employees...............................    135     111
 Active employees not eligible to retire.......................    378     366
                                                                ------  ------
  Total........................................................  1,683   1,700
Plan assets (Company insurance contracts) at contract value....    897     804
                                                                ------  ------
Plan assets less than accumulated postretirement benefit obli-
 gation........................................................   (786)   (896)
Unrecognized net (loss) gain from past experience different
 from that assumed and from
 changes in assumptions........................................    (20)    108
                                                                ------  ------
Accrued nonpension postretirement benefit cost at December 31.. $ (806) $ (788)
                                                                ======  ======

  The components of the net periodic nonpension postretirement benefit cost are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 41  $28   $ 43
Interest cost on accumulated postretirement benefit obliga-
 tion.........................................................  127  115    122
Actual return on plan assets (Company insurance contracts)....  (58) (63)   (56)
Net amortization and deferrals................................    2   (9)    (1)
                                                               ----  ---   ----
Net periodic nonpension postretirement benefit cost........... $112  $71   $108
                                                               ====  ===   ====

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.5 percent in 1996, gradually decreasing to 5.25 percent over 12 years and 10.0 percent in 1995 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.0 percent to 7.75 percent at December 31, 1996 and was 7.25 percent at December 31, 1995.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1996 would be increased 9.0 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1996, would be an increase of
13.0 percent.

8. LEASES

 LEASE INCOME ON REAL ESTATE

  During 1996, 1995 and 1994, the Company received $1,658 million, $1,523 million and $1,538 million, respectively, in lease income related to its wholly owned real estate portfolio. In accordance with industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate is $853 million, $783 million, $695 million, $607 million and $526 million for 1997 and each of the succeeding four years, respectively, and $1,609 million thereafter.

 LEASE EXPENSE

  The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under noncancelable leases for 1997 and the succeeding four years are $129 million, $110 million, $91 million, $70 million and $55 million, respectively, and $74 million thereafter. Minimum future sublease rental income on these noncancelable leases is $30 million, $25 million, $32 million, $23 million and $17 million for 1997 and the succeeding four years, respectively, and $45 million thereafter.

9. DEBT

  Debt consisted of the following:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
6.300% surplus notes scheduled to mature on November 1, 2003.....  $  396 $  395
7.000% surplus notes scheduled to mature on November 1, 2005.....     248    248
7.700% surplus notes scheduled to mature on November 1, 2015.....     197    197
7.450% surplus notes scheduled to mature on November 1, 2023.....     296    296
7.875% surplus notes scheduled to mature on February 15, 2024....     148    148
7.800% surplus notes scheduled to mature on November 1, 2025.....     248    247
Mortgage debt, due 1997 through 2015, interest rates ranging from
7.25% to 10.25%..................................................      96    187
Other............................................................     425    627
                                                                   ------ ------
 Total long-term debt............................................   2,054  2,345
Short-term debt..................................................   3,311  3,235
                                                                   ------ ------
 Total...........................................................  $5,365 $5,580
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York ("Superintendent"). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003.

  At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years amounted to $72 million, $22 million, $106 million, $38 million and $9 million, respectively, and $1,828 million thereafter.

  As of December 31, 1996, the Company had unused lines of credit under agreements with various banks having a principal amount of $1,821 million.

10. CONTINGENCIES

  Litigation seeking compensatory and/or punitive damages relating to the marketing by the Company of individual life insurance (including putative class and individual actions) has been instituted by or on behalf of policyholders and others, and additional litigation relating to the Company's life insurance marketing may be commenced in the future. In addition, an investigation into certain life insurance marketing, which was commenced by the Office of the United States Attorney for the Middle District of Florida, in conjunction with a grand jury, as early as 1994, has not been terminated.

  Numerous litigation, claims and assessments against the Company, in addition to the aforementioned, have arisen in the course of the Company's business, operations and activities. In certain of these matters, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

  While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses consisted of the following:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Compensation costs...................................... $1,813  $1,607  $1,553
Commissions.............................................    722     853     700
Interest and debt issue costs...........................    311     285     264
Amortization of policy acquisition costs................    637     684     601
Capitalization of policy acquisition costs.............. (1,028) (1,060) (1,062)
Rent expense, net of sublease...........................    180     184     179
Restructuring charges...................................     18      88     --
Other...................................................  2,058   1,644   1,265
                                                         ------  ------  ------
 Total.................................................. $4,711  $4,285  $3,500
                                                         ======  ======  ======

  During 1996 and 1995, the Company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1996 (in millions)
Assets
 Fixed maturities..................................          $86,361    $86,588
 Equity securities.................................            2,816      2,816
 Mortgage loans on real estate.....................           18,964     19,342
 Policy loans......................................            5,842      5,796
 Short-term investments............................              741        741
 Cash and cash equivalents.........................            2,325      2,325
Liabilities
 Policyholder account balances.....................           30,470     30,611
 Short- and long-term debt.........................            5,365      5,331
Other financial instruments
 Interest rate swaps...............................  $1,242      --         (14)
 Interest rate caps................................   1,946       20         14
 Foreign currency swaps............................     207      --         (23)
 Foreign currency forwards.........................     151        3          3
 Covered call options..............................      25       (2)        (2)
 Unused lines of credit............................   1,821      --           1

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1995 (in millions)
Assets
 Fixed maturities..................................          $87,752    $88,227
 Equity securities.................................            1,749      1,749
 Mortgage loans on real estate.....................           17,216     18,161
 Policy loans......................................            5,714      5,884
 Short-term investments............................            1,769      1,769
 Cash and cash equivalents.........................            1,930      1,930
Liabilities
 Policyholder account balances.....................           31,595     31,974
 Short- and long-term debt.........................            5,580      5,594
Other financial instruments
 Interest rate swaps...............................  $2,031      (29)       (40)
 Interest rate caps................................   2,711       32         15
 Foreign currency swaps............................      89       --          4
 Foreign currency forwards.........................     121        1          1
 Covered call options..............................      25       (2)        (2)
 Futures contracts.................................   1,402      (19)       --
 Unused lines of credit............................   1,645      --           1

  For fixed maturities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded fixed maturities represented approximately 80 percent of the estimated fair value of the total fixed maturities as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Included in fixed maturities are loaned securities with estimated fair values of $7,293 million and $8,418 million at December 31, 1996 and 1995, respectively. Estimated fair values of equity securities were generally based on quoted market prices. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

13. STATUTORY FINANCIAL INFORMATION

  The FASB Interpretation and the FASB Standard referred to in Note 1 required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect (except for the adoption of SFAS No. 115 in 1994) of applying the Interpretation and the Standard is as follows:

                                 (IN MILLIONS)
      DECEMBER 31, 1993
      statutory surplus:
       MetLife historical......     $ 6,406
       The New England
       historical..............         401
       Adjustments to conform
       statutory accounting
       policies................        (315)
                                    -------
                                      6,492
      Adjustments to GAAP:
         Future policy benefits
       and policyholder account
       balances................      (3,975)
       Deferred policy
       acquisition costs.......       6,142
       Deferred income taxes...       1,032
       Valuation of
       investments.............      (2,216)
       Statutory asset
       valuation reserves......       1,743
       Statutory interest
       maintenance reserve.....         962
       Surplus notes...........        (629)
       Other, net..............         (38)
                                    -------
      January 1, 1994, equity..     $ 9,513
                                    =======

  The following reconciles net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                              1996  1995  1994
                                                              ----  ----  -----
YEARS ENDED DECEMBER 31 (in millions)
Net change in statutory surplus:
 MetLife historical.......................................... $366  $260  $(102)
 The New England historical..................................  --     (8)   231
 Adjustments to conform statutory accounting policies........  --    (23)   (65)
                                                              ----  ----  -----
                                                               366   229     64
Adjustments to GAAP:
 Future policy benefits and policyholder account balances.... (165)  (17)  (464)
 Deferred policy acquisition costs...........................  391   376    461
 Deferred income taxes.......................................  (74)  (97)    47
 Valuation of investments....................................  (84)  106    (53)
 Statutory asset valuation reserves..........................  599    30    313
 Statutory interest maintenance reserve......................   19   284    (58)
 Surplus notes...............................................  --   (622)  (148)
 Other, net.................................................. (199)  410    (48)
                                                              ----  ----  -----
 Net Earnings................................................ $853  $699  $ 114
                                                              ====  ====  =====

                                                                1996     1995
                                                               -------  -------
December 31 (in millions).....................................
Statutory surplus:
 MetLife historical........................................... $ 7,151  $ 6,564
 The New England historical...................................     --       624
 Adjustments to conform statutory accounting policies.........     --      (403)
                                                               -------  -------
                                                                 7,151    6,785
 Adjustments to GAAP:
  Future policy benefits and policyholder account balances....  (5,742)  (6,781)
  Deferred policy acquisition costs...........................   7,227    6,508
  Deferred income taxes.......................................     264      (28)
  Valuation of investments....................................     610    3,070
  Statutory asset valuation reserves..........................   2,684    2,085
  Statutory interest maintenance reserve......................   1,208    1,189
  Surplus notes...............................................  (1,393)  (1,391)
  Other, net..................................................     (26)     317
                                                               -------  -------
 Equity....................................................... $11,983  $11,754
                                                               =======  =======